Exhibit 4.17

GSK CONSUMER HEALTHCARE CAPITAL US LLC

AND

GSK CONSUMER HEALTHCARE CAPITAL UK PLC

as ISSUERS

GLAXOSMITHKLINE PLC

AND

HALEON PLC

as GUARANTORS

AND

DEUTSCHE BANK TRUST COMPANY AMERICAS

as TRUSTEE, PRINCIPAL PAYING AGENT, TRANSFER AGENT and REGISTRAR

$700,000,000 3.024% CALLABLE FIXED RATE SENIOR NOTES DUE 2024

$300,000,000 CALLABLE FLOATING RATE SENIOR NOTES DUE 2024

$1,750,000,000 3.125% FIXED RATE SENIOR NOTES DUE 2025

$2,000,000,000 3.375% FIXED RATE SENIOR NOTES DUE 2027

$1,000,000,000 3.375% FIXED RATE SENIOR NOTES DUE 2029

$2,000,000,000 3.625% FIXED RATE SENIOR NOTES DUE 2032

$1,000,000,000 4.000% FIXED RATE SENIOR NOTES DUE 2052

Indenture

Dated as of March 24, 2022

EXHIBIT A FORM OF 2025 FIXED RATE GLOBAL NOTE

EXHIBIT B FORM OF 2027 FIXED RATE GLOBAL NOTE

EXHIBIT C FORM OF 2029 FIXED RATE GLOBAL NOTE

EXHIBIT D FORM OF 2032 FIXED RATE GLOBAL NOTE

EXHIBIT E FORM OF 2052 FIXED RATE GLOBAL NOTE

EXHIBIT F FORM OF CALLABLE FIXED RATE GLOBAL NOTE

EXHIBIT G FORM OF CALLABLE FLOATING RATE GLOBAL NOTE

EXHIBIT H FORM OF CERTIFICATED NOTE

EXHIBIT I FORM OF CERTIFICATE FOR TRANSFER TO QIB

EXHIBIT J FORM OF CERTIFICATE FOR TRANSFER PURSUANT TO REGULATION S

EXHIBIT K FORM OF CERTIFICATE FOR TRANSFER PURSUANT TO RULE 144

THIS INDENTURE, dated as of March 24, 2022, is among GSK Consumer Healthcare Capital US LLC, a public limited company incorporated under the laws of Delaware (the “U.S. Issuer”), GSK Consumer Healthcare Capital UK plc, a public limited company incorporated under the laws of England and Wales (the “UK Issuer”, and together with the U.S. Issuer, the “Issuers”), GlaxoSmithKline plc, a public limited company incorporated under the laws of England and Wales (“GSK”), Haleon plc, a public limited company incorporated under the laws of England and Wales (“Haleon”), as guarantors (each, a “Guarantor” and, together, the “Guarantors”), and Deutsche Bank Trust Company Americas, as trustee (in such capacity, the “Trustee”), principal paying agent (in such capacity, the “Principal Paying Agent”), transfer agent (in such capacity, the “Transfer Agent”) and registrar (in such capacity, the “Registrar”).

Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Notes (as defined below) issued hereunder.

ARTICLE I.

DEFINITIONS

Section 1.1. Definitions

“2025 Fixed Rate Global Notes” means registered Global Notes for the 2025 Fixed Rate Notes, substantially in the form of Exhibit A.

“2025 Fixed Rate Notes” means the 3.125% Senior Notes due 2025 issued by the UK Issuer and authenticated pursuant to this Indenture.

“2025 Fixed Rate Notes Maturity Date” means March 24, 2025.

“2027 Fixed Rate Global Notes” means registered Global Notes for the 2027 Fixed Rate Notes, substantially in the form of Exhibit B.

“2027 Fixed Rate Notes” means the 3.375% Senior Notes due 2027 issued by the U.S. Issuer and authenticated pursuant to this Indenture.

“2027 Fixed Rate Notes Maturity Date” means March 24, 2027.

“2027 Fixed Rate Notes Par Call Date” means February 24, 2027.

“2029 Fixed Rate Global Notes” means registered Global Notes for the 2029 Fixed Rate Notes, substantially in the form of Exhibit C.

“2029 Fixed Rate Notes” means the 3.375% Senior Notes due 2029 issued by the U.S. Issuer and authenticated pursuant to this Indenture.

“2029 Fixed Rate Notes Maturity Date” means March 24, 2029.

“2029 Fixed Rate Notes Par Call Date” means January 24, 2029.

“2032 Fixed Rate Global Notes” means registered Global Notes for the 2032 Fixed Rate Notes, substantially in the form of Exhibit D.

“2032 Fixed Rate Notes” means the 3.625% Senior Notes due 2032 issued by the U.S. Issuer and authenticated pursuant to this Indenture.

“2032 Fixed Rate Notes Maturity Date” means March 24, 2032.

“2032 Fixed Rate Notes Par Call Date” means December 24, 2031.

“2052 Fixed Rate Global Notes” means registered Global Notes for the 2052 Fixed Rate Notes, substantially in the form of Exhibit E.

“2052 Fixed Rate Notes” means the 4.000% Senior Notes due 2052 issued by the U.S. Issuer and authenticated pursuant to this Indenture.

“2052 Fixed Rate Notes Maturity Date” means March 24, 2052.

“2052 Fixed Rate Notes Par Call Date” means September 24, 2051.

“Additional Amounts” has the meaning ascribed thereto in Section 4.1(d).

“Additional Notes” means Notes of any series issued after the Issue Date pursuant to Section 2.13, including any replacement Notes issued therefor.

“Affiliate” means, with respect to a Person, another Person controlling, controlled by or under common control with such Person. For the purposes of this definition, control of a Person shall mean the power, direct or indirect, (i) to vote more than 50% of the securities having ordinary voting power for the election of directors of such Person, or (ii) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

“Agents” has the meaning ascribed thereto in Section 10.2(a).

“Agent Members” has the meaning ascribed to it in Section 2.6(e).

“Authenticating Agent” has the meaning ascribed to it in Section 2.2(c).

“Authorized Agent” has the meaning ascribed to it in Section 14.6(c).

“Authorized Person” means any person who is designated in writing by an Issuer from time to time to give Instructions to the Trustee and/or an Agent under the terms of this Indenture.

“authorized denomination” means denominations of $250,000 and multiples of $1,000 in excess thereof.

“Benchmark” has the meaning ascribed thereto in Section 3.3(a).

“Benchmark Replacement” has the meaning ascribed thereto in Section 3.4(b).

“Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the U.S. Issuer or its designee (in consultation with the U.S. Issuer) as of the Benchmark Replacement Date:

(a) the spread adjustment (which may be a positive or negative value or zero) that has been (i) selected or recommended by the Relevant Governmental Body or (ii) determined by the U.S. Issuer or its designee (in consultation with the U.S. Issuer) in accordance with the method for calculating or determining such spread adjustment that has been selected or recommended by the Relevant Governmental Body, in each case for the applicable Unadjusted Benchmark Replacement;

(b) if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, then the ISDA Fallback Adjustment;

(c) the spread adjustment (which may be a positive or negative value or zero) that has been selected by the U.S. Issuer or its designee (in consultation with the U.S. Issuer) giving due consideration to industry-accepted spread adjustments (if any), or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated floating rate notes at such time.

“Benchmark Replacement Conforming Changes” has the meaning ascribed thereto in Section 3.4(c).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark; or

(b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(a) a public statement or publication of information by or on behalf of the administrator of the Benchmark announcing that such administrator has ceased or will cease to provide the Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark;

(b) a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark, the central bank for the currency of the Benchmark, an insolvency official with jurisdiction over the administrator for the Benchmark, a resolution authority with jurisdiction over the administrator for the Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark, which states that the administrator of the Benchmark has ceased or will cease to provide the Benchmark permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark; or

(c) a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

“Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions in the City of New York or London, England are authorized or obligated by law, regulation or executive order to be closed.

“Callable Fixed Rate Global Notes” means registered Global Notes for the Callable Fixed Rate Notes, substantially in the form of Exhibit F.

“Callable Fixed Rate Notes” means the 3.024% Callable Senior Notes due 2024 issued by the U.S. Issuer and authenticated pursuant to this Indenture.

“Callable Fixed Rate Notes Maturity Date” means March 24, 2024.

“Callable Fixed Rate Notes Par Call Date” means March 24, 2023.

“Callable Floating Rate Global Notes” means registered Global Notes for the Callable Floating Rate Notes, substantially in the form of Exhibit G.

“Callable Floating Rate Notes” means the Callable Senior Floating Rate Notes due 2024 issued by the US Issuer and authenticated pursuant to this Indenture.

“Callable Floating Rate Notes Interest Payment Date” has the meaning ascribed to it in Section 3.2(c).

“Callable Floating Rate Notes Interest Period” means the period beginning on (and including) a Floating Rate Notes Interest Payment Date and ending on (but excluding) the next succeeding Floating Rate Notes Interest Payment Date; provided that the first Floating Rate Notes Interest Period will begin on (and include) the Issue Date and will end on (but exclude) the first Floating Rate Notes Interest Payment Date.

“Callable Floating Rate Notes Margin” has the meaning ascribed thereto in Section 3.2(a).

“Callable Floating Rate Notes Maturity Date” means March 24, 2024.

“Callable Floating Rate Notes Par Call Date” means March 24, 2023.

“Certificated Note” means a Rule 144A Certificated Note or a Regulation S Certificated Note.

A “Change of Control” will be deemed to occur if, after the Guarantee Assumption Date:

(a) with respect to any Notes, a Person or Persons acting in concert (as defined in the City Code on Takeovers and Mergers), other than a holding company (as defined in Section 1159 of the UK Companies Act 2006, as amended) whose shareholders are or are to be substantially similar to the pre-existing shareholders of Haleon or any holding company of Haleon, shall become interested (within the meaning of Part 22 of the UK Companies Act 2006, as amended) in (A) more than 50% of the issued or allotted ordinary share capital of Haleon (or any holding company of Haleon or (B) shares in the capital of Haleon (or any holding company of Haleon) carrying more than 50% of the voting rights normally exercisable at a general meeting of Haleon or any holding company of Haleon; or

(b) with respect to the U.S. Issuer Notes, Haleon ceases to own directly or indirectly more than 50% of the outstanding share capital of the U.S. Issuer carrying voting rights normally exercisable at a general meeting of the U.S. Issuer; or

(c) with respect to the UK Issuer Notes, Haleon ceases to own directly or indirectly more than 50% of the outstanding share capital of the UK Issuer carrying voting rights normally exercisable at a general meeting of the UK Issuer.

“Change of Control Period” means the period commencing on and including the Relevant Announcement Date and ending on and including the date falling 90 days after the Change of Control (or such longer period for which the relevant series of Notes are under consideration (such consideration having been announced publicly within the period described above) for rating review or, as the case may be, rating by a Rating Agency, such period not to exceed 60 days from and including the public announcement of such consideration).

“Change of Control Put Event” will be deemed to occur if a Change of Control has occurred and during the Change of Control Period either (i) a withdrawal or downgrade occurs to any one or more credit ratings assigned to the relevant series of Notes so that none of the Rating Agencies then rating such series of Notes assign an Investment Grade rating to such series of Notes and, within the Change of Control Period, any one or more of such ratings is not subsequently (in the case of a downgrade) upgraded or (in the case of a withdrawal) reinstated to an Investment Grade; provided that (A) where a rating has been changed, the relevant Rating Agency announces publicly or confirms in writing to the relevant Issuer or Haleon that such change resulted, in whole or in part, in anticipation of, or as a result of the occurrence of, the Change of Control; (B) in the case of a Potential Change of Control Announcement, a Change of Control Put Event will be deemed to have occurred only if and when the Change of Control referred to in such Potential Change of Control Announcement subsequently occurs; and (C) if there is only one credit rating assigned to the relevant series of Notes, a Change of Control Put Event can only occur if that credit rating changes so that the relevant Rating Agency does not assign an Investment Grade rating to the Notes or (ii) a Negative Rating Event occurs. For the avoidance of doubt, a Change of Control Put Event will not have occurred, where the Notes were rated by the Rating Agencies below Investment Grade on or before a Change of Control has occurred and such rating has not been withdrawn or downgraded as a result of the Change of Control.

“Change of Control Put Event Notice” has the meaning ascribed thereto in Section 7.8(b).

“Change of Control Put Date” has the meaning ascribed thereto in Section 7.8(c).

“Change of Control Put Notice” has the meaning ascribed thereto in Section 7.8(c).

“Change of Control Put Period” has the meaning ascribed thereto in Section 7.8(b).

“Change of Control Redemption Amount” means a redemption price equal to 101% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, thereon to, but excluding, the redemption date.

“Compounded Daily SOFR” has the meaning ascribed to it in Section 3.3(b).

“Corporate Trust Office” means the principal corporate trust office of the Trustee, which office at the date hereof is located at Deutsche Bank Trust Company Americas, 1 Columbus Circle, 17th Floor, Mail Stop NYC01-1710, New York, NY, 10019, or such other address as the Trustee may designate from time to time by notice to the Holders and the Issuer, or the principal corporate trust office of any Successor Trustee or such other address as such Successor Trustee may designate from time to time by notice to the Holders and the Issuer.

“Corresponding Tenor” with respect to a Benchmark Replacement means a tenor (including overnight) having approximately the same length (disregarding business day adjustments) as the applicable tenor for the then-current Benchmark.

“Default” means any Event of Default or any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

“Demerger” means the proposed demerger of at least 80% of GSK’s interest in GlaxoSmithKline Consumer Healthcare Holdings (No.2) Limited and its consolidated subsidiaries, to be effected by way of an interim dividend, in specie, proposed to be declared by the board of directors of GSK to be satisfied by the transfer of GSK of A Ordinary Shares in GlaxoSmithKline Consumer Healthcare Holdings Limited to Haleon in consideration for the issuance by Haleon of shares to the GSK shareholders as of the relevant record time in accordance with a demerger agreement between Haleon and GSK.

“Demerger Capital Reduction” means a court-confirmed reduction in the capital of Haleon within six months of the completion of the Demerger.

“Demerger Completion Notice” means a notice in writing signed by two directors of GSK, addressed to the Trustee and copied to the Holders certifying that the Demerger has occurred.

“Depositary” means, with respect to each Global Note, the Person specified in Section 2.6(a) as the Depositary with respect to such Notes, until a successor shall have been appointed and become such pursuant to the applicable provisions of this Indenture, and thereafter, “Depositary” shall mean or include such successor.

“designee” means an Affiliate or any other agent of the U.S. Issuer.

“Distribution Compliance Period” means, in respect of any Regulation S Global Note, the 40 consecutive days beginning on and including the later of (a) the day on which any Notes represented thereby are offered to persons other than “distributors” (as defined in Regulation S under the Securities Act) pursuant to Regulation S and (b) the issue date for such Notes.

“Event of Default” has the meaning ascribed thereto in Section 9.1.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Exchange Notes” means, with respect to the Notes, notes issued in exchange for the Notes pursuant to the terms of the Registration Rights Agreement or, with respect to any Additional Notes, notes issued in exchange for such Additional Notes pursuant to the terms of a registration rights agreement among the Issuer and the initial purchasers of such Additional Notes.

“Exchange Offer” has the meaning ascribed to it in the Registration Rights Agreement.

“Executed Documentation” has the meaning ascribed thereto in Section 2.2(b).

“Fitch” means Fitch Ratings Ltd and its successors.

“Fixed Rate Notes” means the 2025 Fixed Rate Notes, the 2027 Fixed Rate Notes, the 2029 Fixed Rate Notes, the 2032 Fixed Rate Notes, the 2052 Fixed Rate Notes and the Callable Fixed Rate Notes.

“Fixed Rate Notes Interest Payment Date” has the meaning ascribed thereto in Section 3.1(b).

“Fixed Rate Notes Maturity Date” means each of the 2025 Fixed Rate Notes Maturity Date, the 2027 Fixed Rate Notes Maturity Date, the 2029 Fixed Rate Notes Maturity Date, the 2032 Fixed Rate Notes Maturity Date, the 2052 Fixed Rate Notes Maturity Date and the Callable Fixed Rate Notes Maturity Date.

“Fixed Rate Notes Par Call Date” means any of the 2027 Fixed Rate Notes Par Call Date, the 2029 Fixed Rate Notes Par Call Date, the 2032 Fixed Rate Notes Par Call Date, the 2052 Fixed Rate Notes Par Call Date or the Callable Fixed Rate Notes Par Call Date.

“Global Notes” means individually and collectively, each of the Global Notes deposited with or on behalf of and registered in the name of the Depositary with respect to each series of the Notes, that will be issued in an initial amount equal to the principal amount of the relevant series of the Notes initially resold in reliance on Rule 144A and Regulation S, substantially in the form of Exhibits A to Exhibit G hereto with respect to the relevant series of Notes, issued in accordance with Section 2.6 and Section 2.7.

“GSK Guarantee” means the guarantee of the Notes by GSK prior to the Guarantee Assumption Date, as endorsed on each Note authenticated and delivered pursuant to this Indenture and shall include the guarantee of GSK set forth in Section 13.2 and shall include all other obligations and covenants of GSK contained in this Indenture and the Notes.

“Guarantee Assumption Date” means the date on which GSK ceases to hold a direct or indirect interest in the share capital of GlaxoSmithKline Consumer Healthcare Holdings (No.2) Ltd, other than as a result of any interest it may have in the share capital of Haleon, in order to implement the Demerger.

“Guarantee Assumption Notice” means a notice in writing signed by two directors of GSK, addressed to the Trustee and copied to the Holders, certifying that the Guarantee Assumption Date has occurred.

“Guarantees” means the GSK Guarantee and the Haleon Guarantee and “Guarantee” means either of the GSK Guarantee or the Haleon Guarantee, as applicable.

“Guarantor” means, at any time, each Person guaranteeing the Issuer’s obligations under this Indenture and the Notes at such time pursuant to ARTICLE XIII.

“H.15” has the meaning ascribed to it in the definition of “Treasury Rate” in this Section 1.1.

“Haleon Group” means Haleon and its subsidiaries.

“Haleon Guarantee” means the guarantee of the Notes by Haleon with effect from (and including) the Guarantee Assumption Date, as endorsed on each Note authenticated and delivered pursuant to this Indenture and shall include the guarantee of Haleon set forth in Section 13.3 and shall include all other obligations and covenants of Haleon contained in this Indenture and the Notes.

“Holder” means the Person in whose name a Note is registered in the Note Register.

“Indenture” means this Indenture, including all exhibits hereto, in each case as amended or supplemented from time to time.

“Initial Purchasers” has the meaning ascribed thereto in Section 2.1(a).

“Instructions” means any written notices, written directions or written instructions received by the Trustee and/or an Agent under the terms of this Indenture from an Authorized Person or from a person reasonably believed by the Trustee and/or an Agent to be an Authorized Person.

“Interest Determination Date” has the meaning ascribed thereto in Section 3.2(b).

“Investment Grade” means in relation to the Notes: (a) a credit rating of BBB- or higher by S&P (or its equivalent under any successor rating category of S&P); (b) a credit rating of Baa3 or higher by Moody’s (or its equivalent under any successor rating category of Moody’s); or (c) a credit rating of BBB- or higher by Fitch (or its equivalent under any successor rating category of Fitch); or (d) an equivalent rating to either BBB or Baa3, or higher, by any other Rating Agency.

“ISDA” means the the International Swaps and Derivatives Association, Inc.

“ISDA Definitions” means the 2021 ISDA Interest Rate Derivatives Definitions published by ISDA or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

“ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark for the applicable tenor.

“ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.

“Issue Date” means March 24, 2022.

“Issue Date Notes” means the Notes originally issued on the Issue Date, and any replacement Notes issued therefor in accordance with this Indenture.

“Issuers” means the parties named as such in the introductory paragraph to this Indenture and their successors and assigns, including any Successor Entity that becomes such in accordance with ARTICLE VI and “Issuer” means any one of them, as applicable.

“Issuer Order” has the meaning ascribed thereto in Section 2.2(e).

“Liens” has the meaning ascribed thereto in Section 4.2.

“Losses” means any and all claims, losses, liabilities, damages, costs, expenses and judgments (including legal fees and expenses) sustained by any party to this Indenture.

“Maturity Date” means any of a Fixed Rate Notes Maturity Date or a Callable Floating Rate Notes Maturity Date, as applicable.

“Merger” means a merger, reorganization, spin-off, split-off, compromise, liquidation, dissolution, or similar matter (whether or not involving liquidation or dissolution).

“Moody’s” means Moody’s Investors Services Limited and its successors.

A “Negative Rating Event” shall be deemed to have occurred if at any time there is no rating assigned to the Notes by a Rating Agency and the relevant Issuer does not, by the end of the Change of Control Period, obtain an Investment Grade rating in respect of such Notes.

“Note Register” has the meaning ascribed to it in Section 2.3(a).

“Non-U.S. Person” means a person who is not a U.S. person, as defined in Regulation S.

“Notes” means the Fixed Rate Notes and the Callable Floating Rate Notes.

“NY Federal Reserve” has the meaning ascribed to it in the definition of “Relevant Governmental Body” in this Section 1.1.

“NY Federal Reserve’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org (or any successor website).

“Observation Period” has the meaning ascribed to it in Section 3.3(b).

“Offering Memorandum” means the Offering Memorandum, dated March 24, 2022, relating to the Notes.

“Officer” means, with respect to an Issuer or a Guarantor, either any director or officer thereof, including the Secretary, assistant secretary, or any authorized signatory appointed by a resolution of the board of the relevant Issuer or the applicable Guarantor, as the case may be, or granted a power of attorney.

“Officer’s Certificate” means a certificate executed by any Officer of the relevant Issuer or of the applicable Guarantor, as the case may be, and in each case delivered to the Trustee.

“Opinion of Counsel” means a written opinion of counsel, who may be an employee of or counsel for the relevant Issuer, the applicable Guarantor or the Trustee.

“Outstanding” means, in respect of each series of Notes as of the date of determination, those Notes in the relevant series of Notes theretofore authenticated and delivered under this Indenture, except:

(i)	Notes theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

(ii) Notes, or portions thereof, for whose payment or redemption money sufficient to pay all principal and other amounts, if any, payable on that date with respect to the Notes has been theretofore deposited with any Paying Agent (other than the relevant Issuer) in trust or set aside and segregated in trust by the relevant Issuer (if the relevant Issuer shall act as Paying Agent) for the Holders of such Notes and the Paying Agent is not prohibited from paying such money to the Holders on that date pursuant to the terms of this Indenture; provided that, if the Notes are to be redeemed, a notice of redemption with respect thereto shall have been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

(iii) Notes which have been surrendered pursuant to Section 2.8 or in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, other than any such Notes in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Notes are held by a bona fide purchaser in whose hands such Notes are valid obligations of the relevant Issuer;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the relevant Issuer, the applicable Guarantor or any other obligor upon the Notes or any Affiliate of the relevant Issuer, the applicable Guarantor or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes which a Trust Officer of the Trustee actually knows to be so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Notes and that the pledgee is not the relevant Issuer, the applicable Guarantor or any other obligor upon the Notes or any Affiliate of the relevant Issuer, the applicable Guarantor or such other obligor.

“participants” has the meaning ascribed to it in Section 2.6(b).

“Participating Broker-Dealer” has the meaning ascribed to it in the Registration Rights Agreement.

“Paying Agent” means the Principal Paying Agent and/or any additional Paying Agent appointed by the Issuer, as applicable.

“Person” means any individual, company, corporation, firm, partnership, joint venture, undertaking, association, organization, trust, state or agency (in each case whether or not being a separate legal entity).

“Potential Change of Control Announcement” means the earliest of any public announcement or statement by or on behalf of the relevant Issuer or Haleon, any actual or potential bidder or any adviser acting on behalf of any actual or potential bidder relating to any potential Change of Control where within 180 days following the date of such announcement or statement, a Change of Control occurs.

“Price Determination Date” has the meaning ascribed to it in the definition of “Treasury Rate” in this Section 1.1.

“Principal Paying Agent” means, initially, Deutsche Bank Trust Company Americas, at Deutsche Bank Trust Company Americas, 1 Columbus Circle, 17th Floor, Mail Stop NYC01-1710, New York, NY, 10019, and any successor thereto appointed by the Issuers.

“Private Placement Legend” means the private placement legend specified on the face of each Restricted Note pursuant to Section 2.7.

“Purchase Agreement” has the meaning ascribed to it in Section 2.1(a).

“QIB” means any “qualified institutional buyer” (as defined in Rule 144A).

“Rating Agencies” means (a) S&P; (b) Moody’s; (c) Fitch or (d) if at least two of S&P, Moody’s or Fitch do not make a rating of the Notes publicly available, any other internationally recognized rating agency appointed by the relevant Issuer to assign a credit rating to the Notes which shall be substituted for S&P, Moody’s or Fitch or all of them, as the case may be, and each, a “Rating Agency”.

“Reference Time” means (1) if the Benchmark is Compounded Daily SOFR, for each USGS Business Day, 3:00 p.m. (New York time) on the next succeeding USGS Business Day, and (2) if the Benchmark is not Compounded Daily SOFR, the time determined by the U.S. Issuer or its designee (in consultation with the U.S. Issuer) in accordance with the Benchmark Replacement Conforming Changes.

“Registrar” means, initially, means, initially, Deutsche Bank Trust Company Americas, at Deutsche Bank Trust Company Americas, 1 Columbus Circle, 17th Floor, Mail Stop NYC01-1710, New York, NY, 10019, and any successor thereto appointed by the Issuers.

“Registration Rights Agreement” means the Registration Rights Agreement related to the Notes, dated as of the Issue Date, among the Issuers, GSK, Haleon and BofA Securities, Inc., Citigroup Global Markets, Inc. and Goldman Sachs International, as representatives of the Initial Purchasers and, with respect to any Additional Notes, one or more registration rights agreements between the Issuers and the other parties thereto, relating to rights given by the Issuers to the purchasers of Additional Notes to register such Additional Notes, or exchange such Additional Notes for registered notes, under the Securities Act.

“Regular Record Date” means the 15th calendar day preceding each Fixed Rate Notes Interest Payment Date or Callable Floating Rate Notes Interest Payment Date, whether or not a Business Day.

“Regulation S” means Regulation S under the Securities Act or any successor regulation.

“Regulation S Certificated Note” means any Note issued pursuant to Regulation S in fully registered certificated form (other than a Global Note), substantially in the form of Exhibit H-B.

“Regulation S Global Notes” has the meaning ascribed to it in Section 2.1(h).

“Relevant Announcement Date” means the date that is the earlier of (a) the date of the first public announcement, by or on behalf of the relevant Issuer, Haleon, any bidder or any designated adviser, of the relevant Change of Control and (b) the date of the Potential Change of Control Announcement (if any).

“Relevant Indebtedness” means any indebtedness of a Guarantor that:

(i) is in the form of or represented by bonds, notes, loan stock, depositary receipts or other securities issued (otherwise than to constitute or represent advances made by banks or other lending institutions); and

(ii) at its date of issue is, or is intended by the applicable Guarantor to become, quoted, listed, traded or dealt in on any stock exchange, over-the-counter market or other securities market.

“Relevant Governmental Body” means the Federal Reserve and/or the Federal Reserve Bank of New York (“NY Federal Reserve”), or a committee officially endorsed or convened by the Federal Reserve and/or the NY Federal Reserve or any successor thereto.

“Remaining Life” has the meaning ascribed to it in the definition of “Treasury Rate” in this Section 1.1.

“Resale Restriction Termination Date” means, for any Restricted Note (or beneficial interest therein), the date on which the holding period in relation to such Restricted Note as required pursuant to Rule 144(d) under the Securities Act has expired.

“Restricted Note” means any Issue Date Note (or beneficial interest therein) or any Additional Note (or beneficial interest therein) not originally issued and sold pursuant to an effective registration statement under the Securities Act, until such time as:

(i) such Note is a Rule 144A Global Note and the Resale Restriction Termination Date therefor has passed;

(ii) such Note is a Regulation S Global Note and the Distribution Compliance Period therefor has terminated; or

(iii) the Private Placement Legend therefor has otherwise been removed pursuant to Section 2.8(d) or, in the case of a beneficial interest in a Global Note, such beneficial interest has been exchanged for an interest in a Global Note not bearing a Private Placement Legend.

“Rule 144A” means Rule 144A under the Securities Act (or any successor rule).

“Rule 144A Certificated Note” means any Note issued pursuant to Rule 144A in fully registered certificated form (other than a Global Note), substantially in the form of Exhibit H-A.

“Rule 144A Global Notes” has the meaning ascribed to it in Section 2.1(g).

“S&P” means S&P Global Ratings UK Limited and its successors.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the U.S. Securities Act of 1933, as amended.

“SOFR” has the meaning ascribed to it in Section 3.3(b).

“Special Mandatory Redemption Amount” means a price representing 101% of the principal amount of the relevant series of Notes.

“Special Mandatory Redemption Event” means (i) the Demerger not having completed by the first anniversary of the Issue Date; or (ii) if earlier, GSK releasing an announcement which makes public that it no longer intends to pursue the Demerger.

“Subsidiary” means, in relation to any Person and at any particular time, any entity of which more than 50% of the issued share capital is then beneficially owned by such Person and/or one or more of its Subsidiaries.

“Substituted Obligor” has the meaning ascribed to it in Section 6.5.

“Successor Entity” has the meaning ascribed to it in Section 6.2.

“Transfer Agent” means, initially, Deutsche Bank Trust Company Americas, at Deutsche Bank Trust Company Americas, 1 Columbus Circle, 17th Floor, Mail Stop NYC01-1710, New York, NY, 10019, and any successor thereto appointed by the Issuers.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the relevant Issuer in accordance with the following:

(a) The Treasury Rate shall be determined by the relevant Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date (the “Price Determination Date”) based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the relevant Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to (a) in the case of any series of U.S. Issuer Fixed Rate Notes, the applicable Fixed Rate Notes Par Call Date, and (b) in the case of the 2025 Fixed Rate Notes, the 2025 Fixed Rate Notes Maturity Date (in each case, the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate (a) in the case of any series of U.S. Issuer Fixed Rate Notes, to the applicable Fixed Rate Notes Par Call Date, and (b) in the case of the 2025 Fixed Rate Notes, to the 2025 Fixed Rate Notes Maturity Date, in each case on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

(b) If on the Price Determination Date, H.15 or any successor designation or publication is no longer published, the relevant Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to (a) in the case of any series of U.S. Issuer Fixed Rate Notes, the applicable Fixed Rate Notes Par Call Date, and (b) in the case of the 2025 Fixed Rate Notes, the 2025 Fixed Rate Notes Maturity Date, as applicable. If there is no United States Treasury security maturing on (a) in the case of any series of U.S. Issuer Fixed Rate Notes, the applicable Fixed Rate Notes Par Call Date, and (b) in the case of the 2025 Fixed Rate Notes, the 2025 Fixed Rate Notes Maturity Date but there are two or more United States Treasury securities with a maturity date equally distant from (a) in the case of any series of U.S. Issuer Fixed Rate Notes, the applicable Fixed Rate Notes Par Call Date, and (b) in the case of the 2025 Fixed Rate Notes, the 2025 Fixed Rate Notes Maturity Date, one with a maturity date preceding (a) in the case of any series of U.S. Issuer Fixed Rate Notes, the applicable Fixed Rate Notes Par Call Date, and (b) in the case of the 2025 Fixed Rate Notes, the 2025 Fixed Rate Notes Maturity Date and one with a maturity date following (a) in the case of any series of U.S. Issuer Fixed Rate Notes, the applicable Fixed Rate Notes Par Call Date, and (b) in the case of the 2025 Fixed Rate Notes, the 2025 Fixed Rate Notes Maturity Date, the relevant Issuer shall select the United States Treasury security with a maturity date preceding (a) in the case of any series of U.S. Issuer Fixed Rate Notes, the applicable Fixed Rate Notes Par Call Date, and (b) in the case of the 2025 Fixed Rate Notes, the 2025 Fixed Rate Notes Maturity Date. If there are two or more United States Treasury securities maturing on (a) in the case of any series of U.S. Issuer Fixed Rate Notes, the applicable Fixed Rate Notes Par Call Date and (b) in the case of the 2025 Fixed Rate Notes, the 2025 Fixed Rate Notes Maturity Date, or two or more United States Treasury securities meeting the criteria of the preceding sentence, the relevant Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

“Trustee” means the party named as such in the introductory paragraph of this Indenture until a successor replaces it in accordance with the terms of this Indenture and, thereafter, means the successor.

“Trust Officer” means, when used with respect to the Trustee, any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant secretary, associate or any other officer of the Trustee who customarily performs functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person’s knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

“UK Issuer Notes” means the 2025 Fixed Rate Notes.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

“USGS Business Day” means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Market Association or any successor thereto recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

“U.S. Issuer Fixed Rate Notes” means, collectively, the 2027 Fixed Rate Notes, the 2029 Fixed Rate Notes, the 2032 Fixed Rate Notes, the 2052 Fixed Rate Notes and the Callable Fixed Rate Notes.

“U.S. Issuer Notes” means, collectively, the 2027 Fixed Rate Notes, the 2029 Fixed Rate Notes, the 2032 Fixed Rate Notes, the 2052 Fixed Rate Notes, the Callable Fixed Rate Notes and the Callable Floating Rate Notes.

“USA Patriot Act” has the meaning ascribed to it in Section 14.12.

Section 1.2. Rules of Construction

Unless the context otherwise requires:

(1) a term has the meaning assigned to it;

(2) “or” is not exclusive;

(3) “including” means including without limitation;

(4) words in the singular include the plural and words in the plural include the singular;

(5) “herein,” “hereof” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

(6) provisions apply to successive events and transactions; and

(7) an accounting term not otherwise defined as the meaning assigned to it in accordance with generally accepted accounting principles in the United Kingdom or such other generally accepted accounting principles under which the applicable Guarantor may in the future prepare its financial statements.

ARTICLE II.

THE NOTES

Section 2.1. Form and Dating

(a) The UK Issuer Notes are being originally offered and sold by the UK Issuer pursuant to a Purchase Agreement (the “Purchase Agreement”), dated March 21, 2022, among the Issuers, the Guarantors and the initial purchasers named therein (the “Initial Purchasers”).

(b) The U.S. Issuer Notes are being originally offered and sold by the U.S. Issuer pursuant to the Purchase Agreement.

(c) The Notes will be issued in book-entry form only, and only in denominations of $250,000 and multiples of $1,000 in excess thereof.

(d) The terms and provisions of the U.S. Issuer Notes, the forms of which are in Exhibits B to G, shall constitute, and are hereby expressly made, a part of this Indenture, and, to the extent applicable, the U.S. Issuer, the Guarantors and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

(e) The terms and provisions of the UK Issuer Notes, the form of which is in Exhibit A, shall constitute, and are hereby expressly made, a part of this Indenture, and, to the extent applicable, the UK Issuer, the Guarantors and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

(f) The Notes may have notations, legends or endorsements as specified in Section 2.7 or as otherwise required by law, stock exchange rule or rule or usage of the Depositary. The UK Issuer (with respect to the UK Issuer Notes), or the U.S. Issuer (with respect to the U.S. Issuer Notes), as applicable, and the Trustee shall approve the form of the Notes and any notation, legend or endorsement on them. Each Note shall be dated the date of its authentication.

(g) Notes originally issued to QIBs in reliance on Rule 144A will be issued in the form of one or more permanent Global Notes (each, a “Rule 144A Global Note”).

(h) Notes originally issued in offshore transactions to non-U.S. persons in reliance on Regulation S will be issued in the form of one or more permanent Global Notes (each, a “Regulation S Global Note”).

Section 2.2. Execution and Authentication

(a) The U.S. Issuer Notes shall be executed by an Officer of the U.S. Issuer, and the UK Issuer Notes shall be executed by an Officer of the UK Issuer, by electronic, facsimile or manual signature; and the GSK Guarantee with respect to the Notes shall be executed by an Officer of GSK, and the Haleon Guarantee with respect to the Notes shall be executed by an Officer of Haleon by electronic, facsimile or manual signature. If an Officer whose signature is on a Note or the Guarantees no longer holds that office at the time the Note or the Guarantees are authenticated, the Note or the Guarantees, as the case may be, shall nevertheless be valid.

(b) Facsimile, documents executed, scanned and transmitted electronically and electronic signatures, including those created or transmitted through a software platform or application, shall be deemed original signatures for purposes of the Indenture and all other related documents and all matters and agreements related thereto, with such facsimile, scanned and electronic signatures having the same legal effect as original signatures. The parties agree that this Indenture or any other related document or any instrument, agreement or document necessary for the consummation of the transactions contemplated by the Indenture or the other related documents (including, without limitation, addendums, amendments, notices, instructions, communications with respect to the delivery of securities or the wire transfer of funds or other communications) (“Executed Documentation”) may be accepted, executed or agreed to through the use of an electronic signature in accordance with applicable laws, rules and regulations in effect from time to time applicable to the effectiveness and enforceability of electronic signatures. Any Executed Documentation accepted, executed or agreed to in conformity with such laws, rules and regulations will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any third party electronic signature capture service providers as may be reasonably chosen by a signatory hereto or thereto. When the Trustee or the Agents act on any Executed Documentation sent by electronic transmission, the Trustee and the Agents will not be responsible or liable for any Losses, costs or expenses arising directly or indirectly from its reliance upon and compliance with such Executed Documentation, notwithstanding that such Executed Documentation (a) may not be an authorized or authentic communication of the party involved or in the form such party sent or intended to send (whether due to fraud, distortion or otherwise) or (b) may conflict with, or be inconsistent with, a subsequent written instruction or communication; it being understood and agreed that the Trustee and the Agents shall conclusively presume that Executed Documentation that purports to have been sent by an authorized officer of a Person has been sent by an authorized officer of such Person. The party providing Executed Documentation through electronic transmission or otherwise with electronic signatures agrees to assume all risks arising out of such electronic methods, including, without limitation, the risk of the Trustee or the Agents acting on unauthorized instructions and the risk of interception and misuse by third parties.

(c) The Trustee may appoint an authenticating agent acceptable to the Issuers (the “Authenticating Agent”) to authenticate Notes. The Authenticating Agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such Authenticating Agent.

(d) A Note shall not be valid until the Trustee or Authenticating Agent signs the certificate of authentication on the Note by electronic, facsimile or manual signature. The signature shall be conclusive evidence that the Note has been duly and validly authenticated and issued under this Indenture.

(e) At any time and from time to time after the execution and delivery of this Indenture, the Trustee shall authenticate and make available for delivery Notes upon a written order of the relevant Issuer signed by an Officer of the relevant Issuer (the “Issuer Order”). An Issuer Order shall specify the amount of the Notes to be authenticated, the number of Certificated Notes to be authenticated, the registered Holder of each Note, delivery instructions and the date on which the original issue of Notes is to be authenticated.

(f) In the event that an Issuer should consolidate, amalgamate, merge with or into, or be replaced by, or assign, convey, transfer or lease its properties and assets substantially as an entirety to any Person in accordance with ARTICLE VI, subject to the restrictions set forth in ARTICLE VI, and the Successor Entity resulting from or surviving such consolidation, amalgamation, merger or replacement, or having received such assignment, conveyance, transfer or lease, as the case may be, shall have executed an indenture supplemental hereto with the Trustee pursuant to ARTICLE VI, any of the Notes authenticated or delivered prior to such transaction may, from time to time, at the request of the Successor Entity, be exchanged for other Notes executed in the name of the Successor Entity with such changes in phraseology and form as may be appropriate, but otherwise identical to the Notes surrendered for such exchange and of like principal amount; and the Trustee, upon Issuer Order of the Successor Entity, shall authenticate and deliver Notes as specified in such order for the purpose of such exchange. If Notes shall at any time be authenticated and delivered in any new name of a Successor Entity pursuant to this Section 2.2 in exchange or substitution for or upon registration of transfer of any Notes, such Successor Entity, at the option of the Holders but without expense to them, shall provide for the exchange of all Notes at the time Outstanding for Notes authenticated and delivered in such new name.

Section 2.3. Paying Agent, Transfer Agent, Registrar

(a) Each Issuer shall appoint (i) a Principal Paying Agent with an office in the Borough of Manhattan, The City of New York, where Notes may be presented for payment or registration for transfer; (ii) a Transfer Agent with an office in the Borough of Manhattan, The City of New York, where Notes may be presented for transfer; (iii) an office or agency in the Borough of Manhattan, The City of New York where notices and demands to or upon the relevant Issuer in respect of the Notes and this Indenture may be served. The Issuers shall also appoint a Registrar and shall cause it to keep a register of the Notes and of their transfer (the “Note Register”). Such registration in the Note Register shall be conclusive evidence of the ownership of Notes. The Registrar shall include in the books and records for the Notes notations as to whether such Notes have been paid or transferred, canceled, lost, stolen, mutilated or destroyed and whether such Notes have been replaced. In the case of the replacement of any of the Notes, the Registrar shall keep a record of the Note so replaced and the Note issued in replacement thereof. In the case of the cancellation of any of the Notes, the Registrar shall keep a record of the Note so canceled and the date on which such Note was canceled. The Issuers may have one or more co-Registrars and one or more additional Paying Agents. Each Issuer may change the Paying Agent or Registrar without prior notice to the relevant Holders and such Issuer may act as Paying Agent or Registrar.

(b) Each Issuer shall enter into an appropriate agency agreement with any Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. An Issuer shall give prompt written notice to the Trustee of the name and address of any Agent and any change in the name or address of an Agent. If an Issuer fails to maintain a Registrar or if an Issuer or the applicable Guarantor fails to maintain a Paying Agent, the Trustee shall act as Registrar and Paying Agent. An Issuer or the applicable Guarantor may remove any Agent appointed by it upon written notice to such Agent and the Trustee; provided that no such removal shall become effective until (i) the acceptance of an appointment by a successor Agent to such Agent as evidenced by an appropriate agency agreement entered into by an Issuer or the applicable Guarantor and such successor Agent and delivered to the Trustee or (ii) notification to the Trustee that the Trustee shall serve as such Agent until the appointment of a successor Agent in accordance with clause (i) of this proviso. The Issuer, the Guarantor or any Affiliate of the Issuer or the Guarantor may act as Paying Agent or Registrar.

(c) The Issuer initially appoints Deutsche Bank Trust Company Americas as Principal Paying Agent, Transfer Agent and Registrar, in each case, until such time as another Person is appointed as such. Deutsche Bank Trust Company Americas hereby accepts such appointments.

Section 2.4. Paying Agent to Hold Money in Trust

The Issuers shall require each Paying Agent other than the Trustee (including where acting as the Principal Paying Agent) to agree in writing that such Paying Agent shall hold in trust for the benefit of the Holders or the Trustee all money held by the Paying Agent for the payment of the principal, interest and other amounts, if any, on the Notes (whether such money has been paid to it by the Issuers or any other obligor on the Notes), and such Paying Agent shall promptly notify the Trustee in writing of any default by any Issuer (or any other obligor on the Notes) in making any such payment. An Issuer at any time may require the Paying Agent to pay all money held by it to the Trustee and account for any funds disbursed, and the Trustee may at any time during the continuance of any payment default, upon written request to a Paying Agent, require such Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed. Upon doing so, the Paying Agent shall have no further liability for the money so paid over to the Trustee. If an Issuer or any Affiliate of an Issuer acts as Paying Agent, it shall, on or before each due date of any payment of principal or other amounts, if any, on the Notes, segregate and hold in a separate trust fund for the benefit of the Holders a sum of money sufficient to pay such principal or other amounts, if any, so becoming due until such sum of money shall be paid to such Holders or otherwise disposed of as provided in this Indenture, and shall promptly notify the Trustee in writing of its action or failure to act.

The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Depositary participants or beneficial owners of interests in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

Neither the Trustee nor any Agent shall have any responsibility for any actions taken or not taken by the Depositary.

Section 2.5. Holder Lists

The Registrar shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders. If the Trustee is not the Registrar:

(a) the U.S. Issuer shall furnish to the Trustee, in writing at such times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders of the U.S. Issuer Notes, including the aggregate principal amount of U.S. Issuer Notes held by each relevant Holder; and

(b) the UK Issuer shall furnish to the Trustee, in writing at such times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders of the UK Issuer Notes, including the aggregate principal amount of UK Issuer Notes held by each relevant Holder.

Section 2.6. Book-Entry Provisions for Global Notes

(a) Notes will be initially issued in the form of one or more registered Notes in global form bearing the legend set forth in Section 2.7(a). Each Issuer initially appoints The Depository Trust Company to act as Depositary with respect to each Global Note. Initially, each Global Note shall be issued to the Depositary, registered in the name of Cede & Co., as the nominee of the Depositary, and deposited with the Trustee as custodian for Cede & Co. The Depositary shall be a clearing agency registered under the Exchange Act. The aggregate principal amount of the Global Notes may from time to time be increased or decreased by adjustments made by the Registrar on Schedule A to the Global Note and recorded in the Register, as hereinafter provided.

(b) Ownership of beneficial interests in a Global Note shall be shown on, and the transfer of that ownership shall be effected only through, records maintained by the Depositary or its nominee (with respect to interests of persons who have accounts with the Depositary (“participants”)) and the records of participants (with respect to interests of persons other than participants). So long as the Depositary or its nominee, is the registered owner or holder of a Global Note, the Depositary or its nominee shall be considered the sole owner or Holder of the Notes represented by such Global Notes for all purposes under this Indenture and the Notes. No beneficial owner of an interest in a Global Note shall be able to transfer that interest except in accordance with the applicable procedures of the Depositary, in addition to those provided under this Indenture. Transfers of beneficial ownership in the Global Notes shall occur only through the Depositary.

(c) Payments of the principal of and other amounts on, a Global Note (including, without limitation, any principal or other amounts due upon redemption) shall be made to the Depositary or its nominee as the registered owner thereof. None of the Issuers, the Guarantors, the Trustee, Transfer Agent or any Paying Agent shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a Global Note or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

(d) Transfers between participants in the Depositary shall be effected in the ordinary way in accordance its rules and operating procedures.

None of the Issuers, the Guarantors or the Trustee shall have any responsibility for the performance by the Depositary or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.

(e) Members of, or participants in, the Depositary (“Agent Members”) shall have no rights under this Indenture with respect to any Global Note held on their behalf by the Depositary or any custodian of the Depositary, or under such Global Note, and the Depositary or its nominee may be treated by the Issuers, the Trustee, any Paying Agent, the Transfer Agent and the Registrar, and any of their respective agents, as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuers, the Trustee, any Paying Agent, the Transfer Agent or the Registrar, or any of their respective agents, from giving effect to any written certification, proxy or other authorization furnished by the Depositary, or impair, as between the Depositary and its respective Agent Members, the operation of customary practices of the Depositary governing the exercise of the rights of an owner of a beneficial interest in any Global Note. The registered Holder of a Global Note may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action that a Holder is entitled to take under this Indenture or the Notes.

(f) Except as provided below, owners of beneficial interests in Global Notes will not be entitled to receive physical delivery of Certificated Notes. Certificated Notes shall be issued to all owners of beneficial interests in a Global Note in exchange for such interests if:

(i) the Depositary at any time notifies the relevant Issuer that it is unwilling or unable to continue as a depository or clearing system, as applicable, for the Global Notes, and a successor depositary is not appointed by the relevant Issuer within 90 days of the time such notice is given;

(ii) the Depositary ceases to be registered as a clearing agency under the Exchange Act and a successor depositary is not appointed within 90 days; or

(iii) an Event of Default with respect to the Notes has occurred and is continuing and such beneficial owner requests that its Notes be issued in physical, certificated form.

In connection with the exchange of an entire Global Note for Certificated Notes pursuant to this paragraph (f), such Global Note shall be deemed to be surrendered to the Trustee or the Paying Agent, as the case may be, for cancellation, and the Issuer shall execute, and the Trustee or the Paying Agent, as the case may be, shall authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in such Global Note, an equal aggregate principal amount of Certificated Notes of authorized denominations.

Any Certificated Notes issued pursuant to provisions of this paragraph (f) shall bear the legend and otherwise comply as to form as required by Section 2.7 of this Indenture. Holders of an interest in a Global Note may receive such Certificated Notes, which shall be printed and distributed to the Holders by mail to the last available address of such Holders as appears on the Note Register in accordance with the applicable rules and procedures of the Depositary in addition to those provided for under this Indenture. In such an event, the U.S. Issuer shall notify the Holders of U.S. Issuer Notes and the UK Issuer shall notify the Holders of UK Issuer Notes, in the manner set forth in Section 14.1, of the applicable procedures for the payment of principal and other amounts, the procedures for transfer of Notes and the identity and contact information with respect to the then-applicable Paying Agent or Transfer Agent.

Section 2.7. Restrictive Legend

(a) Each Rule 144A Global Note and Rule 144A Certificated Note shall bear a legend to the following effect unless otherwise agreed to by the relevant Issuer:

“THIS NOTE AND THE GUARANTEES OF THIS NOTE BY GLAXOSMITHKLINE PLC, EFFECTIVE BEFORE THE GUARANTEE ASSUMPTION DATE, AND HALEON PLC, EFFECTIVE FROM (AND INCLUDING) THE GUARANTEE ASSUMPTION DATE (UPON WHICH THE GUARANTEE OF GLAXOSMITHKLINE PLC WILL BE AUTOMATICALLY AND UNCONDITIONALLY TERMINATED AND RELEASED) (TOGETHER “THE GUARANTORS”) HAVE NOT BEEN REGISTERED UNDER THE US SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (A) REPRESENTS, WARRANTS, ACKNOWLEDGES AND AGREES FOR THE BENEFIT OF THE ISSUER, THE GUARANTORS AND THE TRUSTEE THAT IT IS A ‘‘QUALIFIED INSTITUTIONAL BUYER’’ (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) PURCHASING THE SECURITIES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ONE OR MORE QUALIFIED INSTITUTIONAL BUYERS; (B) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE SECURITIES OTHER THAN (1) TO THE ISSUER, (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (3) IN THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ONE OR MORE QUALIFIED INSTITUTIONAL BUYERS IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (4) IN AN OFFSHORE TRANSACTION TO A NON-U.S. PERSON IN COMPLIANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND ANY OTHER JURISDICTION; AND (C) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.”

(b) Each Regulation S Global Note and Regulation S Certificated Note shall bear a legend to the following effect unless otherwise agreed to by the relevant Issuer:

“THIS NOTE AND THE GUARANTEES OF THE NOTE BY GLAXOSMITHKLINE PLC, EFFECTIVE BEFORE THE GUARANTEE ASSUMPTION DATE, AND HALEON PLC, EFFECTIVE FROM (AND INCLUDING) THE GUARANTEE ASSUMPTION DATE (UPON WHICH THE GUARANTEE OF GLAXOSMITHKLINE PLC WILL BE AUTOMATICALLY AND UNCONDITIONALLY TERMINATED AND RELEASED) (TOGETHER “THE GUARANTORS”) HAVE NOT BEEN REGISTERED UNDER THE US SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT. UNTIL THE EXPIRY OF THE PERIOD OF 40 DAYS AFTER THE LATER OF (i) THE DATE ON WHICH THE OFFERING OF THIS NOTE TO PERSONS OTHER THAN THE DISTRIBUTORS IN RELIANCE ON REGULATION S COMMENCED AND (ii) THE DATE OF ISSUANCE OF SUCH NOTE, SALES MAY NOT BE MADE IN THE UNITED STATES OR TO U.S. PERSONS UNLESS MADE TO QUALIFIED INSTITUTIONAL BUYERS AS DEFINED IN, AND IN TRANSACTIONS PURSUANT TO, RULE 144A UNDER THE SECURITIES ACT.”

Section 2.8. Transfer and Exchange

(a) If (1) the owner of a beneficial interest in a Rule 144A Global Note that is a Restricted Note wishes to transfer such interest (or portion thereof) to a Non-U.S. Person pursuant to Regulation S and (2) such Non-U.S. Person wishes to hold its interest in the Notes through a beneficial interest in the Regulation S Global Note, (x) upon receipt by the Registrar and Transfer Agent of:

(1)

instructions from the Holder of the Rule 144A Global Note directing the Registrar and Transfer Agent to credit or cause to be credited a beneficial interest in the Regulation S Global Note equal to the principal amount of the beneficial interest in the Rule 144A Global Note to be transferred; and

(2)

a certificate in the form of Exhibit J from the transferor, and, (y) subject to the rules and procedures of DTC, the Transfer Agent and Registrar shall increase the Regulation S Global Note and decrease the Rule 144A Global Note by such amount in accordance with the foregoing.

(b) If (1) the owner of an interest in a Regulation S Global Note that is a Restricted Note wishes to transfer such interest (or any portion thereof) to a QIB pursuant to Rule 144A and (2) such QIB wishes to hold its interest in the Notes through a beneficial interest in the Rule 144A Global Note, (x) upon receipt by the Transfer Agent and Registrar of:

(1)

instructions from the Holder of the Regulation S Global Note directing the Transfer Agent and Registrar to credit or cause to be credited a beneficial interest in the Rule 144A Global Note equal to the principal amount of the beneficial interest in the Regulation S Global Note to be transferred; and

(2)	a certificate in the form of Exhibit I duly executed by the transferor,

and, (y) in accordance with the rules and procedures of DTC, the Transfer Agent and Registrar shall increase the Rule 144A Global Note and decrease the Regulation S Global Note by such amount in accordance with the foregoing.

(c) Other Transfers. Any transfer of Restricted Notes not described above (other than a transfer of a beneficial interest in a Global Note that does not involve an exchange of such interest for a Certificated Note or a beneficial interest in another Global Note, which must be effected in accordance with applicable law and the rules and procedures of DTC, but is not subject to any procedure required by this Indenture) shall be made only upon receipt by the Registrar and Transfer Agent (with a copy to the Trustee) of such Opinions of Counsel, certificates and/or other information reasonably required by and satisfactory to the relevant Issuer in order to ensure compliance with the Securities Act or in accordance with paragraph (d) of this Section 2.8.

(d) Use and Removal of Private Placement Legends. Upon the transfer, exchange or replacement of Notes (or beneficial interests in a Global Note) not bearing (or not required to bear upon such transfer, exchange or replacement) a Private Placement Legend, the Registrar and Transfer Agent shall exchange such Notes (or beneficial interests) for beneficial interests in a Global Note (or Certificated Notes if they have been issued pursuant to Section 2.6(f)) that does not bear a Private Placement Legend. Upon the transfer, exchange or replacement of Notes (or beneficial interests in a Global Note) bearing a Private Placement Legend, the Registrar and Transfer Agent shall deliver only Notes (or beneficial interests in a Global Note) that bear a Private Placement Legend unless:

(1)

such Notes (or beneficial interests) are transferred pursuant to Rule 144 upon delivery to the Transfer Agent of a certificate of the transferor in the form of Exhibit K and an Opinion of Counsel reasonably satisfactory to the relevant Issuer;

(2)

such Notes (or beneficial interests) are transferred, replaced or exchanged after the Resale Restriction Termination Date therefor if such Note is a Rule 144A Global Note or the Distribution Compliance Period if such Note is a Regulation S Global Note; or

(3)

in connection with such transfer, exchange or replacement the Transfer Agent and the relevant Issuer shall have received an Opinion of Counsel and other evidence satisfactory to the relevant Issuer to the effect that neither such Private Placement Legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

The Private Placement Legend on any Note shall be removed at the written request of the Holder on or after the Resale Restriction Termination Date therefor if such Note is a Rule 144A Global Note or the Distribution Compliance Period if such Note is a Regulation S Global Note. The Holder of a Global Note may exchange an interest therein for an equivalent interest in a Global Note not bearing a Private Placement Legend upon transfer of such interest pursuant to any of clauses (1) through (3) of this paragraph (d).

All Notes issued upon any registration of transfer of Notes shall be the valid obligations of the relevant Issuer evidencing the same indebtedness, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer.

Neither the Issuers nor the Trustee, any Paying Agent, the Transfer Agent or Registrar shall be required (i) to issue or register the transfer of any Note during a period beginning at the opening of 15 Business Days before the day of the mailing of a notice of redemption of Notes selected for redemption under ARTICLE VII and ending at the close of business on the day of such mailing, or (ii) to register the transfer of any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

(e) Other Exchanges. In the event that a Global Note is exchanged for Notes in definitive registered form without interest coupons pursuant to Section 2.10 hereof, such Notes may be exchanged for one another only in accordance with such procedures as are substantially consistent with the provisions above, and as may be from time to time adopted by the relevant Issuer and the Trustee.

(f) Certain Transfers in Connection with and After the Exchange Offer under the Registration Rights Agreement. Notwithstanding any other provision of this Indenture:

(i) no Exchange Notes issued may be exchanged by the Holder thereof for a Note;

(ii) accrued and unpaid interest on the Notes being exchanged in the Exchange Offer shall be due and payable, in respect of the Fixed Rate Notes on the next Fixed Rate Notes Interest Payment Date, and in respect of the Callable Floating Rate Notes, on the next Callable Floating Rate Notes Interest Payment Date, as applicable, following the Exchange Offer and shall be paid to the Holder on the relevant record date of the Exchange Notes issued in respect of the Notes being exchanged; and

(iii) interest on the Notes being exchanged in the Exchange Offer shall cease to accrue on (and including) the date of completion of the Exchange Offer.

(g) Exchange Offer. Upon the occurrence of the Exchange Offer with respect to the Notes of a series, the relevant Issuer will issue, and upon a written order of the relevant Issuer the Trustee will authenticate:

(i) one or more Global Notes of such series not bearing the Private Placement Legend in an aggregate principal amount equal to the principal amount of the beneficial interests in the Global Notes of such series bearing the Private Placement Legend that are accepted for exchange in the Exchange Offer by Persons that (A) are not Participating Broker-Dealers, (B) are not participating in a distribution of the Exchange Notes and (C) are not Affiliates of the relevant Issuer, as evidenced by an Officer’s Certificate from the relevant Issuer to such effect; or

(ii) one or more authenticated Notes of such series not bearing the Private Placement Legend in an aggregate principal amount equal to the principal amount of the authenticated Notes of such series bearing the Private Placement Legend that are accepted for exchange in the Exchange Offer by Persons that (A) are not Participating Broker-Dealers, (B) are not participating in a distribution of the Exchange Notes and (C) are not Affiliates of the relevant Issuer, as evidenced by an Officer’s Certificate from the relevant Issuer to such effect.

Section 2.9. Mutilated, Destroyed, Lost or Stolen Notes

(a) Should any Certificated Note be lost, stolen, mutilated, defaced or destroyed, it may be replaced at the specified office of the Registrar. Mutilated or defaced Notes must be surrendered before replacements will be issued. If required by the Trustee or the relevant Issuer, a claimant shall furnish an affidavit of loss and indemnity bond sufficient in the judgment of the relevant Issuer and the Trustee to protect the relevant Issuer, the Trustee, the Paying Agents, the Transfer Agent and the Registrar from any loss that any of them may suffer if a Certificated Note is replaced. In the absence of notice to the relevant Issuer or the Trustee that such Certificated Note has been acquired by a bona fide purchaser, the relevant Issuer shall execute and the Trustee shall authenticate and make available for delivery, in exchange for any such mutilated Note or in lieu of any such destroyed, lost or stolen Note, a new Note of like tenor and principal amount, bearing a number not contemporaneously Outstanding.

(b) Upon the issuance of any new Certificated Note under this Section 2.9, the relevant Issuer or the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and any Paying Agent, the Transfer Agent or the Registrar) in connection therewith.

(c) If at the time a mutilated, lost, destroyed or wrongfully taken Certificated Note is presented such Certificated Note has become or is about to become due and payable, the relevant Issuer may pay such Certificated Note instead of issuing a new Certificated Note in replacement thereof.

(d) Every new Certificated Note issued pursuant to this Section 2.9 in exchange for any mutilated Certificated Note, or in lieu of any defaced, destroyed, lost or stolen Certificated

Note, shall constitute an original additional contractual obligation of the relevant Issuer, the applicable Guarantor and any other obligor upon the Certificated Notes, whether or not the mutilated, defaced, destroyed, lost or stolen Certificated Note shall be at any time enforceable by anyone, and every new Certificated Note shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Certificated Notes duly issued hereunder.

Section 2.10. Temporary Notes

Until definitive Notes are ready for delivery, the U.S. Issuer may execute temporary U.S. Issuer Notes and the UK Issuer may execute temporary UK Issuer Notes and each Issuer may issue an Issuer Order to the Trustee to authenticate such temporary Notes. Temporary Notes will be substantially in the form of definitive Notes but may have variations that the relevant Issuer considers appropriate for temporary Notes. Without unreasonable delay, the U.S. Issuer will prepare and execute definitive U.S. Issuer Notes and the UK Issuer will prepare and execute definitive UK Issuer Notes, and each Issuer will issue an Issuer Order to the Trustee to authenticate such definitive Notes. After the preparation of definitive Notes, the temporary Notes will be exchangeable for definitive Notes upon surrender of the temporary Notes at any office or agency maintained by the relevant Issuer for that purpose and such exchange shall be without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the relevant Issuer will execute one or more definitive Notes representing an equal principal amount of Notes and issue an Issuer Order to the Trustee to authenticate and make available for delivery in exchange therefor such definitive Notes. Until so exchanged, the Holder of temporary Notes shall in all respects be entitled to the same benefits under this Indenture as a Holder of definitive Notes.

Section 2.11. Cancellation

The U.S. Issuer at any time may deliver U.S. Issuer Notes, and the UK Issuer at any time may deliver UK Issuer Notes, to the Trustee for cancellation. All Notes that are redeemed or exchanged in accordance with the terms of this Indenture will be cancelled. Each of the Transfer Agent and the Paying Agent shall forward to the Trustee for cancellation any Notes surrendered to it for registration of transfer, payment or redemption, as the case may be. The Trustee and no one else shall cancel and dispose of cancelled Notes in accordance with its customary procedures or return to the relevant Issuer all Notes surrendered for registration of transfer, exchange, payment, redemption or cancellation. The Issuers may not issue new Notes to replace Notes it has paid or delivered to the Trustee for cancellation for any reason other than in connection with a transfer or exchange upon Issuer Order.

Section 2.12. CUSIP Numbers

Each Issuer in issuing the Notes may use “CUSIP” numbers (if then generally in use). No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any such notice and reliance may be placed only on the other identification numbers placed on the Notes. Each Issuer will promptly notify the Trustee, in writing, of any change in the “CUSIP” number.

Section 2.13. Further Issues

The U.S. Issuer, in respect of U.S. Issuer Notes, and the UK Issuer, in respect of UK Issuer Notes, may from time to time without the consent of the Holders create and issue further securities either having the same terms and conditions as any series of the U.S. Issuer Notes or the UK Issuer Notes, as applicable, in all respects (or in all respects except for the issue date) and so that such further issue shall be consolidated and form a single series with the Outstanding Notes of the relevant series of U.S. Issuer Notes or UK Issuer Notes, as applicable, or upon such terms as the U.S. Issuer or UK Issuer, as applicable may determine at the time of their issue. Any further securities shall be issued under a separate CUSIP or ISIN number unless such securities are otherwise treated as part of the same “issue” of debt instruments as the Outstanding Notes for U.S. federal income tax purposes.

Section 2.14. Purchases of the Notes by the Guarantor or any of its Affiliates

The Guarantor may at any time and from time to time purchase Notes at any price in the open market or otherwise. Any Note so purchased, while held by or on behalf of the Guarantor, shall not entitle the holder thereof to vote at any meeting of the Holders and shall not be deemed to be outstanding for the purpose of calculating the percentage of Outstanding Notes in respect of which Holders have consented to any action.

ARTICLE III.

INTEREST CALCULATION IN RESPECT OF THE NOTES

Section 3.1. Interest rate terms specific to the Fixed Rate Notes

(a) The following terms relating to the Fixed Rate Notes are hereby established:

(i) Interest on the 2025 Fixed Rate Notes will be payable at a rate of 3.125% per annum.

(ii) Interest on the 2027 Fixed Rate Notes will be payable at a rate of 3.375% per annum.

(iii) Interest on the 2029 Fixed Rate Notes will be payable at a rate of 3.375% per annum.

(iv) Interest on the 2032 Fixed Rate Notes will be payable at a rate of 3.625% per annum.

(v) Interest on the 2052 Fixed Rate Notes will be payable at a rate of 4.000% per annum.

(vi) Interest on the Callable Fixed Rate Notes will be payable at a rate of 3.024% per annum.

(b) Interest on the Fixed Rate Notes will be payable semi-annually in arrear on 24 March and 24 September of each year, commencing on September 24, 2022 (each a “Fixed Rate Notes Interest Payment Date”), to the person in whose name the applicable Fixed Rate Note is registered at the close of business on the Regular Record Date that precedes the applicable Fixed Rate Notes Interest Payment Date.

(c) The Fixed Rate Notes will each bear interest at the applicable interest rate described in Section 3.1(a) above and will accrue interest from (and including) the Issue Date, or from the most recent Fixed Rate Notes Interest Payment Date, to (but excluding) the next succeeding Fixed Rate Notes Interest Payment Date.

(d) Interest on the Fixed Rate Notes will be paid on the basis of twelve 30-day months assuming a 360-day year.

(e) If a Fixed Rate Notes Interest Payment Date, a redemption date for the Fixed Rate Notes, or a Fixed Rate Notes Maturity Date, as the case may be, would fall on a day that is not a Business Day, then the required payment will be made on the next succeeding Business Day, but no additional interest shall be paid unless the U.S. Issuer, with respect to U.S. Issuer Fixed Rate Notes, or the UK Issuer, with respect to the 2025 Fixed Rate Notes, as applicable, fails to make payment on such next succeeding Business Day.

Section 3.2. Interest Rate Terms Specific to the Callable Floating Rate Notes

(a) The initial interest rate on the Callable Floating Rate Notes for the first Callable Floating Rate Notes Interest Period will be equal to the Benchmark plus 0.89% per annum (the “Callable Floating Rate Notes Margin”). Thereafter, the interest rate on the Callable Floating Rate Notes for any Callable Floating Rate Notes Interest Period will be a per annum rate equal to the Benchmark, as determined on the applicable Interest Determination Date plus the Callable Floating Rate Notes Margin.

(b) The interest rate on the Callable Floating Rate Notes will be calculated quarterly on the date that is two USGS Business Days before each Callable Floating Rate Notes Interest Payment Date (each such date, an “Interest Determination Date”).

(c) Interest on the Callable Floating Rate Notes will be payable quarterly in arrear on 24 March, 24 June, 24 September and 24 December of each year, commencing on June 24, 2022 (each a “Callable Floating Rate Notes Interest Payment Date”), to the person in whose name a Callable Floating Rate Note is registered at the close of business on the Regular Record Date that precedes the applicable Callable Floating Rate Notes Interest Payment Date.

(d) Interest on the Callable Floating Rate Notes will be calculated on the basis of the actual number of days in each Callable Floating Rate Notes Interest Period, assuming a 360-day year.

(e) If any scheduled Callable Floating Rate Notes Interest Payment Date (other than a Callable Floating Rate Notes Maturity Date), is not a Business Day, such Callable Floating Rate Notes Interest Payment Date will be postponed to the next day that is a Business Day; provided that if the Business Day falls in the next succeeding calendar month, such Callable Floating Rate

Notes Interest Payment Date will the immediately preceding Business Day. If any such Callable Floating Rate Notes Interest Payment Date (other than a Callable Floating Rate Notes Maturity Date), is postponed or brought forward pursuant to this Section 3.2(e), the payment of interest due on such postponed or brought forward Callable Floating Rate Notes Interest Payment Date will include interest accrued to but excluding such postponed or brought forward Callable Floating Rate Notes Interest Payment Date. If a Callable Floating Rate Notes Maturity Date or date of redemption or repayment of the Callable Floating Rate Notes is not a Business Day, the U.S. Issuer may pay interest and principal on the next succeeding Business Day, but interest on that payment will not accrue during the period from and after the Callable Floating Rate Notes Maturity Date or date of redemption or repayment of the Callable Floating Rate Notes. If a date of redemption or repayment of any of the Callable Floating Rate Notes does not occur on a Callable Floating Rate Notes Interest Payment Date, (i) the related Interest Determination Date shall be deemed to be the date that is two USGS Business Days prior to such date of redemption or repayment, (ii) the related Observation Period shall be deemed to end on (but exclude) the date that is two USGS Business Days falling prior to such date of redemption or repayment, (iii) the Callable Floating Rate Notes Interest Period will be deemed to be shortened accordingly and (iv) corresponding adjustments will be deemed to be made to the Compounded Daily SOFR formula.

Section 3.3. Calculation of the Benchmark

(a) The “Benchmark” means, initially, Compounded Daily SOFR; provided that if a Benchmark Transition Event and related Benchmark Replacement Date have occurred with respect to SOFR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

(b) “Compounded Daily SOFR” means, in relation to a Callable Floating Rate Notes Interest Period, the rate of return of a daily compound interest investment (with SOFR as reference rate for the calculation of interest) during the related Observation Period and will be calculated by the calculation agent on the related Interest Determination Date as follows:

Where:

“d” means, in relation to any Observation Period, the number of calendar days in such Observation Period;

“d0” means, in relation to any Observation Period, the number of USGS Business Days in such Observation Period;

“i” means, in relation to any Observation Period, a series of whole numbers from one to d0, each representing the relevant USGS Business Day in chronological order from (and including) the first USGS Business Day in such Observation Period;

“ni” means, in relation to any USGS Business Day “i” in the relevant Observation Period, the number of calendar days from (and including) such USGS Business Day “i” up to (but excluding) the following USGS Business Day;

“Observation Period” means, in respect of each Callable Floating Rate Notes Interest Period, the period from (and including) the date that is two USGS Business Days falling prior to the first date in such Callable Floating Rate Notes Interest Period to (but excluding) the date that is two USGS Business Days preceding the Callable Floating Rate Notes Interest Payment Date for such Callable Floating Rate Notes Interest Period; provided that the first Observation Period shall commence on (and include) the date that is two USGS Business Days falling prior to the Issue Date;

“SOFR” means, in relation to any day, the rate determined by the calculation agent in accordance with the following provisions:

(i) the daily Secured Overnight Financing Rate for trades made on such day, available at or around the Reference Time on the NY Federal Reserve’s Website; and

(ii) if the rate specified in (i) above is not available at or around the Reference Time for such day (and a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred), the daily Secured Overnight Financing Rate in respect of the last USGS Business Day for which such rate was published on the NY Federal Reserve’s Website; and

“SOFRi” means, in relation to any USGS Business Day “i” in the relevant Observation Period, SOFR in respect of such USGS Business Days.

(c) Notwithstanding clauses (i) and (ii) of the definition of “SOFR” in Section 3.3(b) above, if the U.S. Issuer or its designee (in consultation with the U.S. Issuer) determines on or prior to the relevant Interest Determination Date that a Benchmark Transition Event and related Benchmark Replacement Date have occurred with respect to SOFR, then Section 3.4 will thereafter apply to all determinations of the rate of interest payable on the Callable Floating Rate Notes.

In accordance with and subject to Section 3.4, after a Benchmark Transition Event and related Benchmark Replacement Date have occurred, the amount of interest that will be payable for each Callable Floating Rate Notes Interest Period will be determined by reference to a rate per annum equal to the Benchmark Replacement plus the Callable Floating Rate Notes Margin.

Section 3.4. Benchmark Transitional Provisions

(a) If the U.S. Issuer or its designee (in consultation with the U.S. Issuer) determines that a Benchmark Transition Event and related Benchmark Replacement Date have occurred prior to the applicable Reference Time in respect of any determination of the Benchmark on any date, the applicable Benchmark Replacement will replace the then-current Benchmark for all purposes relating to the Callable Floating Rate Notes in respect of such determination on such date and all determinations on all subsequent dates; provided that, if the U.S. Issuer or its designee (in consultation with the U.S. Issuer) is unable to or do not determine Benchmark Replacement in accordance with the provisions below prior to 5:00 p.m. (New York time) on the relevant Interest Determination Date, the interest rate for the related Callable Floating Rate Notes Interest Period will be equal to the interest rate in effect for the immediately preceding Callable Floating Rate Notes Interest Period or, in the case of the Interest Determination Date prior to the first Callable Floating Rate Notes Interest Payment Date, the initial rate of interest which would have been applicable to the Callable Floating Rate Notes for the first Callable Floating Rate Notes Interest Period had the Callable Floating Rate Notes been outstanding for a period equal in duration to the scheduled first Callable Floating Rate Notes Interest Period but ending on (and excluding) the Issue Date (and applying the Callable Floating Rate Notes Margin).

(b) “Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the U.S. Issuer or its designee (in consultation with the U.S. Issuer) as of the Benchmark Replacement Date:

(i) the sum of: (a) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark for the applicable Corresponding Tenor (if any) and (b) the Benchmark Replacement Adjustment;

(ii) the sum of: (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment; and

(iii) the sum of: (a) the alternate rate of interest that has been selected by the U.S. Issuer or its designee (in consultation with the U.S. Issuer) as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar-denominated floating rate notes at such time and (b) the Benchmark Replacement Adjustment.

(c) In connection with the implementation of a Benchmark Replacement, the U.S. Issuer or its designee (in consultation with the U.S. Issuer) will have the right to make changes to (1) any Interest Determination Date, Callable Floating Rate Notes Interest Payment Date, Reference Time, business day convention or Callable Floating Rate Notes Interest Period, (2) the manner, timing and frequency of determining the rate and amounts of interest that are payable on the Callable Floating Rate Notes and the conventions relating to such determination and calculations with respect to interest, (3) rounding conventions, (4) tenors and (5) any other terms or provisions of the Callable Floating Rate Notes, in each case that the U.S. Issuer or its designee (in consultation with the U.S. Issuer) determines, from time to time, to be appropriate to reflect the determination and implementation of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the U.S. Issuer or its designee (in consultation with the U.S. Issuer) decides that implementation of any portion of such market practice is not administratively feasible or determine that no market practice for use of the Benchmark Replacement exists, in such other manner as the U.S. Issuer or its designee (in consultation with the U.S. Issuer) determines is appropriate (acting in good faith)) (the “Benchmark Replacement Conforming Changes”). Any Benchmark Replacement Conforming Changes will apply to the Callable Floating Rate Notes for all future Callable Floating Rate Notes Interest Periods.

(d) The U.S. Issuer will promptly give notice of the determination of the Benchmark Replacement, the Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes to the Trustee, the Paying Agent, the calculation agent and the Holders of the Callable Floating Rate Notes; provided that failure to provide such notice will have no impact on the effectiveness of, or otherwise invalidate, any such determination.

(e) All determinations, decisions, elections and any calculations made by the U.S. Issuer or its designee (in consultation with the U.S. Issuer), and the calculation agent or its designee for the purposes of calculating the applicable interest on the Callable Floating Rate Notes will be conclusive and binding on the Holders of the Callable Floating Rate Notes, the U.S. Issuer, the Trustee and the Paying Agent, absent manifest error. If made by the U.S. Issuer, such determinations, decisions, elections and calculations will be made in consultation with the calculation agent, to the extent practicable. If made by its respective designee, such determinations, decisions, elections and calculations will be made after consulting with the U.S. Issuer, and its designees will not make any such determination, decision, election or calculation to which the U.S. Issuer objects. Notwithstanding any provisions to the contrary in this Indenture or in the Callable Floating Rate Notes, any determinations, decisions, calculations or elections made in accordance with this Section 3.4 will become effective without consent from the Holders of the Callable Floating Rate Notes or any other party.

(f) Any determination, decision or election relating to the Benchmark not made by the calculation agent will be made on the basis described in Section 3.3 or Section 3.4 as applicable. The calculation agent shall have no liability for not making any such determination, decision or election. In addition, the U.S. Issuer may designate an entity (which may be its affiliate) to make any determination, decision or election that the U.S. Issuer has the right to make in connection with the determination of the Benchmark.

Section 3.5. Agreement with Respect to the Benchmark Replacement

By its acquisition of Callable Floating Rate Notes of any series, each Holder of a Callable Floating Rate Note (which, for these purposes, includes each beneficial owner) (i) will acknowledge, accept, consent and agree to be bound by the U.S. Issuer’s or its designee’s determination of a Benchmark Transition Event, a Benchmark Replacement Date, the Benchmark Replacement, the Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes, including as may occur without any prior notice from the U.S. Issuer and without the need for the U.S. Issuer to obtain any further consent from such Holder, (ii) will waive any and all claims, in law and/or in equity, against the Trustee, the Paying Agent and the calculation agent or the U.S. Issuer’s designee for, agree not to initiate a suit against the Trustee, the Paying Agent and the calculation agent or the U.S. Issuer’s designee in respect of, and agree that none of the Trustee, the Paying Agent or the calculation agent or the U.S. Issuer’s designee will be liable for, the determination of or the failure to determine any Benchmark Transition Event, any Benchmark Replacement Date, any Benchmark Replacement, any Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes, and any Losses suffered in connection therewith and (iii) will agree that none of the Trustee, the Paying Agent or the calculation agent or the U.S. Issuer’s designee will have any obligation to determine any Benchmark Transition Event, any Benchmark Replacement Date, any Benchmark Replacement, any Benchmark Replacement Adjustment and any Benchmark

Replacement Conforming Changes (including any adjustments thereto), including in the event of any failure by the U.S. Issuer to determine any Benchmark Transition Event, any Benchmark Replacement Date, any Benchmark Replacement, any Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes.

ARTICLE IV.

COVENANTS

Section 4.1. Payment of Notes; Additional Amounts

(a) The U.S. Issuer (failing whom, the applicable Guarantor pursuant to the applicable Guarantee) covenants and agrees for the benefit of the Holders of U.S. Issuer Notes that it shall duly and punctually pay the principal of and any other amounts due on the U.S. Issuer Notes on the dates and in the manner provided in the U.S. Issuer Notes and in this Indenture. Not later than 11:00 a.m. New York City time on the due date for any payment due in respect of any series of U.S. Issuer Notes and on the relevant Maturity Date, the U.S. Issuer shall deposit with the relevant Paying Agent in same day immediately available funds an amount sufficient to make cash payments due on such due date of payments of any other amounts or the Maturity Date, as the case may be.

(b) The UK Issuer (failing whom, the applicable Guarantor pursuant to the applicable Guarantee) covenants and agrees for the benefit of the Holders of UK Issuer Notes that it shall duly and punctually pay the principal of and any other amounts due on the UK Issuer Notes on the dates and in the manner provided in the UK Issuer Notes and in this Indenture. Not later than 11:00 a.m. New York City time on the due date for any payment due in respect of any series of UK Issuer Notes and on the relevant Maturity Date, the UK Issuer shall deposit with the relevant Paying Agent in same day immediately available funds an amount sufficient to make cash payments due on such due date of payments of any other amounts or the Maturity Date, as the case may be.

(c) For the avoidance of doubt, the Principal Paying Agent shall only be obliged to remit money to Holders if it has actually received such money from the relevant Issuer. If the Issuers, the Guarantors or an Affiliate of the Issuers or the applicable Guarantor is acting as Paying Agent, the Issuers, the applicable Guarantor or such Affiliate shall, not later than 11:00 a.m. New York City time on each due date of payments of any other amounts and the Maturity Date, segregate and hold in trust an amount sufficient to make cash payments due on such due date of payments of amounts or the Maturity Date, as the case may be. Principal and any other amounts on the Notes shall be considered paid on the date due if on such date the Trustee or the Paying Agent (other than the Issuers, the applicable Guarantor or an Affiliate of the Issuers or the applicable Guarantor) holds in accordance with this Indenture an amount in cash designated for and sufficient to pay all principal and any other amounts then due, the Trustee or the Paying Agent, as the case may be, is not prohibited from paying such money to the Holders on that date pursuant to the terms of this Indenture and the Trustee or the Paying Agent, as the case may be, is satisfied that full payment has been received from the Issuers or, upon failure of the Issuers, the Guarantor.

(d) All payments and deliveries made by the U.S. Issuer and the UK Issuer under or with respect to the U.S. Issuer Notes or the UK Issuer Notes, respectively, shall be free and clear of and without withholding or deduction for or on account of any present or future tax, duty, levy, impost, assessment or other governmental charge of any nature whatsoever imposed or levied by or on behalf of (i) the government of the United Kingdom or of any territory of the United Kingdom or by any authority or agency therein or thereof having the power to tax or (ii) the government of the United States or any state or territory of the United States or by any authority or agency therein or thereof having the power to tax (collectively, “Taxes”), except to the extent such Taxes are required to be withheld or deducted by law or by the interpretation or administration thereof.

(e) If an Issuer is required to withhold or deduct any amount for or on account of Taxes from any payment made or amount delivered with respect to the Notes, such Issuer shall pay such additional amounts (“Additional Amounts”) as may be necessary such that the net amount received by each Holder (including such Additional Amounts) after such withholding or deduction shall not be less than the amount such Holder would have received if the Taxes had not been withheld or deducted; provided that no Additional Amounts will be payable with respect to Taxes:

(i) that would not have been imposed but for the existence of any present or former connection between such Holder or beneficial owner of the Notes (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder or beneficial owner, if such Holder or beneficial owner is an estate, trust, partnership or corporation) and the United Kingdom or United States or any political subdivision or territory or possession thereof or therein or area subject to its jurisdiction, including, without limitation, such Holder or beneficial owner (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or treated as a resident thereof or domiciled thereof or a national thereof or being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein;

(ii) that are estate, inheritance, gift, sales, transfer, personal property, wealth or similar taxes, duties, assessments or other governmental charges;

(iii) that are payable other than by withholding from payments of principal of or premium, if any, or interest on the Notes;

(iv) that would not have been imposed but for the failure of the applicable recipient of such payment to comply with any certification, identification, information, documentation or other reporting requirement to the extent such compliance is required by applicable law or administrative practice or an applicable treaty as a precondition to exemption from, or reduction in, the rate of deduction or withholding of such Taxes;

(v) that would not have been imposed but for the presentation of the Notes (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof was duly provided for, whichever occurred later;

(vi) that would not have been imposed if presentation for payment of the Notes had been made to a Paying Agent other than the Paying Agent to which the presentation was made;

(vii) that are imposed solely by reason of the Holder or beneficial owner owning or having owned, actually or constructively, 10% or more of the total combined voting power of all classes of such Issuer’s stock entitled to vote;

(viii) that would not have been imposed but for a failure by the Holder or beneficial owner (or any financial institution through which the Holder or beneficial owner holds any Note through which payment on the Note is made) to comply with any certification, information, identification, documentation or other reporting requirements (including entering into and complying with an agreement with the U.S. Internal Revenue Service) imposed pursuant to Sections 1471 through 1474 of the U.S. Internal Revenue Code as in effect on the date of issuance of the Notes or any successor or amended version of such provisions; or

(ix) any combination of the foregoing clauses (i) through (viii);

nor shall Additional Amounts be paid with respect to any payment of the principal of or premium, if any, or interest on the Note to any such Holder who is a fiduciary or a partnership or a beneficial owner who is other than the sole beneficial owner of such payment to the extent a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner would not have been entitled to such Additional Amounts had it been the Holder of the Note.

The U.S. Issuer shall maintain in respect of the U.S. Issuer Notes, at least one Paying Agent located outside the United Kingdom.

The UK Issuer shall maintain, in respect of the UK Issuer Notes, at least one Paying Agent located outside the United Kingdom.

The obligation of the U.S. Issuer to pay Additional Amounts if and when due will survive the termination of this Indenture and the payment of all amounts in respect of the U.S. Issuer Notes.

The obligation of the UK Issuer to pay Additional Amounts if and when due will survive the termination of this Indenture and the payment of all amounts in respect of the UK Issuer Notes.

Wherever in this Indenture or in the Notes there is in any provision any reference to the payment or delivery of amounts due on the Notes, whether at maturity or pursuant to any earlier redemption or repayment or otherwise, references to such amounts shall be deemed to include such Additional Amounts if, as and to the extent such Additional Amounts are payable with respect to such payment or delivery in accordance with the terms of this Indenture and the Notes, whether or not express mention to such Additional Amounts shall be made in any such provision.

Section 4.2. Limitation on Liens

Each Guarantor shall not, and shall not permit any of its Subsidiary to, incur or assume any mortgage, charge, security interest, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien or other security agreement (collectively, “Liens”) on or with respect to any of its or its Subsidiaries’ property, assets or revenues, present or future, to secure any Relevant Indebtedness without making, or causing any such Subsidiary to make, effective provision for securing the Notes equally and ratably with or prior to such Relevant Indebtedness as to such property, assets or revenues for as long as such Relevant Indebtedness is so secured.

Such restrictions on Liens shall not apply to:

(i) Liens arising by operation of law;

(ii) Liens on property, assets or revenues of any Person, which Liens are existing at the time such Person becomes a Subsidiary; or

(iii) Liens on property, assets or revenues of any Person existing at the time such Person is merged with or into or consolidated with the Guarantor or any of its Subsidiaries, or at the time of a sale, lease or other disposition to the Guarantor of the properties of a Person as an entirety or substantially as an entirety.

Section 4.3. Maintenance of Office or Agency

(a) The Issuers shall maintain each office or agency required under Section 2.3. The Issuers will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Issuers shall fail to maintain any such required office or agency or shall fail to furnish to the Trustee with the address thereof, such presentations, surrenders, notices and demands in respect of the Notes and this Indenture may be made or services at the Corporate Trust Office, and the Issuers hereby appoint the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

(b) The Issuers may also from time to time designate one or more other offices or agencies (in or outside of New York) where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind any such designation; provided, however, that no such designation or rescission shall in any manner relieve the Issuers or the applicable Guarantor of their obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. The Issuers and the applicable Guarantor, as appropriate, will give prompt written notice to the Trustee of any such designation or rescission and of any changes in the location of any such other office or agency.

Section 4.4. Maintenance of Corporate Existence and Corporate Separateness

Subject to ARTICLE VI, the Issuers and the applicable Guarantor will each do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

Section 4.5. Compliance Certificate

Each Issuer and the applicable Guarantor (for as long as its respective Guarantee is in force) will furnish to the Trustee annually, within 120 days after the end of each fiscal year, a brief certificate from its principal executive, financial or accounting officer as to his or her knowledge of the compliance of the relevant Issuer or the applicable Guarantor, as the case may be, with all conditions and covenants under this Indenture (such compliance to be determined without regard to any period of grace or requirement of notice provided under this Indenture) and, in the event of any Default, specifying such Default and the nature and status thereof of which such person may have knowledge.

Section 4.6. Reports to Holders

At any time when the applicable Guarantor is not subject to or is not current in any applicable SEC reporting obligations, the U.S. Issuer (with respect to U.S. Issuer Notes), the UK Issuer (with respect to UK Issuer Notes) and the applicable Guarantor shall upon request make available to any Holder or any prospective purchaser of Notes the information required by it by Rule 144A(d)(4) under the Securities Act.

ARTICLE V.

DEMERGER CAPITAL REDUCTION

Section 5.1. Demerger Capital Reduction

By their holding of the Notes, each Holder shall be deemed without the need for any further action to have unconditionally and irrevocably (i) consented to any reduction in the capital of Haleon which is implemented within 6 months of the Demerger, (ii) agreed not to object to the Demerger Capital Reduction, and (iii) appointed the Issuer of such Holder’s Notes, or such person (other than the Trustee) as such Issuer shall nominate as its agent to undertake all such acts and take all such steps on its behalf (including, without limitation, the execution and delivery of any documents to any court) as may be necessary or desirable for Haleon to implement the Demerger Capital Reduction.

ARTICLE VI.

SUCCESSOR ENTITY

Section 6.1. When an Issuer May Merge, Etc.

Each Issuer shall not consolidate with, merge with or into any other Person, or convey or transfer all or substantially all of their respective properties and assets to any Person (except that each Issuer’s finance Subsidiaries may merge into such Issuer), unless:

(a) the relevant Issuer is the continuing Person, or the successor expressly assumes by supplemental indenture their respective obligations under this Indenture;

(b) the continuing Person is a U.S. or U.K. company or is organized and validly existing under the laws of a jurisdiction that is a member country of the Organization for Economic Cooperation and Development (or any successor) and, if it is not a U.S. or U.K. company, the continuing Person agrees by supplemental indenture to be bound by a covenant comparable to that described in Section 4.1 with respect to taxes imposed in the continuing Person’s jurisdiction or organization (in which case the continuing Person will benefit from a redemption option comparable to that described below under Section 7.2 in the event of changes in taxes in that jurisdiction after the date of the consolidation, merger or sale);

(c) immediately after the transaction, no Default or Event of Default under the U.S. Issuer Notes (with respect to the U.S. Issuer) or the UK Issuer Notes (with respect to the UK Issuer), as the case may be, has occurred and is continuing; and

(d) the relevant Issuer delivers to the Trustee an Officer’s Certificate and, if the relevant Issuer is not the continuing Person, an Opinion of Counsel, in each case stating, among other things, that the transaction and the supplemental indenture, if required, comply with this Section 6.1 and this Indenture.

Section 6.2. Successor Substituted

Upon any consolidation or merger, or any sale or other disposition of all or substantially all of the property and assets of an Issuer in accordance with Section 6.1 of this Indenture, the successor Person formed by such consolidation or into which the relevant Issuer is merged or to which such sale or other disposition (the “Successor Entity”) is made shall succeed to, and be substituted for, and may exercise every right and power of, the relevant Issuer under this Indenture with the same effect as if such successor Person had been named as the relevant Issuer herein.

Section 6.3. When the Guarantor May Merge, Etc.

Each Guarantor, for so long as its respective Guarantee is in place, shall not consolidate with, merge with or into any other Person, or convey or transfer all or substantially of their respective properties and assets to any Person (except that each Guarantor’s finance subsidiaries may merge into the applicable Guarantor), unless:

(a) the applicable Guarantor is the continuing Person, or the successor expressly assumes by supplemental indenture their respective obligations under this Indenture;

(b) the continuing Person is a U.S. or U.K. company or is organized and validly existing under the laws of a jurisdiction that is a member country of the Organization for Economic Cooperation and Development (or any successor) and, if it is not a U.S. or U.K. company, the continuing Person agrees by supplemental indenture to be bound by a covenant comparable to that described in Section 4.1 with respect to taxes imposed in the continuing Person’s jurisdiction or organization (in which case the continuing Person will benefit from a redemption option comparable to that described below under Section 7.2 in the event of changes in taxes in that jurisdiction after the date of the consolidation, merger or sale);

(c) immediately after the transaction, no Default or Event of Default under the Notes has occurred and is continuing; and

(d) the applicable Guarantor delivers to the Trustee an Officer’s Certificate and, if the applicable Guarantor is not the continuing Person, an Opinion of Counsel, in each case stating, among other things, that the transaction and the supplemental indenture, if required, comply with this Section 6.1 and this Indenture.

Section 6.4. Successor Guarantor Substituted

Upon any consolidation or merger, or any sale or other disposition of all or substantially all of the property and assets of a Guarantor in accordance with Section 6.1 of this Indenture, the successor Person formed by such consolidation or into which the Guarantor is merged or to which such sale or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the applicable Guarantor under this Indenture with the same effect as if such successor Person had been named as the applicable Guarantor herein.

Section 6.5. Substitution of either Issuer

Each of the Issuers may at its option at any time, without the consent of any Holders, arrange for and cause Haleon or any of their respective subsidiaries (the “Substituted Obligor”) to assume the obligations of the U.S. Issuer under the U.S. Issuer Notes, and of the UK Issuer under the UK Issuer Notes, respectively; provided that:

(a) the new obligor executes a supplemental indenture, in form and substance satisfactory to the Trustee, in which it agrees to be bound by the terms of the Notes and the Indenture, with any consequential amendments that may be required, as fully as if the Substituted Obligor had been named in this Indenture and on the Notes of such series in place of the U.S. Issuer or UK Issuer, as applicable;

(b) the Substituted Obligor is organized and validly existing under the laws of the U.S. or the U.K., or is organized and validly existing under the laws of a jurisdiction that is a member country of the Organization for Economic Cooperation and Development (or any successor) and, if such Substituted Obligor is not organized and validly existing under the laws of the U.S. or the U.K., such Substituted Obligor must also agree in the supplemental indenture to be bound by a covenant comparable to that described in Section 4.1 with respect to taxes imposed in its jurisdiction of organization (in which case the new obligor will benefit from a redemption option comparable to that described under Section 7.2 in the event of changes in taxes in that jurisdiction after the date of the consolidation, merger or sale), in each case in form and substance satisfactory to the Trustee; and

(c) unless the Substituted Obligor is the applicable Guarantor, the obligations of the Substituted Obligor under the Indenture and the Notes of such series are guaranteed by the applicable Guarantor on the same terms as the applicable Guarantee of the U.S. Issuer’s obligations in respect of such U.S. Issuer Notes or the UK Issuer’s obligations in respect of such UK Issuer Notes, as applicable, immediately prior to such substitution.

In the case of such a substitution, the relevant Issuer will be relieved of any further obligation under the relevant Notes.

ARTICLE VII.

REDEMPTION

Section 7.1. Redemption; General

The Notes will not be subject to any sinking fund.

Unless otherwise specified in this ARTICLE VII, with respect to any series of Notes, notice of any redemption by the U.S. Issuer or UK Issuer, as applicable, will be mailed by the relevant Issuer, or by the Trustee on the relevant Issuer’s behalf at least 15 days but not more than 60 days before the redemption date to each registered Holder of the Notes of such series to be redeemed by the relevant Issuer. The relevant Issuer will give notice of any such redemption to any exchange on which such series of Notes are listed. On and after any redemption date, interest will cease to accrue on such series of Notes or portions thereof called for redemption.

Section 7.2. Optional Redemption for Tax Reasons

(a) The U.S. Issuer may redeem any series of U.S. Issuer Notes in whole but not in part at any time prior to maturity, at a redemption price equal to 100% of their principal amount plus accrued interest to the date fixed for redemption, if:

(i) the U.S. Issuer determines that, as a result of any change in or amendment to the laws or any regulations or rulings promulgated thereunder of the United Kingdom (or of any political subdivision or taxing authority thereof) or the United States (or of any political subdivision or taxing authority thereof), or any change in the application or official interpretation of such laws, regulations or rulings, or any change in the application or official interpretation of, or any execution of or amendment to, any treaty or treaties affecting taxation to which any such jurisdiction is a party, which change, execution or amendment becomes effective on or after the Issue Date:

(A) the U.S. Issuer would be required to pay Additional Amounts with respect to the U.S. Issuer Notes on the next succeeding Interest Payment Date and the payment of such Additional Amounts cannot be avoided by the use of reasonable measures available to the U.S. Issuer or the applicable Guarantor; or

(B) withholding tax has been or would be required to be withheld with respect to interest income received or receivable by the U.S. Issuer directly from the applicable Guarantor (or any Affiliate) and such withholding tax obligation cannot be avoided by the use of reasonable measures available to the U.S. Issuer or the applicable Guarantor (or any Affiliate); or

(ii) the U.S. Issuer determines, based upon an opinion of independent counsel of recognized standing that, as a result of any action taken by any legislative body of, taxing authority of, or any action brought in a court of competent jurisdiction in, the United Kingdom (or any political subdivision or taxing authority thereof) or the United States (or any political subdivision or taxing authority thereof) (whether or not such action was taken or brought with respect to the U.S. Issuer or the applicable Guarantor, as the case may be), which action is taken or brought on or after the Issue Date, there is a substantial probability that the circumstances described above would exist; provided, however, that no such notice of redemption may be given earlier than 90 days prior to the earliest date on which the U.S. Issuer would be obligated to pay such Additional Amounts.

(b) The UK Issuer may redeem the UK Issuer Notes in whole but not in part at any time prior to maturity, at a redemption price equal to 100% of their principal amount plus accrued interest to the date fixed for redemption, if:

(i) the UK Issuer determines that, as a result of any change in or amendment to the laws or any regulations or rulings promulgated thereunder of the United Kingdom (or of any political subdivision or taxing authority thereof) or the United States (or of any political subdivision or taxing authority thereof), or any change in the application or official interpretation of such laws, regulations or rulings, or any change in the application or official interpretation of, or any execution of or amendment to, any treaty or treaties affecting taxation to which any such jurisdiction is a party, which change, execution or amendment becomes effective on or after the Issue Date:

(A) the UK Issuer would be required to pay Additional Amounts with respect to the UK Issuer Notes on the next succeeding Interest Payment Date and the payment of such additional amounts cannot be avoided by the use of reasonable measures available to the UK Issuer or the applicable Guarantor; or

(B) withholding tax has been or would be required to be withheld with respect to interest income received or receivable by the UK Issuer directly from the applicable Guarantor (or any Affiliate) and such withholding tax obligation cannot be avoided by the use of reasonable measures available to the UK Issuer or the applicable Guarantor (or any Affiliate); or

(ii) the UK Issuer determines, based upon an opinion of independent counsel of recognized standing that, as a result of any action taken by any legislative body of, taxing authority of, or any action brought in a court of competent jurisdiction in, the United Kingdom (or any political subdivision or taxing authority thereof) or the United States (or any political subdivision or taxing authority thereof) (whether or not such action was taken or brought with respect to the UK Issuer or the applicable Guarantor, as the case may be), which action is taken or brought on or after the Issue Date, there is a substantial probability that the circumstances described above would exist; provided, however, that no such notice of redemption may be given earlier than 90 days prior to the earliest date on which the UK Issuer would be obligated to pay such Additional Amounts.

(c) The relevant Issuer or the applicable Guarantor will also pay to each Holder of any series of Notes to be redeemed, or make available for payment to each such Holder, on the redemption date any Additional Amounts resulting from the payment of such redemption price. Prior to the delivery of any notice of redemption, the relevant Issuer or the applicable Guarantor will deliver to the Trustee:

(i) an Officer’s Certificate stating that the relevant Issuer is entitled to effect a redemption and setting forth a statement of facts showing that the conditions precedent of the right so to redeem have occurred; or

(ii) an Opinion of Counsel to the effect that the conditions specified above have been satisfied.

Any notice of redemption will be irrevocable once the relevant Issuer delivers the Officer’s Certificate to the Trustee.

Section 7.3. Deposit of Redemption Price

On or before 11:00am New York City time on the redemption date, the U.S. Issuer or the UK Issuer will deposit with the Paying Agent or the Trustee (or, if the Issuer is acting as Paying Agent, segregate and hold in trust as provided in Section 2.4) money sufficient to pay the redemption price of and accrued interest on the relevant series of Notes to be redeemed on that date. If less than all of the Notes of such series are to be redeemed, the Notes to be redeemed shall be selected by lot or in accordance with the procedures of The Depository Trust Company, in the case of Notes represented by a Global Note, or by the Trustee by such method as the Trustee deems to be fair and appropriate, in the case of Notes that are not represented by a Global Note.

Section 7.4. Unredeemed Portions of Partially Redeemed Note

Upon surrender of a Note that is to be redeemed in part, the U.S. Issuer (in respect of U.S. Issuer Notes) or the UK Issuer (in respect of UK Issuer Notes), as applicable, shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of the Note at the expense of the relevant Issuer, a new Note or Notes, of any authorized denomination as requested by the Holder, in an aggregate principal amount equal to, and in exchange for, the unredeemed portion of the principal of the Note surrendered, provided that each new Note will be in a principal amount of $250,000 and integral multiples of $1,000 in excess thereof.

Section 7.5. Fixed Rate Notes Make-Whole and Par Redemption

(a) Prior to the applicable Fixed Rate Notes Par Call Date, the U.S. Issuer may redeem any series of the U.S. Issuer Fixed Rate Notes and, at any time before the 2025 Fixed Rate Notes Maturity Date, the UK Issuer may redeem the 2025 Fixed Rate Notes, in whole or in part, at their option at any time and from time to time at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (i) 100% of the principal amount of the Fixed Rate Notes to be redeemed on that redemption date and (ii) as determined by such Issuer, (a) with respect to any series of U.S. Issuer Fixed Rate Notes: the sum of the present values of the remaining scheduled payments of principal of and interest on the Fixed Rate Notes to be redeemed on that redemption date (not including any portion of such payments of interest accrued as of the redemption date) that would be due if the relevant series of U.S. Issuer Fixed Rate Notes matured on the applicable Fixed Rate Notes Par

Call Date, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points in the case of the 2027 Fixed Rate Notes, 20 basis points in the case of the 2029 Fixed Rate Notes, 25 basis points in the case of the 2032 Fixed Rate Notes, 25 basis points in the case of the 2052 Fixed Rate Notes or 15 basis points in the case of the Callable Fixed Rate Notes, and (b) with respect to the 2025 Fixed Rate Notes: the sum of the present values of the remaining scheduled payments of principal and interest on the 2025 Fixed Rate Notes to be redeemed on that redemption date (not including any portion of such payments of interest accrued as of the redemption date) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points; in each case plus accrued and unpaid interest, if any, thereon to, but excluding, the redemption date.

(b) On or after the applicable Fixed Rate Notes Par Call Date, the U.S. Issuer may redeem any series of the U.S. Issuer Fixed Rate Notes, in whole or in part, at its option at any time and from time to time at a redemption price equal to 100% of the principal amount of the applicable series of U.S. Issuer Fixed Rate Notes to be redeemed, plus accrued and unpaid interest, if any, thereon to, but excluding, the redemption date.

(c) Notwithstanding the foregoing, instalments of interest on the Fixed Rate Notes to be redeemed that are due and payable on a Fixed Rate Notes Interest Payment Date falling on or prior to a redemption date will be payable on the Fixed Rate Notes Interest Payment Date to the registered Holders as of the close of business on the relevant Regular Record Date according to the Fixed Rate Notes and the Indenture, as applicable.

(d) Each Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Section 7.6. Floating Rate Notes Par Redemption

(a) On or after the Callable Floating Rate Notes Par Call Date, the U.S. Issuer may redeem the Callable Floating Rate Notes, in whole or in part, at its option at any time and from time to time at a redemption price equal to 100% of the principal amount of the Callable Floating Rate Notes to be redeemed, plus accrued and unpaid interest, if any, thereon to, but excluding, the redemption date.

(b) Notwithstanding the foregoing, instalments of interest on the Callable Floating Rate Notes to be redeemed that are due and payable on a Callable Floating Rate Notes Interest Payment Date falling on or prior to a redemption date will be payable on the Callable Floating Rate Notes Interest Payment Date to the Holders as of the close of business on the relevant Regular Record Date according to the Callable Floating Rate Notes and the Indenture, as applicable.

Section 7.7. Special Mandatory Early Redemption

(a) The U.S. Issuer shall promptly notify, in writing, the Trustee, the Paying Agent and the Holders of the U.S. Issuer Notes within 15 days of the occurrence of a Special Mandatory Redemption Event (which notice shall be irrevocable and shall specify the date fixed for redemption). Within 45 days from (and including) the date of such notice, the U.S. Issuer shall redeem the U.S. Issuer Notes in whole, but not in part, at the Special Mandatory Redemption Amount, together with interest accrued (but unpaid) to (but excluding) the date fixed for redemption.

(b) The UK Issuer shall promptly notify, in writing, the Trustee, the Paying Agent and the Holders of the UK Issuer Notes within 15 days of the occurrence of a Special Mandatory Redemption Event (which notice shall be irrevocable and shall specify the date fixed for redemption). Within 45 days from (and including) the date of such notice, the UK Issuer shall redeem the UK Issuer Notes in whole, but not in part, at the Special Mandatory Redemption Amount, together with interest accrued (but unpaid) to (but excluding) the date fixed for redemption.

(c) The Trustee is under no obligation whatsoever to ascertain whether a Special Mandatory Redemption Event or any event which could lead to the occurrence of or could constitute a Special Mandatory Redemption Event has occurred and, until a responsible officer of the Trustee shall have received actual written notice pursuant to Section 7.7(a) and/or Section 7.7(b) to the contrary, the Trustee may assume that no Special Mandatory Redemption Event or other such event has occurred.

Section 7.8. Redemption upon a Change of Control Put Event

(a) If a Change of Control Put Event occurs with respect to a series of Notes, the Holders of such Series will have the option (a “Change of Control Put Option”) (unless prior to the giving of the relevant Change of Control Put Event Notice the Issuer of such series of Notes has given notice of redemption pursuant to any of Section 7.2, Section 7.5, Section 7.6 or Section 7.7 as applicable) to require the relevant Issuer to redeem or, at such Issuer’s option, purchase (or procure the purchase of) the whole, but not part, of such Holders’ Notes on the Change of Control Put Date at the Change of Control Redemption Amount together with interest accrued (but unpaid) to (but excluding) the Change of Control Put Date.

(b) Promptly, and in any event not later than seven calendar days, after becoming aware of the occurrence of a Change of Control Put Event, the relevant Issuer shall notify the Trustee in writing and give notice (a “Change of Control Put Event Notice”) to the Holders specifying: (A) the nature of the Change of Control Put Event, (B) the procedure for exercising the Change of Control Put Option, (C) that a Change of Control Put Notice once given may not be revoked, (D) the last day of the Paying Agent’s normal business hours falling within the period (the “Change of Control Put Period”) and (E) the Change of Control Put Date.

(c) To exercise the Change of Control Put Option, the relevant Holder must deliver, at the specified office of the Paying Agent at any time during the Change of Control Put Period of 45 calendar days after a Change of Control Put Event Notice is given, accompanied by a duly signed and completed notice of exercise in the form (for the time being current) obtainable from the specified office of the Paying Agent (a “Change of Control Put Notice”) and in which the Holder must specify a bank account (or, if payment is required to be made by check, an address) to which payment is to be made pursuant to this Section 7.8, accompanied by, if the relevant Note is in definitive form, the relevant Note or evidence satisfactory to the Paying Agent concerned that the relevant Note will, following delivery of the Change of Control Put Notice, be held to its order or under its control. The “Change of Control Put Date” shall be the date falling seven London business days after the expiration of the Change of Control Put Period.

(d) A Change of Control Put Notice, once given, shall be irrevocable, except where prior to the Change of Control Put Date, an Event of Default has occurred and is continuing; in which event, the relevant Holder, at its option, may elect by notice to the relevant Issuer to withdraw the Change of Control Put Notice and instead to instruct the Trustee, in writing, to give notice that the relevant Notes the subject of the Change of Control Put Notice are immediately due and payable pursuant to ARTICLE IX. The relevant Notes shall then become immediately due and payable, as long as the Trustee declares all of the relevant Notes immediately due and payable.

(e) The relevant Issuer shall redeem or purchase (or procure the purchase of) the relevant Notes on the Change of Control Put Date unless previously redeemed (or purchased) and cancelled.

(f) The Trustee is under no obligation whatsoever to ascertain whether a Change of Control Put Event or any event which could lead to the occurrence of or could constitute a Change of Control Put Event has occurred and, until a responsible officer of the Trustee shall have received actual written notice pursuant to this Section 7.8 to the contrary, the Trustee may assume that no Change of Control Put Event or other such event has occurred.

Section 7.9. Redemption at Maturity

Unless previously redeemed and cancelled as herein provided, each series of U.S. Issuer Notes will be repaid by the U.S. Issuer at their respective principal amounts on the applicable Maturity Date.

Unless previously redeemed and cancelled as herein provided, the UK Issuer Notes will be repaid by the UK Issuer at their principal amounts on the applicable Maturity Date.

ARTICLE VIII.

DEFEASANCE

Section 8.1. Defeasance

(a) If an Issuer deposits with the Trustee sufficient cash or government securities (if government securities, as deemed sufficient in the opinion of a nationally recognized firm of public accountants) to pay the principal, interest, any premium and any other sums due to the stated Maturity Date or a redemption date of the relevant Notes, then at its option:

(i) such Issuer will be discharged from its respective obligations with respect to the relevant Notes; or

(ii) such Issuer will no longer be under any obligation to comply with the restrictive covenants, if any, contained in the Indenture and any supplemental indenture or board resolution with respect to the relevant Notes, and the Events of Default relating to failures to comply with covenants will no longer apply to the relevant Issuer.

(b) If Section 8.1(a) applies, the Holders will not be entitled to the benefits of the Indenture except for registration of transfer of Notes and replacement of lost, stolen or mutilated Notes. Instead, the Holders will only be able to rely on the deposited funds or obligations for payment.

(c) The relevant Issuer must deliver to the Trustee an Opinion of Counsel to the effect that the deposit and related defeasance would not cause the Holders to recognize income, gain or loss for U.S. federal income tax purposes. The relevant Issuer may, in lieu of an Opinion of Counsel, deliver a ruling to such effect received from or published by the U.S. Internal Revenue Service.

ARTICLE IX.

DEFAULTS AND REMEDIES

Section 9.1. Events of Default

An “Event of Default” with respect to a series of Notes will occur upon any of the following:

(a) default in payment of the principal of any Note of such series when due (including upon any redemption of such series of Notes), and, in the case of technical or administrative difficulties, the continuance of that default for more than two Business Days;

(b) default in payment of interest on, or any additional amounts payable in respect of, any Note of such series when due and payable, and the continuance of that default for 30 days;

(c) (i) with respect to the U.S. Issuer Notes, default in performing any other covenant of the U.S. Issuer and (ii) with respect to the UK Issuer Notes, default in performing any other covenant of the UK Issuer, or the applicable Guarantor in this Indenture for 90 days after the receipt of written notice specifying such default from the Trustee or from the Holders of 25% in principal amount of the Notes of that series;

(d) default under any bond, debenture, note or other evidence of indebtedness for money borrowed of the U.S. Issuer, with respect to the U.S. Issuer Notes, or the UK Issuer, with respect to the UK Issuer Notes, or the applicable Guarantor, as the case may be (not including any indebtedness for which recourse is limited to property purchased), having in any particular case an outstanding principal amount in excess of £100,000,000 (or its equivalent in any other currency) where any such failure results in such indebtedness being accelerated and becoming due and payable prior to its stated maturity and such acceleration shall not have been rescinded or annulled or such indebtedness shall not have been discharged; provided that there shall not be deemed to be an event of default if such acceleration is rescinded or annulled or such payment is made within 10 days after there has been given to the applicable Issuer and the applicable

Guarantor by the Trustee, or to the applicable Issuer, the applicable Guarantor and the Trustee by the Holders representing 25% or more in aggregate principal amount of such series of the Notes a written notice specifying such default and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder;

(e) with respect to the U.S. Issuer Notes, the Haleon Guarantee ceases to be, or is claimed by the U.S. Issuer or Haleon not to be, in full force and effect;

(f) with respect to the UK Issuer Notes, the Haleon Guarantee ceases to be, or is claimed by the UK Issuer or Haleon not to be, in full force and effect; or

(g) commencement by the relevant Issuer or the applicable Guarantor of a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the relevant Issuer’s or the applicable Guarantor’s consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the relevant Issuer or the applicable Guarantor or for all or substantially all of the property and assets of the relevant Issuer or the applicable Guarantor, or any general assignment by the applicable Issuer or the applicable Guarantor for the benefit of creditors.

An Event of Default with respect to a particular series of Notes will not necessarily constitute an Event of Default with respect to any other series of Notes.

Section 9.2. Notice of Event of Default

If an Event of Default with respect to a series of Notes occurs and is continuing of which a responsible officer of the Trustee has received written notice, the Trustee will mail to the Holders of the Notes of such series a notice of the Event of Default within 90 days after it occurs. However, except in the case of a Default in any payment in respect of a series of Notes, the Trustee shall be protected in withholding notice of an Event of Default if it determines in good faith that this is in the interests of the Holders of the relevant series of Notes.

Section 9.3. Acceleration

(a) If an Event of Default described in Section 9.1(a) or Section 9.1(b) occurs with respect to any series of Notes, then the Trustee or the Holders of at least 25% of the aggregate principal amount of such series of Notes can accelerate the entire principal of such series of Notes with written notice to the Trustee.

(b) If an Event of Default described in Section 9.1(c), Section 9.1(d), Section 9.1(e) or Section 9.1(f) occurs because of a failure to perform any other covenant in this Indenture or any covenant for the benefit of one or more, but not all, of the series of the Notes, then the Trustee or the Holders of at least 25% of the aggregate principal amount of Notes of all series affected, voting as one class, can accelerate all of the affected series of Notes.

(c) If an Event of Default described in Section 9.1(g) occurs, then the entire principal of the Notes under the Indenture will be accelerated automatically without further action.

(d) The Holders representing a majority of the aggregate principal amount of the affected series of Notes can rescind this accelerated payment requirement.

Section 9.4. Other Remedies

No Holder will be entitled to pursue any remedy under this Indenture unless the Trustee fails to act for 60 days after it is given:

(i) notice of Default by that Holder;

(ii) a written request to enforce this Indenture by the Holders of not less than 25% in principal amount of all Outstanding Notes of any affected series; and

(iii) an indemnity and/or security to the Trustee, reasonably satisfactory to the Trustee;

and during this 60-day period the Holders representing at least a majority in principal amount of all Outstanding Notes of such affected series do not give a direction to the Trustee that is inconsistent with the enforcement request. These provisions will not prevent any Holder from enforcing payment of the principal of (and premium, if any) and interest on the Notes at the relevant due dates.

Section 9.5. Waiver of Past Defaults

Subject to Section 9.6 and Section 11.2, the Holders representing a majority of the aggregate principal amount of the affected series of Notes may waive any past Default or Event of Default or allow noncompliance with any provision of this Indenture. However, the Holders cannot waive a Default in payment of principal of or interest on any series of the Notes when due otherwise than as a result of acceleration. Upon any such waiver, such Default shall cease to exist, and any Event of Default with respect to the Notes arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

Section 9.6. Rights of Holders to Receive Payment

Notwithstanding any other provision of this Indenture, the right of any Holder of any series of Notes to receive payment of the principal, interest or Additional Amounts payable in respect of such Holder’s Note on or after the respective due dates therefor, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

Section 9.7. Collection Suit by Trustee

If an Event of Default with respect to the Notes in payment of the principal or interest as specified in Section 9.1(a) or Section 9.1(b) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the relevant Issuer and the applicable Guarantor for the whole amount of such principal of the Notes and such further amount as shall be sufficient to cover all amounts owing the Trustee under Section 10.6.

Section 9.8. Trustee May File Proofs of Claim, Etc.

The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for amounts due the Trustee under Section 10.6) and the Holders allowed in any judicial proceedings relative to the relevant Issuer, the applicable Guarantor, the creditors of the relevant Issuer or the applicable Guarantor, or the property of the relevant Issuer or the applicable Guarantor and shall be entitled and empowered to collect and receive any moneys, securities or other property payable or deliverable upon any such claims and to distribute the same, and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it under Section 10.6. Nothing herein contained shall be deemed to empower the Trustee to authorize or consent to, or accept or adopt on behalf of any Holder, any plan of reorganization, arrangement, adjustment or composition affecting the Notes, the Guarantees or the rights of any Holder under the Notes or the Guarantees, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

Section 9.9. Application of Proceeds

Any moneys collected by the Trustee pursuant to this ARTICLE IX in respect of any series of Notes shall be applied in the following order at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal or Additional Amounts, if any, upon presentation of the several Notes in respect of which moneys have been collected and noting thereon the payment, or issuing Notes in reduced principal amounts in exchange for the presented Notes if only partially paid, or upon surrender thereof if fully paid:

FIRST: to the Trustee and the Agents for amounts due under Section 10.6;

SECOND: In case the principal or interest of a series of Notes shall have become and shall be then due and payable, to the payment of the whole amount then owing and unpaid upon the relevant series of Notes for principal, interest and Additional Amounts, if any; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the relevant series of Notes, then to the payment of such principal or interest without preference or priority of any Note over any other Note in the relevant series, ratably to the aggregate of such principal; and

THIRD: To the payment of the remainder, if any, to the relevant Issuer, or to the extent the Trustee collects any amount pursuant to a Guarantee, the applicable Guarantor, or any other person lawfully entitled thereto.

Section 9.10. Restoration of Rights and Remedies

If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then, and in every such case, subject to any determination in such proceeding, the relevant Issuer, the applicable Guarantor, the Trustee and the Holders shall be restored to their former positions hereunder and thereafter all rights and remedies of the relevant Issuer, the applicable Guarantor, Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 9.11. Undertaking for Costs

In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, in either case in respect of any series of Notes, a court may require any party litigant in such suit (other than the Trustee) to file an undertaking to pay the costs of the suit, and the court may assess reasonable costs, including reasonable attorneys’ fees and expenses, against any party litigant (other than the Trustee) in the suit having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 9.11 does not apply to a suit by Holders representing more than 10% in principal amount of all Outstanding Notes of the affected series.

Section 9.12. Rights and Remedies Cumulative

Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or wrongfully taken Notes in Section 2.9, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 9.13. Delay or Omission Not Waiver

No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this ARTICLE IX or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

ARTICLE X.

TRUSTEE, PAYING AGENT, TRANSFER AGENT AND REGISTRAR

Section 10.1. Duties of Trustee

(a) If a Default or an Event of Default has occurred and is continuing of which a responsible officer of the Trustee has received written notice, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

(b) Except during the continuance of a Default or an Event of Default:

(i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

(ii) in the absence of gross negligence on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture.

However, in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall examine such certificates and opinions to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

(c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

(i) this paragraph (c) does not limit the effect of paragraph (b) of this Section 10.1;

(ii) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

(iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 9.5, Section 9.7 or Section 9.8; and

(d) Neither the Trustee nor the Principal Paying Agent shall be liable for interest on any money received by it except as the Trustee may agree in writing with each Issuer.

(e) Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

(f) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity and/or security against such risk or liability is not reasonably assured to it.

(g) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this ARTICLE X.

(h) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from an Issuer shall be sufficient if signed by an Officer of the relevant Issuer.

(i) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses (including documented attorneys’ fees and expenses) and liabilities that might properly be incurred by it in compliance with such request or direction.

(j) Notwithstanding anything to the contrary in this Indenture, the Trustee may refuse to follow any direction that would involve the Trustee in personal liability.

(k) Notwithstanding anything to the contrary in this Indenture and for the avoidance of doubt, the parties hereto acknowledge and agree that all sums held by the Trustee or the Agents shall be held as banker rather than as trustee, and therefore will not be held in accordance with the client money rules of the United Kingdom’s Financial Services Authority or any successor regulatory body.

Section 10.2. Certain Rights of Trustee, Paying Agent, Transfer Agent and Registrar

Subject to Section 10.1:

(a) The Trustee and each of the Paying Agents, the Transfer Agent and the Registrar (together, excluding the Trustee, the “Agents”) may conclusively rely on and shall be protected in acting or refraining from acting upon any resolution, Officer’s Certificate, or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, security or other document believed by it to be genuine and to have been signed or presented by the proper Person whether or not such document is addressed to it. The Trustee and each of the Agents shall not investigate any fact or matter stated in any such document, but the Trustee and each of the Agents may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee or any Agent shall determine to make such further inquiry or investigation, it shall be entitled, following reasonable notice, to make reasonable examination of the books, records and premises of the relevant Issuer or the applicable Guarantor, as the case may be, personally or by agent or attorney at the sole cost of the relevant Issuer or the applicable Guarantor, as the case may be, and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation.

(b) Before the Trustee or any of the Agents acts or refrains from acting, it may require an Officer’s Certificate or an Opinion of Counsel, which shall conform to Section 14.2. Neither the Trustee nor any of the Agents shall be liable for any action it takes or omits to take in good faith in reliance on an Officer’s Certificate or Opinion of Counsel. Subject to Section 10.1, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting to take any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officer’s Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted to be taken by it under the provisions of this Indenture in good faith and in reliance thereon.

(c) The Trustee and each of the Agents may act through its attorneys, agents, custodians and nominees not regularly in its employ and shall not be responsible for the misconduct or negligence of any agent, attorney, custodian and nominee appointed with due care; provided that the Trustee shall be required to terminate any such agent, attorney, custodian or nominee if it has actual knowledge of any failure by such Person to perform its delegated duties.

(d) Any request, direction, order or demand of an Issuer or a Guarantor mentioned herein shall be sufficiently evidenced by an Officer’s Certificate (unless other evidence in respect thereof be herein specifically prescribed), and any board resolution may be evidenced to the Trustee by a copy thereof certified by the secretary or an assistant secretary of the relevant Issuer or the applicable Guarantor, as the case may be.

(e) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that might be incurred by it in compliance with such request, order or direction.

(f) The Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within its rights or powers or for any action it takes or omits to take in accordance with the direction of the Holders in accordance with Section 9.4 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

(g) The Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in reliance thereon.

(h) Prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, Officer’s Certificate, Opinion of Counsel, board resolution, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless requested in writing so to do by the Holders of not less than a majority in aggregate principal amount of the Notes affected then Outstanding.

(i) The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder.

(j) The Trustee or any of the Agents may request that each Issuer deliver an Officer’s Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officer’s Certificate may be signed by any person authorized to sign an Officer’s Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

(k) In no event shall the Trustee or any of the Agents be responsible or liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) as a result of claims brought by any Holder irrespective of whether the Trustee or any of the Agents has been advised of the likelihood of such loss or damage and regardless of the form of action.

(l) The Trustee shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder.

(m) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

Section 10.3. Individual Rights of Trustee

The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuers, the Guarantors or any of their Affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights.

Section 10.4. Disclaimer

The recitals contained herein and in the Notes (except the Trustee’s certificate of authentication) shall be taken as statements of the relevant Issuer or the applicable Guarantor and not of the Trustee, and the Trustee assumes no responsibility for the correctness of the same. Neither the Trustee nor any of its agents makes any representation as to the validity or adequacy of this Indenture, the Notes or the Guarantee, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate Notes and perform its obligations hereunder. Neither the Trustee nor any of its agents shall be accountable for any Issuer’s or any Guarantor’s use or application of the proceeds from the Notes or for moneys paid over to the Issuers or the Guarantors pursuant to this Indenture.

Section 10.5. Notice of Defaults

If any Default or Event of Default with respect to a series of Notes occurs and is continuing and if such Default is known to a Trust Officer of the Trustee, the Trustee shall mail to each Holder of such series of Notes, at the expense of the relevant Issuer, notice of such Default or Event of Default within 90 days after the occurrence thereof, unless such Default or Event of Default shall have been cured or waived before the mailing; provided, however, that, except in the case of a Default or Event of Default in the payment of the principal, interest or other amount with respect to a series of Notes, the Trustee shall be fully protected in withholding such notice if and so long as the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders; and provided further that in the case of any default or breach of the character specified in Section 9.1(c) with respect to a series of Notes, no such notice to Holders of such series of Notes shall be given until at least 90 days after the occurrence thereof. The Trustee shall not be deemed to have notice of any Default or Event of Default unless a responsible officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office, and such notice references the Securities and this Indenture.

Section 10.6. Compensation and Indemnity

(a) Each Issuer, or failing which, the applicable Guarantor, shall pay to the Trustee such compensation as shall be agreed upon in writing from time to time for its services. The compensation of the Trustee shall not be limited by any law on compensation of a trustee of an express trust. Each Issuer, or failing which, the applicable Guarantor, shall reimburse the Trustee promptly upon request for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Trustee (including the reasonable expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith.

(b) Each Issuer, or failing which, the applicable Guarantor, shall indemnify the Trustee for, and hold it harmless against, any loss, liability, claim, damage or expense, including taxes (other than income taxes), incurred by it without negligence or bad faith on its part arising out of or in connection with the acceptance or administration of this Indenture and the Notes or the trusts hereunder and the performance of its duties under this Indenture and the Notes, including the costs and expenses of defending itself against or investigating any claim asserted by any person or liability in connection with the exercise or performance of any of its powers or duties under this Indenture and the Notes or in connection with enforcing the provisions of this Section 10.6.

(c) The obligations of each Issuer and the applicable Guarantor under this Section 10.6 to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture or the rejection or termination of this Indenture under bankruptcy, insolvency or similar law or the earlier resignation or removal of the Trustee. Such additional indebtedness shall be a senior claim to that of the Notes upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Notes, and the Notes are hereby subordinated to such senior claim. If the Trustee renders services and incurs expenses following an Event of Default under Section 9.1(a) hereof, the parties hereto and the Holders by their acceptance of the Notes hereby agree that such expenses are intended to constitute expenses of administration under any bankruptcy, insolvency or similar law

Section 10.7. Replacement of Trustee

(a) A resignation or removal of the Trustee as Trustee with respect to the Notes and appointment of a successor Trustee as Trustee with respect to the Notes shall become effective only upon the successor Trustee’s acceptance of appointment as provided in this Section 10.7.

(b) The Trustee may resign as Trustee at any time by so notifying the Issuers and the applicable Guarantor in writing. The Holders of a majority in principal amount of the Outstanding Notes may remove the Trustee as Trustee by so notifying the Trustee in writing and may appoint a successor Trustee with respect thereto with the consent of the Issuers. The Issuers may remove the Trustee if: (i) the Trustee is no longer eligible under Section 10.9 of this Indenture; (ii) the Trustee is adjudged a bankrupt or insolvent; (iii) a receiver or other public officer takes charge of the Trustee or its property; or (iv) the Trustee becomes incapable of acting.

(c) If the Trustee resigns or is removed as Trustee with respect to the Notes, or if a vacancy exists in the office of Trustee with respect to the Notes for any reason, the Issuers shall promptly appoint a successor Trustee with respect thereto. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the Outstanding Notes of a series of Notes may appoint a successor Trustee in respect of such series of Notes to replace the successor Trustee appointed by the Issuers. If the successor Trustee with respect to the Notes does not deliver its written acceptance required by the next succeeding paragraph of this Section 10.7(d) within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee (at the Issuers’ expense), the Issuers or the Holders of a majority in principal amount of the Outstanding Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect thereto.

(d) A successor Trustee with respect to the Notes shall deliver a written acceptance of its appointment to the retiring Trustee, to the Issuers and to the applicable Guarantor. Immediately after the delivery of such written acceptance, subject to the lien provided for in Section 10.6 and subject to the payment of any and all amounts then due and owing to the retiring Trustee, (i) the retiring Trustee shall transfer all property held by it as Trustee in respect of the Notes to the successor Trustee (ii) the resignation or removal of the retiring Trustee in respect of the Notes shall become effective and (iii) the successor Trustee shall have all the rights, powers and duties of the Trustee in respect of the Notes under this Indenture. A successor Trustee shall mail notice of its succession to each Holder of Notes.

(e) Upon request of any such successor Trustee, the Issuers and the applicable Guarantor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the preceding paragraph.

(f) The Issuers shall give notice of any resignation and any removal of the Trustee with respect to the Notes and each appointment of a successor Trustee in respect of the Notes to all Holders of Notes. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office. Notwithstanding replacement of the Trustee with respect to the Notes pursuant to this Section 10.7, the Issuers’ and the applicable Guarantor’s obligations under Section 10.6 shall continue for the benefit of the retiring Trustee.

Section 10.8. Successor Trustee by Merger

If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation, banking association or any other entity, the resulting, surviving or transferee corporation, banking association or other entity without any further act shall be the successor Trustee with the same effect as if the successor Trustee had been named as the Trustee herein; provided that such successor Trustee shall be otherwise qualified and eligible under this ARTICLE X.

Section 10.9. Eligibility; Disqualification

The Trustee shall at all times be a Trustee hereunder that is a corporation organized and doing business under the laws of the United States or of any state thereof that is authorized under such laws to exercise corporate trustee power, that is subject to supervision or examination by federal or state authorities and that has, together with parent, a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition.

Section 10.10. Communications

In no event shall the Agents or the Trustee be liable for any Losses arising in regards to receiving or transmitting any data from any Issuer, any Authorized Person or any party to the transaction via any non-secure method of transmission or communication, such as, but without limitation, by facsimile or email. The Issuer accepts that some methods of communication are not secure and the Agents shall incur no liability for receiving instructions via any such non-secure method. The Agents are authorized to comply with and rely upon any such notice, instructions or other communications reasonably believed by it to have been sent or given by an Authorized Person or an appropriate party to the transaction (or authorized representative thereof). Each Issuer or Authorized Person should use all reasonable endeavors to ensure that instructions transmitted to the Agents or the Trustee pursuant to this Indenture are complete and correct. Any instructions shall be conclusively deemed to be valid instructions from any Issuer or Authorized Person to the Agents or the Trustee for the purposes of this Indenture.

Section 10.11. Resignation of Agents

(a) Any Agent may resign its appointment hereunder at any time without the need to give any reason and without being responsible for any costs associated therewith by giving to the appointing Issuer, the applicable Guarantor and the Trustee and (except in the case of resignation of the Principal Paying Agent) the Principal Paying Agent 30 days’ written notice to that effect (waivable by the Issuer and the Trustee); provided that in the case of resignation of the Principal Paying Agent no such resignation shall take effect until a new Principal Paying Agent (approved in advance in writing by the Trustee) shall have been appointed by the Issuers to exercise the powers and undertake the duties hereby conferred and imposed upon the Principal Paying Agent. Following receipt of a notice of resignation from any Agent, the Issuers shall promptly give notice thereof to the Holders in accordance with Section 14.1. Such notice shall expire at least 30 days before or after any due date for payment in respect of the Notes.

(b) If any Agent gives notice of its resignation in accordance with this Section 10.11 and a replacement Agent is required and by the 10th day before the expiration of such notice such replacement has not been duly appointed, such Agent may itself appoint as its replacement any reputable and experienced financial institution. Immediately following such appointment, the Issuers shall give notice of such appointment to the Trustee, the remaining Agents and the Holders, whereupon the Issuers, the Trustee, the remaining Agents and the replacement Agent shall acquire and become subject to the same rights and obligations among themselves as if they had entered into an agreement in the form mutatis mutandis of this Indenture.

(c) Upon its resignation becoming effective, the Principal Paying Agent shall forthwith transfer all moneys held by it hereunder to the successor Principal Paying Agent or, if none, the Trustee or to the Trustee’s order, but shall have no other duties or responsibilities hereunder, and shall be entitled to the payment by the Issuers of its remuneration for the services previously rendered hereunder and to the reimbursement of all expenses (including legal fees) properly incurred in connection therewith.

ARTICLE XI.

AMENDMENTS

Section 11.1. Without Consent of Holders

(a) If each of the Issuers and the Trustee agree, this Indenture may be amended without notifying any Holders or seeking their consent if the amendment does not materially and adversely affect any Holder.

(b) Each of the Issuers may amend this Indenture without notice to or consent of any Holder, to:

(i) cure any ambiguity, defect or inconsistency in this Indenture;

(ii) comply with sections of this Indenture governing when the each of the Issuers may merge and substitute obligors;

(iii) evidence and provide for the acceptance by a successor trustee of appointment under this Indenture with respect to the Notes of any or all series;

(iv) establish the form or forms or terms of the Notes of any series or of the coupons appertaining to such Notes as permitted under this Indenture;

(v) provide for uncertificated Notes in addition to or in place of certificated Notes and to make all appropriate changes for such purpose;

(vi) provide for a further guarantee from a third party on Outstanding Notes of any series and the debt securities of any series that may be issued under the Indenture;

(vii) change or eliminate any provision of this Indenture; provided that any such change or elimination will become effective only when there are no Outstanding Notes of any series created prior to the execution of such supplemental indenture that is entitled to the benefit of such provision;

(viii) supplement any of the provisions of this Indenture to such extent as will be necessary to permit or facilitate the defeasance and discharge of any series of Notes pursuant to the Indenture; provided that any such action will not adversely affect the interests of the Holders in any material respect; or

(ix) make any change that does not materially and adversely affect the rights of any Holder.

(c) After an amendment under this Section 11.1 becomes effective, the relevant Issuer shall mail to all Holders a notice briefly describing such amendment. The failure to give such notice to all such Holders, or any defect therein, shall not impair or affect the validity of an amendment under this Section 11.1.

(d) Any amendment or supplement made solely to conform the provisions of this Indenture and Notes to the description of this Indenture and the Notes contained the Offering Memorandum will be deemed not to materially or adversely affect the rights of any Holder of Notes.

(e) The consent of the Holders is not necessary under this Indenture to approve the particular form of any proposed amendment. It is sufficient that such consent approves the substance of the proposed amendment.

(f) In formulating its opinion on such matters, the Trustee shall be entitled to require and rely on such evidence as it deems appropriate, including an Opinion of Counsel and an Officer’s Certificate.

Section 11.2. With Consent of Holders

(a) The rights and obligations of each of the Issuers and the Holders under this Indenture may be modified if the Holders of a majority in aggregate principal amount of the Outstanding Notes of each series affected by the modification consent to such modification. However, unless each affected Holder agrees, an amendment cannot:

(i) make any adverse change to any payment term of a Note such as extending the maturity date, extending the date on which an Issuer has to pay interest, reducing the interest rate, reducing the amount of principal an Issuer has to repay, changing the currency in which the relevant Issuer has to make any payment of principal, premium or interest, modifying any redemption or repurchase right, or right to convert or exchange any Note, to the detriment of the relevant Holder and impairing any right of a Holder to bring suit for payment;

(ii) change in any manner materially adverse to the interests of the Holders the terms and conditions of the obligations of any Guarantor in respect of the due and punctual payment of the principal thereof (and premium, if any) and any interest thereon;

(iii) waive any payment default;

(iv) reduce the percentage of the aggregate principal amount of Notes needed to make any amendment to the Indenture or to waive any covenant or default; or

(v) make any other change to the amendment provisions of the Indenture.

(b) It shall not be necessary for the consent of the Holders under this Section 11.2 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

(c) After an amendment under this Section 11.2 becomes effective, the relevant Issuer shall mail to Holders of the series of Notes impacted by the amendment a notice in the manner specified in Section 14.1 briefly describing such amendment. The failure to give such notice to all such Holders, or any defect therein, shall not impair or affect the validity of an amendment under this Section 11.2.

Section 11.3. Revocation and Effect of Consents and Waivers

(a) A consent to an amendment or a waiver by a Holder of a Note shall bind the Holder and every subsequent Holder of that Note or portion of the Note that evidences the same debt as the consenting Holder’s Note, even if notation of the consent or waiver is not made on the Note. However, any such Holder or subsequent Holder may revoke the consent or waiver as to such Holder’s Note or portion of the Note if the Trustee receives the notice of revocation before the date the amendment or waiver becomes effective. After an amendment or waiver becomes effective, it shall bind every Holder. An amendment or waiver shall become effective upon receipt by the Trustee of the requisite number of written consents under Section 11.2.

(b) Each Issuer may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to give their consent or take any other action described above or required or permitted to be taken pursuant to this Indenture. If a record date is fixed, then notwithstanding the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to give such consent or to revoke any consent previously given or to take any such action, whether or not such Persons continue to be Holders after such record date. No such consent shall become valid or effective more than 90 days after such record date.

Section 11.4. Notation on or Exchange of Notes

If an amendment changes the terms of a Note, the Trustee may require the Holder of the Note to deliver it to the Trustee. The Trustee may place an appropriate notation on the Note regarding the changed terms and return it to the Holder. Alternatively, if the relevant Issuer or the Trustee so determines, the relevant Issuer in exchange for the Note will execute and upon Issuer Order the Trustee will authenticate a new Note that reflects the changed terms. Failure to make the appropriate notation or to issue a new Note shall not affect the validity of amendment made in accordance with the provisions of this Indenture.

Section 11.5. Trustee to Sign Amendments

The Trustee shall sign any amendment authorized pursuant to this ARTICLE XI if the amendment does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may but need not sign it. In signing such amendment, the Trustee shall be entitled to receive indemnity and/or security reasonably satisfactory to it and to receive, and (subject to Section 10.1 and Section 10.2) shall be fully protected in relying upon, such evidence as it deems appropriate, including, without limitation, on an Opinion of Counsel and an Officer’s Certificate stating that such amendment is authorized or permitted by this Indenture and such amendment is the legal, valid and binding obligation of the Issuers, enforceable against it in accordance with its terms, subject to customary exceptions. Such Opinion shall be an expense of the Issuers.

ARTICLE XII.

RANKING

Section 12.1. Ranking of U.S. Issuer Notes

The U.S. Issuer Notes will be the unsubordinated and (other than pursuant to the Guarantees) unsecured obligations of the U.S. Issuer and will rank at least pari passu, without any preference or priority among themselves, with all existing and future unsubordinated and unsecured obligations of the U.S. Issuer (except for obligations which may rank senior by operation of applicable law), and senior to all existing and future subordinated obligations of the U.S. Issuer.

Section 12.2. Ranking of UK Issuer Notes

The UK Issuer Notes will be the unsubordinated and (other than pursuant to the Guarantees) unsecured obligations of the UK Issuer and will rank at least pari passu, without any preference or priority among themselves, with all existing and future unsubordinated and unsecured obligations of the UK Issuer (except for obligations which may rank senior by operation of applicable law), and senior to all existing and future subordinated obligations of the UK Issuer.

ARTICLE XIII.

THE GUARANTEES

Section 13.1. The Guarantees

(a) Prior to the Guarantee Assumption Date, the Notes will be fully and unconditionally guaranteed by GSK substantially on the terms set out in Section 13.2 (the “GSK Guarantee”). With effect from (and including) the Guarantee Assumption Date, (i) the GSK Guarantee will be automatically and unconditionally terminated and released without requiring any Holder consent and (ii) the Notes will be fully and unconditionally guaranteed by Haleon substantially on the terms set out in Section 13.3 (the “Haleon Guarantee”).

(b) GSK will cease to be a Guarantor with effect from (and including) the Guarantee Assumption Date and Haleon will only be liable under the Guarantee from (and including) the Guarantee Assumption Date. With effect from (and including) the Guarantee Assumption Date any liability incurred by GSK as Guarantor prior to the Guarantee Assumption Date will be irrevocably and unconditionally assumed by Haleon.

(c) GSK will deliver a Guarantee Assumption Notice or Demerger Completion Notice, as applicable, to the Trustee and the Holders promptly following the occurrence of the Guarantee Assumption Date or the Demerger, respectively.

(d) If, for any reason, while the GSK Guarantee is in place, (A) the U.S. Issuer does not make any required payment in respect of the U.S. Issuer Notes when due, or (B) the UK Issuer does not make any required payment in respect of the UK Issuer Notes when due, whether on the normal due date, on acceleration, redemption or otherwise, GSK will cause the payment to be made to or to the order of the Trustee. Holders of the relevant series of Notes that have not received the required payment from the relevant Issuer will be entitled to payment under the GSK Guarantee without taking any action whatsoever against the relevant Issuer. If, for any reason, while the Haleon Guarantee is in place, (A) the U.S. Issuer does not make any required payment in respect of the U.S. Issuer Notes when due, or (B) the UK Issuer does not make any required payment in respect of the UK Issuer Notes when due, whether on the normal due date, on acceleration, redemption or otherwise, Haleon will cause the payment to be made to or to the order of the Trustee. Holders of the relevant series of Notes that have not received the required payment from the relevant Issuer will be entitled to payment under the Haleon Guarantee without taking any action whatsoever against the relevant Issuer.

(e) For the avoidance of doubt, the Notes will not be guaranteed by any other Subsidiary of GSK or Haleon and the obligations under the Guarantees will effectively be junior to obligations of any other Subsidiary of GSK or Haleon, as applicable.

Section 13.2. The GSK Guarantee

GSK by its execution of this Indenture hereby agrees with each Holder of the Notes authenticated and delivered by the Trustee, and with the Trustee, on behalf of each such Holder, to be unconditionally bound by the terms and provisions of the GSK Guarantee with respect to the Notes prior to the Guarantee Assumption Date and authorizes the Trustee to confirm such GSK Guarantee to the Holder of each such Note by its execution and delivery of each such Note, with such GSK Guarantee endorsed thereon, authenticated and delivered by the Trustee.

The GSK Guarantee to be endorsed on the Notes shall be in substantially the form set forth below:

“GUARANTEE

OF

GLAXOSMITHKLINE PLC

For value received, GlaxoSmithKline plc, a public limited company incorporated under the laws of England and Wales, having its principal executive offices at 980 Great West Road, Brentford, Middlesex TW8 9GS, England (the “GSK Guarantor,” which term includes any Person as a successor Guarantor under the Indenture referred to in the Note upon which this GSK Guarantee is endorsed), hereby fully and unconditionally guarantees to the Holder of the Note upon which this GSK Guarantee is endorsed and to the Trustee on behalf of each such Holder prior to the date on which GSK ceases to hold a direct or indirect interest in the share capital of GlaxoSmithKline Consumer Healthcare Holdings (No.2) Ltd, other than as a result of any interest it may have in the share capital of Haleon, in order to implement the Demerger (the “Guarantee Assumption Date”) the due payment of all principal of and other amounts on, each Note payable by the Issuer under this Indenture. In case of the failure of GSK Consumer Healthcare Capital US LLC, a public limited company incorporated under the laws of Delaware (the “U.S. Issuer,” which term includes any successor Person under such Indenture), to punctually make any such payment or satisfy any such obligation in respect of the U.S. Issuer Notes, or the failure of GSK Consumer Healthcare Capital UK plc, a public limited company incorporated under the laws of England and Wales (the “UK Issuer,” which term includes any successor Person under such Indenture), to punctually make any such payment or satisfy any such obligation in respect of the UK Issuer Notes, in each case prior to the Guarantee Assumption Date, the GSK Guarantor hereby agrees to cause any such payment or obligation to be made or satisfied punctually when and as the same shall become due, payable or otherwise deliverable, whether on the stated maturity date or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the relevant Issuer.

The indebtedness evidenced by this GSK Guarantee constitutes an unsubordinated and unsecured obligation of the GSK Guarantor and ranks equally and pari passu with all existing and future senior and unsecured obligations of the GSK Guarantor (except for obligations which may rank senior by operation of applicable law) and senior to all existing and future subordinated obligations of the GSK Guarantor.

The GSK Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Note or such Indenture, any failure to enforce the provisions of such Note or such Indenture, or any waiver, modification or indulgence granted to the Issuer with respect thereto, by the Holder of such Note or the Trustee or any other circumstance that may otherwise constitute a legal or equitable discharge of a guarantor; provided, however, that, notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the GSK Guarantor, increase the principal of such Note, or increase the amounts due in respect of the Notes, or alter the stated maturity date thereof. The GSK Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the U.S. Issuer or UK Issuer, as applicable, any right to require a proceeding first against the U.S. Issuer or UK Issuer, as applicable, protest or notice with respect to such Note or the indebtedness evidenced thereby or with respect to any sinking fund or analogous payment required under such Note and all demands whatsoever, and covenants that this GSK Guarantee will not be discharged except by payment or satisfaction in full of the principal of and Additional Amounts, if any, payable in respect of such Note. This GSK Guarantee is a guarantee of payment and not of collection.

The GSK Guarantor shall be subrogated to all rights of the Holder of such Note and the Trustee against the U.S. Issuer or UK Issuer, as applicable, in respect of any amounts paid to such Holder by the GSK Guarantor pursuant to the provisions of this GSK Guarantee; provided, however, that the GSK Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon such right of subrogation until the principal of and Additional Amounts, if any, payable or deliverable in respect of all Notes issued under such Indenture shall have been paid in full.

No reference herein to such Indenture and no provision of such Indenture shall alter or impair the guarantees of the GSK Guarantor, which are absolute and unconditional, of the due and punctual payment or delivery of the principal of and Additional Amounts, if any, payable in respect of, the Note upon which this GSK Guarantee is endorsed.

This GSK Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of such Note shall have been manually or electronically executed by or on behalf of the Trustee under such Indenture.

All terms used in this GSK Guarantee that are defined in such Indenture shall have the meanings assigned to them in such Indenture.

This GSK Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the GSK Guarantor has caused this GSK Guarantee to be duly executed this 24th day of March 2022.

GLAXOSMITHKLINE PLC, as the GSK Guarantor

By:
Name:
Title:

By:
Name:
Title:

Section 13.3. The Haleon Guarantee

Haleon by its execution of this Indenture hereby agrees with each Holder of the Notes authenticated and delivered by the Trustee, and with the Trustee, on behalf of each such Holder, to be unconditionally bound by the terms and provisions of the Haleon Guarantee with respect to the Notes on and from the Guarantee Assumption Date and authorizes the Trustee to confirm such Haleon Guarantee to the Holder of each such Note by its execution and delivery of each such Note, with such Haleon Guarantee endorsed thereon, authenticated and delivered by the Trustee.

The Haleon Guarantee to be endorsed on the Notes shall be in substantially the form set forth below:

“GUARANTEE

OF

HALEON

For value received, Haleon, a public limited company incorporated under the laws of England and Wales, having its principal executive offices at 980 Great West Road, Brentford, Middlesex TW8 9GS, England (the “Haleon Guarantor,” which term includes any Person as a successor Guarantor under the Indenture referred to in the Note upon which this Haleon Guarantee is endorsed), hereby fully and unconditionally guarantees to the Holder of the Note upon which this Haleon Guarantee is endorsed and to the Trustee on behalf of each such Holder from (and including) the date on which GSK ceases to hold a direct or indirect interest in the share capital of GlaxoSmithKline Consumer Healthcare Holdings (No.2) Ltd, other than as a result of any interest it may have in the share capital of Haleon, in order to implement the Demerger (the “Guarantee Assumption Date”) the due payment of all principal of and other amounts on, each Note payable by the Issuer under this Indenture. In case of the failure of GSK Consumer Healthcare Capital US LLC, a public limited company incorporated under the laws of Delaware (the “U.S. Issuer,” which term includes any successor Person under such Indenture), to punctually make any such payment or satisfy any such obligation in respect of the U.S. Issuer Notes, or the failure of GSK Consumer Healthcare Capital UK plc, a public limited company incorporated under the laws of England and Wales (the “UK Issuer,” which term includes any successor Person under such Indenture), to punctually make any such payment or satisfy any such obligation in respect of the UK Issuer Notes, in each case from (and including) the Guarantee Assumption Date, the Haleon Guarantor hereby agrees to cause any such payment or obligation to be made or satisfied punctually when and as the same shall become due, payable or otherwise deliverable, whether on the stated maturity date or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the relevant Issuer.

The indebtedness evidenced by this Haleon Guarantee constitutes an unsubordinated and unsecured obligation of the Haleon Guarantor and ranks equally and pari passu with all existing and future senior and unsecured obligations of the Haleon Guarantor (except for obligations which may rank senior by operation of applicable law) and senior to all existing and future subordinated obligations of the Haleon Guarantor.

The Haleon Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Note or such Indenture, any failure to enforce the provisions of such Note or such Indenture, or any waiver, modification or indulgence granted to the Issuer with respect thereto, by the Holder of such Note or the Trustee or any other circumstance that may otherwise constitute a legal or equitable discharge of a guarantor; provided, however, that, notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Haleon Guarantor, increase the principal of such Note, or increase the amounts due in respect of the Notes, or alter the stated maturity date thereof. The Haleon Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the U.S. Issuer or UK Issuer, as applicable, any right to require a proceeding first against the U.S. Issuer or UK Issuer, as applicable, protest or notice with respect to such Note or the indebtedness evidenced thereby or with respect to any sinking fund or analogous payment required under such Note and all demands whatsoever, and covenants that this Haleon Guarantee will not be discharged except by payment or satisfaction in full of the principal of and Additional Amounts, if any, payable in respect of such Note. This Haleon Guarantee is a guarantee of payment and not of collection.

The Haleon Guarantor shall be subrogated to all rights of the Holder of such Note and the Trustee against the U.S. Issuer or UK Issuer, as applicable, in respect of any amounts paid to such Holder by the Haleon Guarantor pursuant to the provisions of this Haleon Guarantee; provided, however, that the Haleon Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon such right of subrogation until the principal of and Additional Amounts, if any, payable or deliverable in respect of all Notes issued under such Indenture shall have been paid in full.

No reference herein to such Indenture and no provision of such Indenture shall alter or impair the guarantees of the Haleon Guarantor, which are absolute and unconditional, of the due and punctual payment or delivery of the principal of and Additional Amounts, if any, payable in respect of, the Note upon which this Haleon Guarantee is endorsed.

This Haleon Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of such Note shall have been manually or electronically executed by or on behalf of the Trustee under such Indenture.

All terms used in this Haleon Guarantee that are defined in such Indenture shall have the meanings assigned to them in such Indenture.

This Haleon Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the Haleon Guarantor has caused this Haleon Guarantee to be duly executed this 24th day of March 2022.

HALEON PLC, as the Haleon Guarantor

By:
Name:
Title:

By:
Name:
Title:

ARTICLE XIV.

MISCELLANEOUS

Section 14.1. Notices

(a) Any notice or communication shall be in writing, in English, and delivered in person or sent by first-class mail, telex, facsimile transmission or email directed as follows:

if to the UK Issuer:

GSK Consumer Healthcare Capital UK plc

980 Great West Road,

Brentford, Middlesex,

TW8 9GS, England

Attention: Timothy Woodthorpe (Group Treasurer)

E-mail: cf.treasury@gsk.com

if to the U.S. Issuer:

GSK Consumer Healthcare Capital US LLC

184 Liberty Corner Road, Suite 200

Warren NJ 07059

United States

Attention: Timothy Woodthorpe (Group Treasurer)

E-mail: cf.treasury@gsk.com

Copy: Justin T. Huang (VP and Secretary), Charles David Simpson (VP

and Treasurer) and Hatixhe Hoxha (Assistant Secretary)

Email: US.CorpSec@gsk.com

if to the GSK Guarantor:

GlaxoSmithKline plc

980 Great West Road,

Brentford, Middlesex,

TW8 9GS, England

Attention: Victoria Whyte

E-mail: company.secretary@gsk.com

if to the Haleon Guarantor:

Haleon

980 Great West Road,

Brentford, Middlesex,

TW8 9GS, England

Attention: Timothy Woodthorpe (Group Treasurer)

E-mail: cf.treasury@gsk.com

Copy: Victoria Whyte

Email: victoria.a.whyte@gsk.com

if to the Trustee, the Principal Paying Agent, the Principal Calculating Agent or the Registrar:

Deutsche Bank Trust Company Americas

1 Columbus Circle

Trust and Agency Services

Mail Stop NYC01-1710

17th Floor, New York, NY, 10019

Facsimile: +1 732-578-4635

Attention: Corporates Team, GSK Consumer Healthcare, SF6791

The Issuers, the Guarantors or the Trustee by notice to the others may designate additional or different addresses for subsequent notices or communications.

(b) Notices to Holders will be mailed to them at their respective addresses in the register of Notes. So long as and to the extent that the Notes are represented by Global Notes and such Global Notes are held by the Depositary or its nominee or a custodian therefor, notices to owners of beneficial interests in the Global Notes may be given by delivery of the relevant notice to the Depositary for communication by it to entitled account holders.

(c) Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

(d) Any notice or communication delivered to an Issuer under the provisions herein shall constitute notice to the Guarantor.

Section 14.2. Certificate and Opinion as to Conditions Precedent

(a) Upon any request or application by an Issuer to the Trustee to take or refrain from taking any action under this Indenture, the relevant Issuer shall furnish to the Trustee:

(i) an Officer’s Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

(ii) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

(b) If an Issuer Order pursuant to Section 2.2 of this Indenture has been, or simultaneously is, delivered, any instructions by the relevant Issuer to the Trustee with respect to endorsement, delivery or redelivery of a Note issued in global form shall be in writing but need not comply with Section 14.1(a) and need not be accompanied by an Opinion of Counsel.

Section 14.3. Statements Required in Certificate or Opinion

Each certificate or opinion with respect to compliance with a covenant or condition provided for in this Indenture shall include:

(i) a statement that each person signing such certificate or opinion has read such covenant or condition and the definitions relating thereto;

(ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(iii) a statement that, in the opinion of each such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(iv) a statement as to whether or not, in the opinion of each such person, such covenant or condition has been complied with; provided, however, that, with respect to matters of fact, an Opinion of Counsel may rely on an Officer’s Certificate or certificates of public officials.

Section 14.4. Rules by Trustee, Paying Agent and Registrar

The Trustee may make reasonable rules for action by, or a meeting of, Holders, provided that such rules do not conflict with or contradict the provisions of ARTICLE XIV hereof. The Registrar and the Paying Agent may make reasonable rules for their functions.

Section 14.5. Payment Date Other Than a Business Day

If the Maturity Date, the stated maturity for any other payments due or the due date for any delivery of any amounts due upon exchange under the Notes or this Indenture is not a Business Day, then payment of principal of, or other amounts on, and delivery of such amounts due on such Note, as the case may be, need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on at the Maturity Date or the stated maturity for any other payments or the due date for any delivery due under the Notes or this Indenture; provided that no interest shall accrue for the period beginning and including such Maturity Date, maturity for any other payments due or the due date for any delivery under the Notes or this Indenture, as the case may be.

Section 14.6. Governing Law, Etc.

(a) THIS INDENTURE, THE GUARANTEE AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. THE PARTIES HERETO EACH HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS INDENTURE, THE GUARANTEE OR THE NOTES OR ANY TRANSACTION RELATED HERETO OR THERETO.

(b) Each of the Issuers and the Guarantors hereby:

(i) agrees that any suit, action or proceeding against it arising out of or relating to this Indenture or the Notes, as the case may be, may be instituted in any Federal or state court sitting in The City of New York,

(ii) waives to the extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding, and any claim that any suit, action or proceeding in such a court has been brought in an inconvenient forum,

(iii) irrevocably submits to the non-exclusive jurisdiction of such courts in any suit, action or proceeding,

(iv) agrees that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding may be enforced in the courts of the jurisdiction of which it is subject by a suit upon judgment, and

(v) agrees that service of process by mail to the addressed specified herein shall constitute personal service of such process on it in any such suit, action or proceeding.

(c) The UK Issuer and each Guarantor have appointed the U.S. Issuer as the authorized agent (the “Authorized Agent”) thereof for service of process in any action arising out of or based on the Notes, this Indenture, or the Guarantees, as the case may be (including any action based on or arising out of U.S. federal securities laws) that may be instituted in a court of competent jurisdiction located in the State of New York. The UK Issuer and the Guarantors hereby represent and warrant that the Authorized Agent has accepted such appointment and has agreed to act as said agent for service of process, and the UK Issuer and the Guarantors agree to take any and all action, including the filing of any and all documents, that may be necessary to continue each such appointment in full force and effect as aforesaid so long as the Notes remain

Outstanding. The UK Issuer and the Guarantors agree that the appointment of the Authorized Agent shall be irrevocable so long as any of the Notes remain Outstanding or until the irrevocable appointment by the UK Issuer and the Guarantors of a successor agent in The City of New York, New York as each of their authorized agent for such purpose and the acceptance of such appointment by such successor. Service of process upon the Authorized Agent shall be deemed, in every respect, effective service of process upon the UK Issuer and the Guarantors.

(d) To the extent that any of the Issuers or the Guarantors have or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment in aid or otherwise) with respect to itself or any of its property, the Issuers and the Guarantors hereby irrevocably waive and agree not to plead or claim such immunity in respect of their obligations under this Indenture or the Notes.

(e) Nothing in this Section 14.6 shall affect the right of the Trustee or any Holder of the Notes to serve process in any other manner permitted by law.

Section 14.7. No Recourse Against Others

No recourse for the payment of the principal of or other amounts on any of the Notes or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of each Issuer or each Guarantor in this Indenture, or in any of the Notes, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, limited partner, stockholder, officer, director, employee or controlling person of each Issuer (other than GSK under the GSK Guarantee and Haleon under the Haleon Guarantee) or the Guarantors or of any successor Persons thereof. Each Holder, by accepting the Notes, waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes. Such waiver may not be effective to waive liabilities under U.S. federal securities laws.

Section 14.8. Successors

All agreements of each Issuer and each Guarantor in this Indenture and the Notes shall bind their respective successors. All agreements of the Trustee in this Indenture shall bind its successors.

Section 14.9. Duplicate and Counterpart Originals

The parties may sign any number of copies of this Indenture. One signed copy is enough to prove this Indenture. This Indenture may be executed in any number of counterparts, each of which so executed shall be an original, but all of them together represent the same agreement.

Section 14.10. Severability

In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 14.11. Judgment Currency

Each Issuer and each Guarantor severally agree, to the fullest extent that they may effectively do so under applicable law, that (a) if for the purpose of obtaining judgment in any court it is necessary to convert the sum due in U.S. dollars in respect of the principal of the Notes (the “Required Currency”) into a currency in which a judgment will be rendered (the “Judgment Currency”), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the day on which final unappealable judgment is entered, unless such day is not a Business Day in The City of New York, then, to the extent permitted by applicable law, the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the Business Day in The City of New York preceding the day on which a final unappealable judgment is entered and (b) their obligations under this Indenture to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered in accordance with subsection (a)), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture.

Section 14.12. USA Patriot Act

The parties hereto acknowledge that, in accordance with Section 326 of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (as amended, modified or supplemented from time to time, the “USA Patriot Act”), the Trustee, like all financial institutions, is required to obtain, verify, record and update information that identifies each person or legal entity that opens an account. The parties to this Indenture agree that they will provide the Trustee with such information as the Trustee may request in order for the Trustee to satisfy the requirements of the USA Patriot Act.

Section 14.13. No Personal Liability of Incorporators, Stockholders, Officers, Directors or Employees

No recourse for the payment of the principal of or other amounts on any of the Notes or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the relevant Issuer or the applicable Guarantor in this Indenture, or in any of the Notes, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, limited partner, stockholder, officer, director, employee or controlling person of the relevant Issuer or the applicable Guarantor or of any successor persons thereof. Each Holder, by accepting the Notes, waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes. Such waiver may not be effective to waive liabilities under United States federal securities laws.

Section 14.14. Table of Contents; Headings

The table of contents and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

Section 14.15. Force Majeure

In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed as of the date first written above.

GSK CONSUMER HEALTHCARE CAPITAL US LLC, as U.S. Issuer,

By:	/s/ Hatixhe Hoxha
Name: Hatixhe Hoxha
Title: Assistant Secretary

GSK CONSUMER HEALTHCARE CAPITAL UK PLC, as UK Issuer,

By:	/s/ Michael John Rowe
Name: Michael John Rowe
Title: Head of Treasury Consumer Healthcare

GLAXOSMITHKLINE PLC, as Guarantor

By:	/s/ Jemma Reynolds
Name: Jemma Reynolds
Title: VP, Corporate Finance

By:	/s/ Tim Woodthorpe
Name: Tim Woodthorpe
Title: Group Treasurer

HALEON PLC, as Guarantor

By:	/s/ Michael John Rowe
Name: Michael John Rowe
Title: Head of Treasury Consumer Healthcare

By:	/s/ Jemma Reynolds
Name: Jemma Reynolds
Title: Authorised Signatory

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee, Principal Paying Agent, Transfer Agent and Registrar

By:	/s/ Rodney Gaughan
Name: Rodney Gaughan
Title: Vice President

By:	/s/ Irina Golovashchuk
Name: Irina Golovashchuk
Title: Vice President

EXHIBIT A

FORM OF 2025 FIXED RATE GLOBAL NOTE

[Include the following legend for all Rule 144A Global Notes:]

THIS NOTE AND THE GUARANTEES OF THIS NOTE BY GLAXOSMITHKLINE PLC, EFFECTIVE BEFORE THE GUARANTEE ASSUMPTION DATE, AND HALEON PLC, EFFECTIVE FROM (AND INCLUDING) THE GUARANTEE ASSUMPTION DATE (UPON WHICH THE GUARANTEE OF GLAXOSMITHKLINE PLC WILL BE AUTOMATICALLY AND UNCONDITIONALLY TERMINATED AND RELEASED) (TOGETHER “THE GUARANTORS”) HAVE NOT BEEN REGISTERED UNDER THE US SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (A) REPRESENTS, WARRANTS, ACKNOWLEDGES AND AGREES FOR THE BENEFIT OF THE ISSUER, THE GUARANTORS AND THE TRUSTEE THAT IT IS A ‘‘QUALIFIED INSTITUTIONAL BUYER’’ (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) PURCHASING THE SECURITIES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ONE OR MORE QUALIFIED INSTITUTIONAL BUYERS; (B) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE SECURITIES OTHER THAN (1) TO THE ISSUER, (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (3) IN THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ONE OR MORE QUALIFIED INSTITUTIONAL BUYERS IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (4) IN AN OFFSHORE TRANSACTION TO A NON-U.S. PERSON IN COMPLIANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND ANY OTHER JURISDICTION; AND (C) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

[Include the following legend for all Regulation S Global Notes:]

THIS NOTE AND THE GUARANTEES OF THE NOTE BY GLAXOSMITHKLINE PLC, EFFECTIVE BEFORE THE GUARANTEE ASSUMPTION DATE, AND HALEON PLC, EFFECTIVE FROM (AND INCLUDING) THE GUARANTEE ASSUMPTION DATE (UPON WHICH THE GUARANTEE OF GLAXOSMITHKLINE PLC WILL BE AUTOMATICALLY AND UNCONDITIONALLY TERMINATED AND RELEASED) (TOGETHER “THE GUARANTORS”) HAVE NOT BEEN REGISTERED UNDER THE US SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION AND, ACCORDINGLY, MAY NOT BE

OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT. UNTIL THE EXPIRY OF THE PERIOD OF 40 DAYS AFTER THE LATER OF (i) THE DATE ON WHICH THE OFFERING OF THIS NOTE TO PERSONS OTHER THAN THE DISTRIBUTORS IN RELIANCE ON REGULATION S COMMENCED AND (ii) THE DATE OF ISSUANCE OF SUCH NOTE, SALES MAY NOT BE MADE IN THE UNITED STATES OR TO U.S. PERSONS UNLESS MADE TO QUALIFIED INSTITUTIONAL BUYERS AS DEFINED IN, AND IN TRANSACTIONS PURSUANT TO, RULE 144A UNDER THE SECURITIES ACT.

[FORM OF FACE OF 2025 FIXED RATE GLOBAL NOTE]

GSK Consumer Healthcare Capital UK plc

3.125% Fixed Rate Senior Note due 2025

Guaranteed on a Senior Basis by

GlaxoSmithKline plc (prior to the Guarantee Assumption Date)

and

Haleon plc (from and including the Guarantee Assumption Date)

[Include the following for all Rule 144A Global Notes:]

CUSIP No. (144A): 36264NAA2

ISIN (144A): US36264NAA28

Common Code (144A): 246354308

No.:

[Include the following for all Regulation S Global Notes:]

CUSIP No. (Regulation S): G4164DAA6

ISIN (Regulation S): USG4164DAA66

Common Code (Regulation S): 246354189

No.:

Principal Amount $ as revised by Schedule A attached hereto of Increases and Decreases in this 2025 Fixed Rate Global Note

This is to certify that CEDE & CO. is, as of the date hereof, the registered holder (the “Holder”) of $                         of 3.125% Fixed Rate Senior Notes due 2025 represented by this Global Note. GSK Consumer Healthcare Capital UK plc, a public limited company incorporated under the laws of England and Wales, promises to pay to the Holder, or registered assigns, the principal sum of $                         as revised by the Schedule of Increases and Decreases in 2025 Fixed Rate Global Note attached hereto, on March 24, 2025.

In the event of a redemption or cancellation of the 2025 Fixed Rate Notes in part only, the 2025 Fixed Rate Notes evidenced by this 2025 Fixed Rate Global Note shall be reduced by the principal amount so redeemed or cancelled. Thereafter, the 2025 Fixed Rate Notes represented by this 2025 Fixed Rate Global Note shall be the principal amount of 2025 Fixed Rate Notes most recently entered by or on behalf of the Issuer in the relevant column in Schedule A attached hereto.

Reference is hereby made to the further provisions of this 2025 Fixed Rate Note as set forth on the reverse hereof, which provisions shall for all purposes have the same effect as if set forth at this place.

GSK CONSUMER HEALTHCARE CAPITAL UK PLC

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

Deutsche Bank Trust Company Americas, as Trustee, certifies that this is one of the 2025 Fixed Rate Notes referred to in the Indenture

By:
Authorized Signatory	Date:

GUARANTEE OF GLAXOSMITHKLINE PLC

For value received, GlaxoSmithKline plc, a public limited company incorporated under the laws of England and Wales, having its principal executive offices at 980 Great West Road, Brentford, Middlesex TW8 9GS, England (the “GSK Guarantor,” which term includes any Person as a successor Guarantor under the Indenture referred to in the Note upon which this GSK Guarantee is endorsed), hereby fully and unconditionally guarantees to the Holder of the Note upon which this GSK Guarantee is endorsed and to the Trustee on behalf of each such Holder prior to the date on which GSK ceases to hold a direct or indirect interest in the share capital of GlaxoSmithKline Consumer Healthcare Holdings (No.2) Ltd, other than as a result of any interest it may have in the share capital of Haleon, in order to implement the Demerger (the “Guarantee Assumption Date”) the due payment of all principal of and other amounts on, each Note payable by GSK Consumer Healthcare Capital UK plc, a public limited company incorporated under the laws of England and Wales (the “UK Issuer”, which term includes any successor Person under the Indenture) under the Indenture. In case of the failure of the UK Issuer to punctually make any such payment or satisfy any such obligation in respect of the UK Issuer Notes prior to the Guarantee Assumption Date, the GSK Guarantor hereby agrees to cause any such payment or obligation to be made or satisfied punctually when and as the same shall become due, payable or otherwise deliverable, whether on the stated maturity date or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the UK Issuer.

The indebtedness evidenced by this GSK Guarantee constitutes an unsubordinated and unsecured obligation of the GSK Guarantor and ranks equally and pari passu with all existing and future senior and unsecured obligations of the GSK Guarantor (except for obligations which may rank senior by operation of applicable law) and senior to all existing and future subordinated obligations of the GSK Guarantor.

The GSK Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Note or such Indenture, any failure to enforce the provisions of such Note or such Indenture, or any waiver, modification or indulgence granted to the UK Issuer with respect thereto, by the Holder of such Note or the Trustee or any other circumstance that may otherwise constitute a legal or equitable discharge of a guarantor; provided, however, that, notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the GSK Guarantor, increase the principal of such Note, or increase the amounts due in respect of the Notes, or alter the stated maturity date thereof. The GSK Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the UK Issuer, any right to require a proceeding first against the UK Issuer, protest or notice with respect to such Note or the indebtedness evidenced thereby or with respect to any sinking fund or analogous payment required under such Note and all demands whatsoever, and covenants that this GSK Guarantee will not be discharged except by payment or satisfaction in full of the principal of and Additional Amounts, if any, payable in respect of such Note. This GSK Guarantee is a guarantee of payment and not of collection.

The GSK Guarantor shall be subrogated to all rights of the Holder of such Note and the Trustee against the UK Issuer in respect of any amounts paid to such Holder by the GSK Guarantor pursuant to the provisions of this GSK Guarantee; provided, however, that the GSK Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon such right of subrogation until the principal of and Additional Amounts, if any, payable or deliverable in respect of all Notes issued under such Indenture shall have been paid in full.

No reference herein to such Indenture and no provision of such Indenture shall alter or impair the guarantees of the GSK Guarantor, which are absolute and unconditional, of the due and punctual payment or delivery of the principal of and Additional Amounts, if any, payable in respect of, the Note upon which this GSK Guarantee is endorsed.

This GSK Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of such Note shall have been manually or electronically executed by or on behalf of the Trustee under such Indenture.

All terms used in this GSK Guarantee that are defined in such Indenture shall have the meanings assigned to them in such Indenture.

This GSK Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the GSK Guarantor has caused this GSK Guarantee to be duly executed this 24th day of March 2022.

GLAXOSMITHKLINE PLC, as the GSK Guarantor

By:
Name:
Title:

By:
Name:
Title:

GUARANTEE OF HALEON

For value received, Haleon, a public limited company incorporated under the laws of England and Wales, having its principal executive offices at 980 Great West Road, Brentford, Middlesex TW8 9GS, England (the “Haleon Guarantor,” which term includes any Person as a successor Guarantor under the Indenture referred to in the Note upon which this Haleon Guarantee is endorsed), hereby fully and unconditionally guarantees to the Holder of the Note upon which this Haleon Guarantee is endorsed and to the Trustee on behalf of each such Holder from (and including) the date on which GSK ceases to hold a direct or indirect interest in the share capital of GlaxoSmithKline Consumer Healthcare Holdings (No.2) Ltd, other than as a result of any interest it may have in the share capital of Haleon, in order to implement the Demerger (the “Guarantee Assumption Date”) the due payment of all principal of and other amounts on, each Note payable by GSK Consumer Healthcare Capital UK plc, a public limited company incorporated under the laws of England and Wales (the “UK Issuer”, which term includes any successor Person under the Indenture) under the Indenture. In case of the failure of the UK Issuer, to punctually make any such payment or satisfy any such obligation in respect of the UK Issuer Notes from (and including) the Guarantee Assumption Date, the Haleon Guarantor hereby agrees to cause any such payment or obligation to be made or satisfied punctually when and as the same shall become due, payable or otherwise deliverable, whether on the stated maturity date or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the UK Issuer.

The indebtedness evidenced by this Haleon Guarantee constitutes an unsubordinated and unsecured obligation of the Haleon Guarantor and ranks equally and pari passu with all existing and future senior and unsecured obligations of the Haleon Guarantor (except for obligations which may rank senior by operation of applicable law) and senior to all existing and future subordinated obligations of the Haleon Guarantor.

The Haleon Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Note or such Indenture, any failure to enforce the provisions of such Note or such Indenture, or any waiver, modification or indulgence granted to the UK Issuer with respect thereto, by the Holder of such Note or the Trustee or any other circumstance that may otherwise constitute a legal or equitable discharge of a guarantor; provided, however, that, notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Haleon Guarantor, increase the principal of such Note, or increase the amounts due in respect of the Notes, or alter the stated maturity date thereof. The Haleon Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the UK Issuer, any right to require a proceeding first against the UK Issuer, protest or notice with respect to such Note or the indebtedness evidenced thereby or with respect to any sinking fund or analogous payment required under such Note and all demands whatsoever, and covenants that this Haleon Guarantee will not be discharged except by payment or satisfaction in full of the principal of and Additional Amounts, if any, payable in respect of such Note. This Haleon Guarantee is a guarantee of payment and not of collection.

The Haleon Guarantor shall be subrogated to all rights of the Holder of such Note and the Trustee against the UK Issuer in respect of any amounts paid to such Holder by the Haleon Guarantor pursuant to the provisions of this Haleon Guarantee; provided, however, that the Haleon Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon such right of subrogation until the principal of and Additional Amounts, if any, payable or deliverable in respect of all Notes issued under such Indenture shall have been paid in full.

No reference herein to such Indenture and no provision of such Indenture shall alter or impair the guarantees of the Haleon Guarantor, which are absolute and unconditional, of the due and punctual payment or delivery of the principal of and Additional Amounts, if any, payable in respect of, the Note upon which this Haleon Guarantee is endorsed.

This Haleon Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of such Note shall have been manually or electronically executed by or on behalf of the Trustee under such Indenture.

All terms used in this Haleon Guarantee that are defined in such Indenture shall have the meanings assigned to them in such Indenture.

This Haleon Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the Haleon Guarantor has caused this Haleon Guarantee to be duly executed this 24th day of March 2022.

HALEON PLC, as the Haleon Guarantor

By:
Name:
Title:

By:
Name:
Title:

[REVERSE SIDE OF NOTE]

GSK Consumer Healthcare Capital UK plc

3.125% Fixed Rate Senior Note due 2025

Guaranteed on a Senior Basis by

GlaxoSmithKline plc (prior to the Guarantee Assumption Date)

and

Haleon plc (from and including the Guarantee Assumption Date)

1.	Interest

Interest on the 2025 Fixed Rate Notes will be payable at a rate of 3.125% per annum.

Interest on the 2025 Fixed Rate Notes will be payable semi-annually in arrear on 24 March and 24 September of each year, commencing on September 24, 2022 (each a “Fixed Rate Notes Interest Payment Date”) to the person in whose name this 2025 Fixed Rate Note is registered at the close of business on the Regular Record Date that precedes the applicable Fixed Rate Notes Interest Payment Date.

The 2025 Fixed Rate Notes will accrue interest from (and including) the Issue Date, or from the most recent Fixed Rate Notes Interest Payment Date, to (but excluding) the next succeeding Fixed Rate Notes Interest Payment Date. Interest on the 2025 Fixed Rate Notes will be paid on the basis of twelve 30-day months assuming a 360-day year.

2.	Method of Payment

Not later than 11:00am New York City time on the due date for any payment due in respect of the 2025 Fixed Rate Notes and on the 2025 Fixed Rate Notes Maturity Date, GSK Consumer Healthcare Capital UK plc (the “Issuer”) shall deposit with the relevant Paying Agent in same day immediately available funds an amount sufficient to make cash payments due on such due date of payments of any other amounts or the Maturity Date, as the case may be. Holders must surrender 2025 Fixed Rate Notes to a Paying Agent to collect principal payments. The Issuer shall pay principal and other amounts in cash in U.S. dollars.

Payments in respect of 2025 Fixed Rate Notes represented by a Global Note (including principal and other amounts) shall be made by the transfer of immediately available funds to the accounts specified by the Depositary. The Issuer shall make all payments in respect of a Certificated Note (including principal and other amounts) by wire transfer to the specified account maintained by the payee by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 15 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

3.	Paying Agent, Transfer Agent, Calculation Agent and Registrar

Initially, Deutsche Bank Trust Company Americas (the “Trustee”) shall act as Trustee, Principal Paying Agent, Transfer Agent, calculation agent and as Registrar. The Issuer may appoint and change any Paying Agent, Transfer Agent, calculation agent and Registrar or co-registrar without notice to any Holder. The Issuer or the applicable Guarantor may act as Paying Agent, Transfer Agent, calculation agent and Registrar or co-registrar.

4.	Indenture

The Issuer issued the 2025 Fixed Rate Notes under an Indenture, dated as of March 24, 2022 (as it may be amended or supplemented from time to time in accordance with the terms thereof, the “Indenture”), among the Issuers, the Guarantors, the Trustee, the Principal Paying Agent, the Transfer Agent and the Registrar. The terms of the 2025 Fixed Rate Notes include those stated in the Indenture. Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. The 2025 Fixed Rate Notes are subject to all such terms, and Holders are referred to the Indenture for a statement of those terms. Each Holder by accepting a 2025 Fixed Rate Note agrees to be bound by all of the terms and provisions of the Indenture, as amended from time to time.

The 2025 Fixed Rate Notes are general unsecured obligations of the Issuer limited to $                             aggregate principal amount.

Prior to the Guarantee Assumption Date, the 2025 Fixed Rate Notes are unconditionally and irrevocably guaranteed by the GSK Guarantor under the GSK Guarantee. With effect from (and including) the Guarantee Assumption Date, the 2025 Fixed Rate Notes are unconditionally and irrevocably guaranteed by the Haleon Guarantor under the Haleon Guarantee, in each case for the benefit of the Holders pursuant to the Indenture.

5.	Redemption

Unless earlier redeemed, purchased or cancelled as provided in the Indenture, the Notes will be redeemed by the Issuer at their principal amount on March 24, 2025.

5.1 Optional Redemption for Tax Reasons

The Issuer may redeem the 2025 Fixed Rate Notes in whole but not in part at any time prior to maturity, at a redemption price equal to 100% of their principal amount plus accrued interest to the date fixed for redemption, if:

(a) the Issuer determines that, as a result of any change in or amendment to the laws or any regulations or rulings promulgated thereunder of the United Kingdom or the United States, or any change in the application or official interpretation of such laws, regulations or rulings, or any change in the application or official interpretation of, or any execution of or amendment to, any treaty or treaties affecting taxation to which any such jurisdiction is a party, which change, execution or amendment becomes effective on or after the Issue Date: (i) the Issuer would be required to pay Additional Amounts on the 2025 Fixed Rate Notes on the next succeeding Interest Payment Date and the payment of such additional amounts cannot be avoided by the use of reasonable measures available to the Issuer or the applicable Guarantor; or (ii) withholding tax has been or would be required to be withheld with respect to interest income received or receivable by the Issuer directly from the applicable Guarantor (or any Affiliate) and such withholding tax obligation cannot be avoided by the use of reasonable measures available to the Issuer or the applicable Guarantor (or any Affiliate); or

(b) the Issuer determines, based upon an opinion of independent counsel of recognised standing that, as a result of any action taken by any legislative body of, taxing authority of, or any action brought in a court of competent jurisdiction in, the United Kingdom or the United States, which action is taken or brought on after the Issue Date, there is a substantial probability that the circumstances described above would exist; provided, however, that no such notice of redemption may be given earlier than 90 days prior to the earliest date on which the Issuer would be obligated to pay such Additional Amounts.

5.2 Make-Whole Redemption

At any time prior to the 2025 Fixed Rate Notes Maturity Date, the Issuer may redeem the 2025 Fixed Rate Notes, in whole or in part, at their option at any time and from time to time at a redemption price equal to the greater of (i) 100% of the principal amount of the 2025 Fixed Rate Notes to be redeemed on that redemption date and (ii) as determined by the Issuer, the sum of the present values of the remaining scheduled payments of principal and interest on the 2025 Fixed Rate Notes to be redeemed on that redemption date (not including any portion of such payments of interest accrued as to the redemption date) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, in each case plus accrued and unpaid interest, if any, thereon to, but excluding, the redemption date.

5.3 Redemption upon a Change of Control Put Event

If a Change of Control Put Event occurs with respect to the 2025 Fixed Rate Notes, the Holders will have the option to require the Issuer to redeem or, at the Issuer’s option, purchase (or procure the purchase of) the whole, but not part, of such Holders’ 2025 Fixed Rate Notes not previously called for redemption on the Change of Control Put Date at the Change of Control Redemption Amount together with interest accrued (but unpaid) to (but excluding) the Change of Control Put Date.

5.4 Special Mandatory Early Redemption

If the Demerger has not completed by the first anniversary of the Issue Date or, if earlier, GSK releases an announcement which makes public that it no longer intends to pursue the Demerger, a Special Mandatory Redemption Event shall occur in accordance with the terms of the Indenture, pursuant to which the Issuer shall redeem the 2025 Fixed Rate Notes in whole, but not in part, at a redemption price equal to 101 per cent. of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, thereon to, but excluding, the redemption date.

6. Denominations; Transfer

The 2025 Fixed Rate Notes are in book-entry form only, and only in denominations of $250,000 and multiples of $1,000 in excess thereof. A Holder may transfer 2025 Fixed Rate Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture.

7.	Persons Deemed Owners

The registered Holder of this 2025 Fixed Rate Note may be treated as the owner of it for all purposes.

8.	Unclaimed Money

Any money deposited with the Trustee or the Paying Agent, or then held by the Issuer, as banker for the payment of the principal of or other amounts on, any 2025 Fixed Rate Note and remaining unclaimed for (a) 10 years after such principal has become due and payable or (b) five years after other amounts have become due and payable, shall promptly upon request be paid to the Issuer or (if then held by the Issuer) shall be discharged from such trust. The Holder of such 2025 Fixed Rate Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof, without interest and until such amount must be remitted to the state under escheat or similar laws, and all liability of the Trustee or the Paying Agent with respect to such trust money, and all liability of the Issuer as trustee thereof, shall thereupon cease.

9.	Amendment; Waiver

Subject to certain exceptions set forth in the Indenture, (i) the Indenture, the 2025 Fixed Rate Notes or the Guarantees may be amended with the consent of the Holders of a majority in principal amount of the 2025 Fixed Rate Notes then Outstanding and (ii) any past default or noncompliance with any provision may be waived with the consent of the Holders of a majority in aggregate principal amount of the 2025 Fixed Rate Notes at the time Outstanding (including consents obtained in connection with a tender offer or exchange offer). Subject to certain exceptions set forth in the Indenture, without the consent of any Holder, the Issuer and the Trustee may amend the Indenture to, among other things, cure any ambiguity, defect or inconsistency in the Indenture, to provide for the assumption by a successor of the obligations of the Issuer, to evidence and provide for the acceptance of appointment by a successor Trustee, to make any change that does not materially and adversely affect the rights of any Holder or to provide for uncertificated 2025 Fixed Rate Notes in addition to or in place of certificated 2025 Fixed Rate Notes.

10.	Defaults and Remedies

If certain Events of Default with respect to the 2025 Fixed Rate Notes shall occur, the principal amount of all the 2025 Fixed Rate Notes may be declared to become immediately due and payable.

Holders may not enforce the Indenture or the 2025 Fixed Rate Notes except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the 2025 Fixed Rate Notes unless it receives reasonable indemnity and/or security.

11.	Trustee Dealings with the Issuer

Subject to certain limitations set forth in the Indenture, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of 2025 Fixed Rate Notes and may otherwise deal with and collect obligations owed to it by the Issuer or its Affiliates and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Trustee.

12.	No Recourse Against Others

No recourse for the payment of the principal of or other amounts on any of the 2025 Fixed Rate Notes or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Issuer or the applicable Guarantor in this Indenture, or in any of the 2025 Fixed Rate Notes, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, limited partner, stockholder, officer, director, employee or controlling person of the Issuer (other than the applicable Guarantor under the Guarantees) or the applicable Guarantor or of any successor Persons thereof. Each Holder, by accepting the 2025 Fixed Rate Notes, waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the 2025 Fixed Rate Notes. Such waiver may not be effective to waive liabilities under U.S. federal securities laws.

13.	Authentication

This 2025 Fixed Rate Note shall not be valid until an authorized signatory of the Trustee (or an authenticating agent acting on its behalf) manually or electronically signs the certificate of authentication on the other side of this 2025 Fixed Rate Note.

14.	CUSIP Numbers

The Issuer in issuing the 2025 Fixed Rate Notes may use “CUSIP” numbers (if then generally in use). No representation is made as to the accuracy of such numbers either as printed on the 2025 Fixed Rate Notes or as contained in any such notice and reliance may be placed only on the other identification numbers placed on the 2025 Fixed Rate Notes. The Issuer will promptly notify the Trustee, in writing, of any change in the “CUSIP” number.

15.	Governing Law

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

16.	Demerger Capital Reduction

By their holding of the 2025 Fixed Rate Note, each Holder shall be deemed without the need for any further action to have unconditionally and irrevocably (i) consented to any reduction in the capital of Haleon which is implemented within 6 months of the Demerger, (ii) agreed not to object to the Demerger Capital Reduction, and (iii) appointed the Issuer, or such person (other than the Trustee) as the Issuer shall nominate as its agent to undertake all such acts and take all such steps on its behalf (including, without limitation, the execution and delivery of any documents to any court) as may be necessary or desirable for Haleon to implement the Demerger Capital Reduction.

17.	Agent for Service; Submission to Jurisdiction; Waiver of Immunities

The Issuer and each Guarantor have agreed that any suit, action or proceeding against the Issuer brought by any Holder or the Trustee arising out of or based upon the Indenture or the 2025 Fixed Rate Notes may be instituted in any state or federal court in The City of New York, New York. The Issuer and each Guarantor have irrevocably submitted to the non-exclusive jurisdiction of such courts for such purpose and waived, to the fullest extent permitted by law, trial by jury and any objection they may now or hereafter have to the laying of venue of any such proceeding, and any claim they may now or hereafter have that any proceeding in any such court is brought in an inconvenient forum. The Issuer and the Guarantors each have appointed GSK Consumer Healthcare Capital US LLC as its Authorized Agent upon whom all writs, process and summonses may be served in any suit, action or proceeding arising out of or based upon the Indenture or the 2025 Fixed Rate Notes which may be instituted in any state or federal court in The City of New York, New York. To the extent that either of the Issuer and the applicable Guarantor have or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment in aid or otherwise) with respect to themselves or any of their property, the Issuer and the applicable Guarantor have irrevocably waived and agreed not to plead or claim such immunity in respect of their obligations under the Indenture or the 2025 Fixed Rate Notes.

The Issuer shall furnish to any Holder upon written request and without charge to the Holder a copy of the Indenture which has in it the text of this 2025 Fixed Rate Note. Requests may be made to: GSK Consumer Healthcare Capital UK plc, attention: Timothy Woodthorpe (Group Treasurer), e-mail: cf.treasury@gsk.com.

Schedule A

SCHEDULE OF INCREASES OR DECREASES IN 2025 FIXED RATE GLOBAL NOTE

The following increases or decreases in this 2025 Fixed Rate Global Note have been made:

Date of Exchange	Amount of decrease in Principal Amount of this 2025 Fixed Rate Global Note	Amount of increase in Principal Amount of this 2025 Fixed Rate Global Note	Principal Amount of this 2025 Fixed Rate Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Registrar

EXHIBIT B

FORM OF 2027 FIXED RATE GLOBAL NOTE

[Include the following legend for all Rule 144A Global Notes:]

THIS NOTE AND THE GUARANTEES OF THIS NOTE BY GLAXOSMITHKLINE PLC, EFFECTIVE BEFORE THE GUARANTEE ASSUMPTION DATE, AND HALEON PLC, EFFECTIVE FROM (AND INCLUDING) THE GUARANTEE ASSUMPTION DATE (UPON WHICH THE GUARANTEE OF GLAXOSMITHKLINE PLC WILL BE AUTOMATICALLY AND UNCONDITIONALLY TERMINATED AND RELEASED) (TOGETHER “THE GUARANTORS”) HAVE NOT BEEN REGISTERED UNDER THE US SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (A) REPRESENTS, WARRANTS, ACKNOWLEDGES AND AGREES FOR THE BENEFIT OF THE ISSUER, THE GUARANTORS AND THE TRUSTEE THAT IT IS A ‘‘QUALIFIED INSTITUTIONAL BUYER’’ (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) PURCHASING THE SECURITIES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ONE OR MORE QUALIFIED INSTITUTIONAL BUYERS; (B) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE SECURITIES OTHER THAN (1) TO THE ISSUER, (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (3) IN THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ONE OR MORE QUALIFIED INSTITUTIONAL BUYERS IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (4) IN AN OFFSHORE TRANSACTION TO A NON-U.S. PERSON IN COMPLIANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND ANY OTHER JURISDICTION; AND (C) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

[Include the following legend for all Regulation S Global Notes:]

THIS NOTE AND THE GUARANTEES OF THE NOTE BY GLAXOSMITHKLINE PLC, EFFECTIVE BEFORE THE GUARANTEE ASSUMPTION DATE, AND HALEON PLC, EFFECTIVE FROM (AND INCLUDING) THE GUARANTEE ASSUMPTION DATE (UPON WHICH THE GUARANTEE OF GLAXOSMITHKLINE PLC WILL BE AUTOMATICALLY AND UNCONDITIONALLY TERMINATED AND RELEASED) (TOGETHER “THE GUARANTORS”) HAVE NOT BEEN REGISTERED UNDER THE US SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION AND, ACCORDINGLY, MAY NOT BE

OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT. UNTIL THE EXPIRY OF THE PERIOD OF 40 DAYS AFTER THE LATER OF (i) THE DATE ON WHICH THE OFFERING OF THIS NOTE TO PERSONS OTHER THAN THE DISTRIBUTORS IN RELIANCE ON REGULATION S COMMENCED AND (ii) THE DATE OF ISSUANCE OF SUCH NOTE, SALES MAY NOT BE MADE IN THE UNITED STATES OR TO U.S. PERSONS UNLESS MADE TO QUALIFIED INSTITUTIONAL BUYERS AS DEFINED IN, AND IN TRANSACTIONS PURSUANT TO, RULE 144A UNDER THE SECURITIES ACT.

[FORM OF FACE OF 2027 FIXED RATE GLOBAL NOTE]

GSK Consumer Healthcare Capital US LLC

3.375% Fixed Rate Senior Note due 2027

Guaranteed on a Senior Basis by

GlaxoSmithKline plc (prior to the Guarantee Assumption Date)

and

Haleon plc (from and including the Guarantee Assumption Date)

[Include the following for all Rule 144A Global Notes:]

CUSIP No. (144A): 36264FAB7

ISIN (144A): US36264FAB76

Common Code (144A): 246354260

No.:

[Include the following for all Regulation S Global Notes:]

CUSIP No. (Regulation S): U04020AB6

ISIN (Regulation S): USU04020AB65

Common Code (Regulation S): 246344272

No.:

Principal Amount $ as revised by Schedule A attached hereto of Increases and Decreases in this 2027 Fixed Rate Global Note

This is to certify that CEDE & CO. is, as of the date hereof, the registered holder (the “Holder”) of $                         of 3.375% Fixed Rate Senior Notes due 2027 represented by this Global Note. GSK Consumer Healthcare Capital US LLC, a public limited company incorporated under the laws of Delaware, promises to pay to the Holder, or registered assigns, the principal sum of $                         as revised by the Schedule of Increases and Decreases in 2027 Fixed Rate Global Note attached hereto, on March 24, 2027.

In the event of a redemption or cancellation of the 2027 Fixed Rate Notes in part only, the 2027 Fixed Rate Notes evidenced by this 2027 Fixed Rate Global Note shall be reduced by the principal amount so redeemed or cancelled. Thereafter, the 2027 Fixed Rate Notes represented by this 2027 Fixed Rate Global Note shall be the principal amount of 2027 Fixed Rate Notes most recently entered by or on behalf of the Issuer in the relevant column in Schedule A attached hereto.

Reference is hereby made to the further provisions of this 2027 Fixed Rate Note as set forth on the reverse hereof, which provisions shall for all purposes have the same effect as if set forth at this place.

GSK CONSUMER HEALTHCARE CAPITAL US LLC

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

Deutsche Bank Trust Company Americas, as Trustee, certifies that this is one of the 2027 Fixed Rate Notes referred to in the Indenture

By:
Authorized Signatory	Date:

GUARANTEE OF GLAXOSMITHKLINE PLC

For value received, GlaxoSmithKline plc, a public limited company incorporated under the laws of England and Wales, having its principal executive offices at 980 Great West Road, Brentford, Middlesex TW8 9GS, England (the “GSK Guarantor,” which term includes any Person as a successor Guarantor under the Indenture referred to in the Note upon which this GSK Guarantee is endorsed), hereby fully and unconditionally guarantees to the Holder of the Note upon which this GSK Guarantee is endorsed and to the Trustee on behalf of each such Holder prior to the date on which GSK ceases to hold a direct or indirect interest in the share capital of GlaxoSmithKline Consumer Healthcare Holdings (No.2) Ltd, other than as a result of any interest it may have in the share capital of Haleon, in order to implement the Demerger (the “Guarantee Assumption Date”) the due payment of all principal of and other amounts on, each Note payable by GSK Consumer Healthcare Capital US LLC, a public limited company incorporated under the laws of Delaware (the “U.S. Issuer”, which term includes any successor Person under the Indenture) under the Indenture. In case of the failure of the U.S. Issuer to punctually make any such payment or satisfy any such obligation in respect of the U.S. Issuer Notes prior to the Guarantee Assumption Date, the GSK Guarantor hereby agrees to cause any such payment or obligation to be made or satisfied punctually when and as the same shall become due, payable or otherwise deliverable, whether on the stated maturity date or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the U.S. Issuer.

The indebtedness evidenced by this GSK Guarantee constitutes an unsubordinated and unsecured obligation of the GSK Guarantor and ranks equally and pari passu with all existing and future senior and unsecured obligations of the GSK Guarantor (except for obligations which may rank senior by operation of applicable law) and senior to all existing and future subordinated obligations of the GSK Guarantor.

The GSK Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Note or such Indenture, any failure to enforce the provisions of such Note or such Indenture, or any waiver, modification or indulgence granted to the U.S. Issuer with respect thereto, by the Holder of such Note or the Trustee or any other circumstance that may otherwise constitute a legal or equitable discharge of a guarantor; provided, however, that, notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the GSK Guarantor, increase the principal of such Note, or increase the amounts due in respect of the Notes, or alter the stated maturity date thereof. The GSK Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the U.S. Issuer, any right to require a proceeding first against the U.S. Issuer, protest or notice with respect to such Note or the indebtedness evidenced thereby or with respect to any sinking fund or analogous payment required under such Note and all demands whatsoever, and covenants that this GSK Guarantee will not be discharged except by payment or satisfaction in full of the principal of and Additional Amounts, if any, payable in respect of such Note. This GSK Guarantee is a guarantee of payment and not of collection.

The GSK Guarantor shall be subrogated to all rights of the Holder of such Note and the Trustee against the U.S. Issuer in respect of any amounts paid to such Holder by the GSK Guarantor pursuant to the provisions of this GSK Guarantee; provided, however, that the GSK Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon such right of subrogation until the principal of and Additional Amounts, if any, payable or deliverable in respect of all Notes issued under such Indenture shall have been paid in full.

No reference herein to such Indenture and no provision of such Indenture shall alter or impair the guarantees of the GSK Guarantor, which are absolute and unconditional, of the due and punctual payment or delivery of the principal of and Additional Amounts, if any, payable in respect of, the Note upon which this GSK Guarantee is endorsed.

This GSK Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of such Note shall have been manually or electronically executed by or on behalf of the Trustee under such Indenture.

All terms used in this GSK Guarantee that are defined in such Indenture shall have the meanings assigned to them in such Indenture.

This GSK Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the GSK Guarantor has caused this GSK Guarantee to be duly executed this 24th day of March 2022.

GLAXOSMITHKLINE PLC, as the GSK Guarantor

By:
Name:
Title:

By:
Name:
Title:

GUARANTEE OF HALEON

For value received, Haleon, a public limited company incorporated under the laws of England and Wales, having its principal executive offices at 980 Great West Road, Brentford, Middlesex TW8 9GS, England (the “Haleon Guarantor,” which term includes any Person as a successor Guarantor under the Indenture referred to in the Note upon which this Haleon Guarantee is endorsed), hereby fully and unconditionally guarantees to the Holder of the Note upon which this Haleon Guarantee is endorsed and to the Trustee on behalf of each such Holder from (and including) the date on which GSK ceases to hold a direct or indirect interest in the share capital of GlaxoSmithKline Consumer Healthcare Holdings (No.2) Ltd, other than as a result of any interest it may have in the share capital of Haleon, in order to implement the Demerger (the “Guarantee Assumption Date”) the due payment of all principal of and other amounts on, each Note payable by GSK Consumer Healthcare Capital US LLC, a public limited company incorporated under the laws of Delaware (the “U.S. Issuer,” which term includes any successor Person under the Indenture) under the Indenture. In case of the failure of the U.S. Issuer to punctually make any such payment or satisfy any such obligation in respect of the U.S. Issuer Notes, from (and including) the Guarantee Assumption Date, the Haleon Guarantor hereby agrees to cause any such payment or obligation to be made or satisfied punctually when and as the same shall become due, payable or otherwise deliverable, whether on the stated maturity date or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the U.S. Issuer.

The indebtedness evidenced by this Haleon Guarantee constitutes an unsubordinated and unsecured obligation of the Haleon Guarantor and ranks equally and pari passu with all existing and future senior and unsecured obligations of the Haleon Guarantor (except for obligations which may rank senior by operation of applicable law) and senior to all existing and future subordinated obligations of the Haleon Guarantor.

The Haleon Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Note or such Indenture, any failure to enforce the provisions of such Note or such Indenture, or any waiver, modification or indulgence granted to the U.S. Issuer with respect thereto, by the Holder of such Note or the Trustee or any other circumstance that may otherwise constitute a legal or equitable discharge of a guarantor; provided, however, that, notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Haleon Guarantor, increase the principal of such Note, or increase the amounts due in respect of the Notes, or alter the stated maturity date thereof. The Haleon Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the U.S. Issuer, any right to require a proceeding first against the U.S., protest or notice with respect to such Note or the indebtedness evidenced thereby or with respect to any sinking fund or analogous payment required under such Note and all demands whatsoever, and covenants that this Haleon Guarantee will not be discharged except by payment or satisfaction in full of the principal of and Additional Amounts, if any, payable in respect of such Note. This Haleon Guarantee is a guarantee of payment and not of collection.

The Haleon Guarantor shall be subrogated to all rights of the Holder of such Note and the Trustee against the U.S. Issuer in respect of any amounts paid to such Holder by the Haleon Guarantor pursuant to the provisions of this Haleon Guarantee; provided, however, that the Haleon Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon such right of subrogation until the principal of and Additional Amounts, if any, payable or deliverable in respect of all Notes issued under such Indenture shall have been paid in full.

No reference herein to such Indenture and no provision of such Indenture shall alter or impair the guarantees of the Haleon Guarantor, which are absolute and unconditional, of the due and punctual payment or delivery of the principal of and Additional Amounts, if any, payable in respect of, the Note upon which this Haleon Guarantee is endorsed.

This Haleon Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of such Note shall have been manually or electronically executed by or on behalf of the Trustee under such Indenture.

All terms used in this Haleon Guarantee that are defined in such Indenture shall have the meanings assigned to them in such Indenture.

This Haleon Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the Haleon Guarantor has caused this Haleon Guarantee to be duly executed this 24th day of March 2022.

HALEON PLC, as the Haleon Guarantor

By:
Name:
Title:

By:
Name:
Title:

[REVERSE SIDE OF NOTE]

GSK Consumer Healthcare Capital US LLC

3.375% Fixed Rate Senior Note due 2027

Guaranteed on a Senior Basis by

GlaxoSmithKline plc (prior to the Guarantee Assumption Date)

and

Haleon plc (from and including the Guarantee Assumption Date)

1.	Interest

Interest on the 2027 Fixed Rate Notes will be payable at a rate of 3.375% per annum.

Interest on the 2027 Fixed Rate Notes will be payable semi-annually in arrear on 24 March and 24 September of each year, commencing on September 24, 2022 (each a “Fixed Rate Notes Interest Payment Date”) to the person in whose name this 2027 Fixed Rate Note is registered at the close of business on the Regular Record Date that precedes the applicable Fixed Rate Notes Interest Payment Date.

The 2027 Fixed Rate Notes will accrue interest from (and including) the Issue Date, or from the most recent Fixed Rate Notes Interest Payment Date, to (but excluding) the next succeeding Fixed Rate Notes Interest Payment Date. Interest on the 2027 Fixed Rate Notes will be paid on the basis of twelve 30-day months assuming a 360-day year.

2.	Method of Payment

Not later than 11:00am New York City time on the due date for any payment due in respect of the 2027 Fixed Rate Notes and on the 2027 Fixed Rate Notes Maturity Date, GSK Consumer Healthcare Capital US LLC (the “Issuer”) shall deposit with the relevant Paying Agent in same day immediately available funds an amount sufficient to make cash payments due on such due date of payments of any other amounts or the Maturity Date, as the case may be. Holders must surrender 2027 Fixed Rate Notes to a Paying Agent to collect principal payments. The Issuer shall pay principal and other amounts in cash in U.S. dollars.

Payments in respect of 2027 Fixed Rate Notes represented by a Global Note (including principal and other amounts) shall be made by the transfer of immediately available funds to the accounts specified by the Depositary. The Issuer shall make all payments in respect of a Certificated Note (including principal and other amounts) by wire transfer to the specified account maintained by the payee by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 15 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

3.	Paying Agent, Transfer Agent, Calculation Agent and Registrar

Initially, Deutsche Bank Trust Company Americas (the “Trustee”) shall act as Trustee, Principal Paying Agent, Transfer Agent, calculation agent and as Registrar. The Issuer may appoint and change any Paying Agent, Transfer Agent, calculation agent and Registrar or co-registrar without notice to any Holder. The Issuer or the applicable Guarantor may act as Paying Agent, Transfer Agent, calculation agent and Registrar or co-registrar.

4.	Indenture

The Issuer issued the 2027 Fixed Rate Notes under an Indenture, dated as of March 24, 2022 (as it may be amended or supplemented from time to time in accordance with the terms thereof, the “Indenture”), among the Issuers, the Guarantors, the Trustee, the Principal Paying Agent, the Transfer Agent and the Registrar. The terms of the 2027 Fixed Rate Notes include those stated in the Indenture. Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. The 2027 Fixed Rate Notes are subject to all such terms, and Holders are referred to the Indenture for a statement of those terms. Each Holder by accepting a 2027 Fixed Rate Note agrees to be bound by all of the terms and provisions of the Indenture, as amended from time to time.

The 2027 Fixed Rate Notes are general unsecured obligations of the Issuer limited to $                 aggregate principal amount.

Prior to the Guarantee Assumption Date, the 2027 Fixed Rate Notes are unconditionally and irrevocably guaranteed by the GSK Guarantor under the GSK Guarantee. With effect from (and including) the Guarantee Assumption Date, the 2027 Fixed Rate Notes are unconditionally and irrevocably guaranteed by the Haleon Guarantor under the Haleon Guarantee, in each case for the benefit of the Holders pursuant to the Indenture.

5.	Redemption

Unless earlier redeemed, purchased or cancelled as provided in the Indenture, the Notes will be redeemed by the Issuer at their principal amount on March 24, 2027.

5.1 Optional Redemption for Tax Reasons

The Issuer may redeem the 2027 Fixed Rate Notes in whole but not in part at any time prior to maturity, at a redemption price equal to 100% of their principal amount plus accrued interest to the date fixed for redemption, if:

(a) the Issuer determines that, as a result of any change in or amendment to the laws or any regulations or rulings promulgated thereunder of the United Kingdom or the United States, or any change in the application or official interpretation of such laws, regulations or rulings, or any change in the application or official interpretation of, or any execution of or amendment to, any treaty or treaties affecting taxation to which any such jurisdiction is a party, which change, execution or amendment becomes effective on or after the Issue Date: (i) the Issuer would be required to pay Additional Amounts on the 2027 Fixed Rate Notes on the next succeeding Interest Payment Date and the payment of such additional amounts cannot be avoided by the use of reasonable measures available to the Issuer or the applicable Guarantor; or (ii) withholding tax has been or would be required to be withheld with respect to interest income received or receivable by the Issuer directly from the applicable Guarantor (or any Affiliate) and such withholding tax obligation cannot be avoided by the use of reasonable measures available to the Issuer or the applicable Guarantor (or any Affiliate); or

(b) the Issuer determines, based upon an opinion of independent counsel of recognised standing that, as a result of any action taken by any legislative body of, taxing authority of, or any action brought in a court of competent jurisdiction in, the United Kingdom or the United States, which action is taken or brought on after the Issue Date, there is a substantial probability that the circumstances described above would exist; provided, however, that no such notice of redemption may be given earlier than 90 days prior to the earliest date on which the Issuer would be obligated to pay such Additional Amounts.

5.2 Make-Whole and Par Redemption

Prior to the 2027 Fixed Rate Notes Par Call Date, the Issuer may redeem the 2027 Fixed Rate Notes, in whole or in part, at its option at any time and from time to time at a redemption price equal to the greater of (i) 100% of the principal amount of the 2027 Fixed Rate Notes to be redeemed on that redemption date and (ii) as determined by the Issuer, the sum of the present values of the remaining scheduled payments of principal of and interest on the 2027 Fixed Rate Notes to be redeemed on that redemption date (not including any portion of such payments of interest accrued as of the redemption date) that would be due if the 2027 Fixed Rate Notes matured on the 2027 Fixed Rate Notes Par Call Date, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, in each case plus accrued and unpaid interest, if any, thereon to, but excluding, the redemption date.

On or after the 2027 Fixed Rate Notes Par Call Date, the Issuer may redeem the 2027 Fixed Rate Notes, in whole or in part, at its option at any time and from time to time at a redemption price equal to 100% of the principal amount of the 2027 Fixed Rate Notes to be redeemed, plus accrued and unpaid interest, if any, thereon to, but excluding, the redemption date.

5.3 Redemption upon a Change of Control Put Event

If a Change of Control Put Event occurs with respect to the 2027 Fixed Rate Notes, the Holders will have the option to require the Issuer to redeem or, at the Issuer’s option, purchase (or procure the purchase of) the whole, but not part, of such Holders’ 2027 Fixed Rate Notes not previously called for redemption on the Change of Control Put Date at the Change of Control Redemption Amount together with interest accrued (but unpaid) to (but excluding) the Change of Control Put Date.

5.4 Special Mandatory Early Redemption

If the Demerger has not completed by the first anniversary of the Issue Date or, if earlier, GSK releases an announcement which makes public that it no longer intends to pursue the Demerger, a Special Mandatory Redemption Event shall occur in accordance with the terms of the Indenture, pursuant to which the Issuer shall redeem the 2027 Fixed Rate Notes in whole, but not in part, at a redemption price equal to 101 per cent, of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, thereon to, but excluding, the redemption date.

6.	Denominations; Transfer

The 2027 Fixed Rate Notes are in book-entry form only, and only in denominations of $250,000 and multiples of $1,000 in excess thereof. A Holder may transfer 2027 Fixed Rate Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture.

7.	Persons Deemed Owners

The registered Holder of this 2027 Fixed Rate Note may be treated as the owner of it for all purposes.

8.	Unclaimed Money

Any money deposited with the Trustee or the Paying Agent, or then held by the Issuer, as banker for the payment of the principal of or other amounts on, any 2027 Fixed Rate Note and remaining unclaimed for (a) 10 years after such principal has become due and payable or (b) five years after other amounts have become due and payable, shall promptly upon request be paid to the Issuer or (if then held by the Issuer) shall be discharged from such trust. The Holder of such 2027 Fixed Rate Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof, without interest and until such amount must be remitted to the state under escheat or similar laws, and all liability of the Trustee or the Paying Agent with respect to such trust money, and all liability of the Issuer as trustee thereof, shall thereupon cease.

9.	Amendment; Waiver

Subject to certain exceptions set forth in the Indenture, (i) the Indenture, the 2027 Fixed Rate Notes or the Guarantees may be amended with the consent of the Holders of a majority in principal amount of the 2027 Fixed Rate Notes then Outstanding and (ii) any past default or noncompliance with any provision may be waived with the consent of the Holders of a majority in aggregate principal amount of the 2027 Fixed Rate Notes at the time Outstanding (including consents obtained in connection with a tender offer or exchange offer). Subject to certain exceptions set forth in the Indenture, without the consent of any Holder, the Issuer and the Trustee may amend the Indenture to, among other things, cure any ambiguity, defect or inconsistency in the Indenture, to provide for the assumption by a successor of the obligations of the Issuer, to evidence and provide for the acceptance of appointment by a successor Trustee, to make any change that does not materially and adversely affect the rights of any Holder or to provide for uncertificated 2027 Fixed Rate Notes in addition to or in place of certificated 2027 Fixed Rate Notes.

10.	Defaults and Remedies

If certain Events of Default with respect to the 2027 Fixed Rate Notes shall occur, the principal amount of all the 2027 Fixed Rate Notes may be declared to become immediately due and payable.

Holders may not enforce the Indenture or the 2027 Fixed Rate Notes except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the 2027 Fixed Rate Notes unless it receives reasonable indemnity and/or security.

11.	Trustee Dealings with the Issuer

Subject to certain limitations set forth in the Indenture, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of 2027 Fixed Rate Notes and may otherwise deal with and collect obligations owed to it by the Issuer or its Affiliates and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Trustee.

12.	No Recourse Against Others

No recourse for the payment of the principal of or other amounts on any of the 2027 Fixed Rate Notes or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Issuer or the applicable Guarantor in this Indenture, or in any of the 2027 Fixed Rate Notes, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, limited partner, stockholder, officer, director, employee or controlling person of the Issuer (other than the applicable Guarantor under the Guarantees) or the applicable Guarantor or of any successor Persons thereof. Each Holder, by accepting the 2027 Fixed Rate Notes, waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the 2027 Fixed Rate Notes. Such waiver may not be effective to waive liabilities under U.S. federal securities laws.

13.	Authentication

This 2027 Fixed Rate Note shall not be valid until an authorized signatory of the Trustee (or an authenticating agent acting on its behalf) manually or electronically signs the certificate of authentication on the other side of this 2027 Fixed Rate Note.

14.	CUSIP Numbers

The Issuer in issuing the 2027 Fixed Rate Notes may use “CUSIP” numbers (if then generally in use). No representation is made as to the accuracy of such numbers either as printed on the 2027 Fixed Rate Notes or as contained in any such notice and reliance may be placed only on the other identification numbers placed on the 2027 Fixed Rate Notes. The Issuer will promptly notify the Trustee, in writing, of any change in the “CUSIP” number.

15.	Governing Law

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

16.	Demerger Capital Reduction

By their holding of the 2027 Fixed Rate Note, each Holder shall be deemed without the need for any further action to have unconditionally and irrevocably (i) consented to any reduction in the capital of Haleon which is implemented within 6 months of the Demerger, (ii) agreed not to object to the Demerger Capital Reduction, and (iii) appointed the Issuer, or such person (other than the Trustee) as the Issuer shall nominate as its agent to undertake all such acts and take all such steps on its behalf (including, without limitation, the execution and delivery of any documents to any court) as may be necessary or desirable for Haleon to implement the Demerger Capital Reduction.

17.	Agent for Service; Submission to Jurisdiction; Waiver of Immunities

The Issuer and each Guarantor have agreed that any suit, action or proceeding against the Issuer brought by any Holder or the Trustee arising out of or based upon the Indenture or the 2027 Fixed Rate Notes may be instituted in any state or federal court in The City of New York, New York. The Issuer and each Guarantor have irrevocably submitted to the non-exclusive jurisdiction of such courts for such purpose and waived, to the fullest extent permitted by law, trial by jury and any objection they may now or hereafter have to the laying of venue of any such proceeding, and any claim they may now or hereafter have that any proceeding in any such court is brought in an inconvenient forum. The Guarantors each have appointed the Issuer as its Authorized Agent upon whom all writs, process and summonses may be served in any suit, action or proceeding arising out of or based upon the Indenture or the 2027 Fixed Rate Notes which may be instituted in any state or federal court in The City of New York, New York. To the extent that either of the Issuer and the applicable Guarantor have or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment in aid or otherwise) with respect to themselves or any of their property, the Issuer and the applicable Guarantor have irrevocably waived and agreed not to plead or claim such immunity in respect of their obligations under the Indenture or the 2027 Fixed Rate Notes.

The Issuer shall furnish to any Holder upon written request and without charge to the Holder a copy of the Indenture which has in it the text of this 2027 Fixed Rate Note. Requests may be made to: GSK Consumer Healthcare Capital US LLC, attention: Timothy Woodthorpe (Group Treasurer), e-mail: cf.treasury@gsk.com, with copy to: Justin T. Huang (VP and Secretary), Charles David Simpson (VP and Treasurer) and Hatixhe Hoxha (Assistant Secretary), email address: US.CorpSec@gsk.com.

Schedule A

SCHEDULE OF INCREASES OR DECREASES IN 2027 FIXED RATE GLOBAL NOTE

The following increases or decreases in this 2027 Fixed Rate Global Note have been made:

Date of Exchange	Amount of decrease in Principal Amount of this 2027 Fixed Rate Global Note	Amount of increase in Principal Amount of this 2027 Fixed Rate Global Note	Principal Amount of this 2027 Fixed Rate Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Registrar

EXHIBIT C

FORM OF 2029 FIXED RATE GLOBAL NOTE

[Include the following legend for all Rule 144A Global Notes:]

THIS NOTE AND THE GUARANTEES OF THIS NOTE BY GLAXOSMITHKLINE PLC, EFFECTIVE BEFORE THE GUARANTEE ASSUMPTION DATE, AND HALEON PLC, EFFECTIVE FROM (AND INCLUDING) THE GUARANTEE ASSUMPTION DATE (UPON WHICH THE GUARANTEE OF GLAXOSMITHKLINE PLC WILL BE AUTOMATICALLY AND UNCONDITIONALLY TERMINATED AND RELEASED) (TOGETHER “THE GUARANTORS”) HAVE NOT BEEN REGISTERED UNDER THE US SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (A) REPRESENTS, WARRANTS, ACKNOWLEDGES AND AGREES FOR THE BENEFIT OF THE ISSUER, THE GUARANTORS AND THE TRUSTEE THAT IT IS A ‘‘QUALIFIED INSTITUTIONAL BUYER’’ (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) PURCHASING THE SECURITIES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ONE OR MORE QUALIFIED INSTITUTIONAL BUYERS; (B) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE SECURITIES OTHER THAN (1) TO THE ISSUER, (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (3) IN THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ONE OR MORE QUALIFIED INSTITUTIONAL BUYERS IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (4) IN AN OFFSHORE TRANSACTION TO A NON-U.S. PERSON IN COMPLIANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND ANY OTHER JURISDICTION; AND (C) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

[Include the following legend for all Regulation S Global Notes:]

THIS NOTE AND THE GUARANTEES OF THE NOTE BY GLAXOSMITHKLINE PLC, EFFECTIVE BEFORE THE GUARANTEE ASSUMPTION DATE, AND HALEON PLC, EFFECTIVE FROM (AND INCLUDING) THE GUARANTEE ASSUMPTION DATE (UPON WHICH THE GUARANTEE OF GLAXOSMITHKLINE PLC WILL BE AUTOMATICALLY AND UNCONDITIONALLY TERMINATED AND RELEASED) (TOGETHER “THE GUARANTORS”) HAVE NOT BEEN REGISTERED UNDER THE US SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION AND, ACCORDINGLY, MAY NOT BE

OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT. UNTIL THE EXPIRY OF THE PERIOD OF 40 DAYS AFTER THE LATER OF (i) THE DATE ON WHICH THE OFFERING OF THIS NOTE TO PERSONS OTHER THAN THE DISTRIBUTORS IN RELIANCE ON REGULATION S COMMENCED AND (ii) THE DATE OF ISSUANCE OF SUCH NOTE, SALES MAY NOT BE MADE IN THE UNITED STATES OR TO U.S. PERSONS UNLESS MADE TO QUALIFIED INSTITUTIONAL BUYERS AS DEFINED IN, AND IN TRANSACTIONS PURSUANT TO, RULE 144A UNDER THE SECURITIES ACT.

[FORM OF FACE OF 2029 FIXED RATE GLOBAL NOTE]

GSK Consumer Healthcare Capital US LLC

3.375% Fixed Rate Senior Note due 2029

Guaranteed on a Senior Basis by

GlaxoSmithKline plc (prior to the Guarantee Assumption Date)

and

Haleon plc (from and including the Guarantee Assumption Date)

[Include the following for all Rule 144A Global Notes:]

CUSIP No. (144A): 36264FAC5

ISIN (144A): US36264FAC59

Common Code (144A): 246354278

No.:

[Include the following for all Regulation S Global Notes:]

CUSIP No. (Regulation S): U04020AC4

ISIN (Regulation S): USU04020AC49

Common Code (Regulation S): 246354235

No.:

Principal Amount $

as revised by Schedule A
attached hereto of Increases and Decreases in this 2029 Fixed Rate Global Note

This is to certify that CEDE & CO. is, as of the date hereof, the registered holder (the “Holder”) of $                 of 3.375% Fixed Rate Senior Notes due 2029 represented by this Global Note. GSK Consumer Healthcare Capital US LLC, a public limited company incorporated under the laws of Delaware, promises to pay to the Holder, or registered assigns, the principal sum of $                 as revised by the Schedule of Increases and Decreases in 2029 Fixed Rate Global Note attached hereto, on March 24, 2029.

In the event of a redemption or cancellation of the 2029 Fixed Rate Notes in part only, the 2029 Fixed Rate Notes evidenced by this 2029 Fixed Rate Global Note shall be reduced by the principal amount so redeemed or cancelled. Thereafter, the 2029 Fixed Rate Notes represented by this 2029 Fixed Rate Global Note shall be the principal amount of 2029 Fixed Rate Notes most recently entered by or on behalf of the Issuer in the relevant column in Schedule A attached hereto.

Reference is hereby made to the further provisions of this 2029 Fixed Rate Note as set forth on the reverse hereof, which provisions shall for all purposes have the same effect as if set forth at this place.

GSK CONSUMER HEALTHCARE CAPITAL US LLC

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF
AUTHENTICATION

Deutsche Bank Trust Company Americas, as Trustee, certifies that this is one of the 2029 Fixed Rate Notes referred to in the Indenture

By:
Authorized Signatory	Date:

GUARANTEE OF GLAXOSMITHKLINE PLC

For value received, GlaxoSmithKline plc, a public limited company incorporated under the laws of England and Wales, having its principal executive offices at 980 Great West Road, Brentford, Middlesex TW8 9GS, England (the “GSK Guarantor,” which term includes any Person as a successor Guarantor under the Indenture referred to in the Note upon which this GSK Guarantee is endorsed), hereby fully and unconditionally guarantees to the Holder of the Note upon which this GSK Guarantee is endorsed and to the Trustee on behalf of each such Holder prior to the date on which GSK ceases to hold a direct or indirect interest in the share capital of GlaxoSmithKline Consumer Healthcare Holdings (No.2) Ltd, other than as a result of any interest it may have in the share capital of Haleon, in order to implement the Demerger (the “Guarantee Assumption Date”) the due payment of all principal of and other amounts on, each Note payable by GSK Consumer Healthcare Capital US LLC, a public limited company incorporated under the laws of Delaware (the “U.S. Issuer”, which term includes any successor Person under the Indenture) under the Indenture. In case of the failure of the U.S. Issuer to punctually make any such payment or satisfy any such obligation in respect of the U.S. Issuer Notes prior to the Guarantee Assumption Date, the GSK Guarantor hereby agrees to cause any such payment or obligation to be made or satisfied punctually when and as the same shall become due, payable or otherwise deliverable, whether on the stated maturity date or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the U.S. Issuer.

The indebtedness evidenced by this GSK Guarantee constitutes an unsubordinated and unsecured obligation of the GSK Guarantor and ranks equally and pari passu with all existing and future senior and unsecured obligations of the GSK Guarantor (except for obligations which may rank senior by operation of applicable law) and senior to all existing and future subordinated obligations of the GSK Guarantor.

The GSK Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Note or such Indenture, any failure to enforce the provisions of such Note or such Indenture, or any waiver, modification or indulgence granted to the U.S. Issuer with respect thereto, by the Holder of such Note or the Trustee or any other circumstance that may otherwise constitute a legal or equitable discharge of a guarantor; provided, however, that, notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the GSK Guarantor, increase the principal of such Note, or increase the amounts due in respect of the Notes, or alter the stated maturity date thereof. The GSK Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the U.S. Issuer, any right to require a proceeding first against the U.S. Issuer, protest or notice with respect to such Note or the indebtedness evidenced thereby or with respect to any sinking fund or analogous payment required under such Note and all demands whatsoever, and covenants that this GSK Guarantee will not be discharged except by payment or satisfaction in full of the principal of and Additional Amounts, if any, payable in respect of such Note. This GSK Guarantee is a guarantee of payment and not of collection.

The GSK Guarantor shall be subrogated to all rights of the Holder of such Note and the Trustee against the U.S. Issuer in respect of any amounts paid to such Holder by the GSK Guarantor pursuant to the provisions of this GSK Guarantee; provided, however, that the GSK Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon such right of subrogation until the principal of and Additional Amounts, if any, payable or deliverable in respect of all Notes issued under such Indenture shall have been paid in full.

No reference herein to such Indenture and no provision of such Indenture shall alter or impair the guarantees of the GSK Guarantor, which are absolute and unconditional, of the due and punctual payment or delivery of the principal of and Additional Amounts, if any, payable in respect of, the Note upon which this GSK Guarantee is endorsed.

This GSK Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of such Note shall have been manually or electronically executed by or on behalf of the Trustee under such Indenture.

All terms used in this GSK Guarantee that are defined in such Indenture shall have the meanings assigned to them in such Indenture.

This GSK Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the GSK Guarantor has caused this GSK Guarantee to be duly executed this 24th day of March 2022.

GLAXOSMITHKLINE PLC, as the GSK Guarantor

By:
Name:
Title:
By:
Name:
Title:

GUARANTEE OF HALEON

For value received, Haleon, a public limited company incorporated under the laws of England and Wales, having its principal executive offices at 980 Great West Road, Brentford, Middlesex TW8 9GS, England (the “Haleon Guarantor,” which term includes any Person as a successor Guarantor under the Indenture referred to in the Note upon which this Haleon Guarantee is endorsed), hereby fully and unconditionally guarantees to the Holder of the Note upon which this Haleon Guarantee is endorsed and to the Trustee on behalf of each such Holder from (and including) the date on which GSK ceases to hold a direct or indirect interest in the share capital of GlaxoSmithKline Consumer Healthcare Holdings (No.2) Ltd, other than as a result of any interest it may have in the share capital of Haleon, in order to implement the Demerger (the “Guarantee Assumption Date”) the due payment of all principal of and other amounts on, each Note payable by GSK Consumer Healthcare Capital US LLC, a public limited company incorporated under the laws of Delaware (the “U.S. Issuer,” which term includes any successor Person under the Indenture) under the Indenture. In case of the failure of the U.S. Issuer to punctually make any such payment or satisfy any such obligation in respect of the U.S. Issuer Notes, from (and including) the Guarantee Assumption Date, the Haleon Guarantor hereby agrees to cause any such payment or obligation to be made or satisfied punctually when and as the same shall become due, payable or otherwise deliverable, whether on the stated maturity date or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the U.S. Issuer.

The indebtedness evidenced by this Haleon Guarantee constitutes an unsubordinated and unsecured obligation of the Haleon Guarantor and ranks equally and pari passu with all existing and future senior and unsecured obligations of the Haleon Guarantor (except for obligations which may rank senior by operation of applicable law) and senior to all existing and future subordinated obligations of the Haleon Guarantor.

The Haleon Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Note or such Indenture, any failure to enforce the provisions of such Note or such Indenture, or any waiver, modification or indulgence granted to the U.S. Issuer with respect thereto, by the Holder of such Note or the Trustee or any other circumstance that may otherwise constitute a legal or equitable discharge of a guarantor; provided, however, that, notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Haleon Guarantor, increase the principal of such Note, or increase the amounts due in respect of the Notes, or alter the stated maturity date thereof. The Haleon Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the U.S. Issuer, any right to require a proceeding first against the U.S., protest or notice with respect to such Note or the indebtedness evidenced thereby or with respect to any sinking fund or analogous payment required under such Note and all demands whatsoever, and covenants that this Haleon Guarantee will not be discharged except by payment or satisfaction in full of the principal of and Additional Amounts, if any, payable in respect of such Note. This Haleon Guarantee is a guarantee of payment and not of collection.

The Haleon Guarantor shall be subrogated to all rights of the Holder of such Note and the Trustee against the U.S. Issuer in respect of any amounts paid to such Holder by the Haleon Guarantor pursuant to the provisions of this Haleon Guarantee; provided, however, that the Haleon Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon such right of subrogation until the principal of and Additional Amounts, if any, payable or deliverable in respect of all Notes issued under such Indenture shall have been paid in full.

No reference herein to such Indenture and no provision of such Indenture shall alter or impair the guarantees of the Haleon Guarantor, which are absolute and unconditional, of the due and punctual payment or delivery of the principal of and Additional Amounts, if any, payable in respect of, the Note upon which this Haleon Guarantee is endorsed.

This Haleon Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of such Note shall have been manually or electronically executed by or on behalf of the Trustee under such Indenture.

All terms used in this Haleon Guarantee that are defined in such Indenture shall have the meanings assigned to them in such Indenture.

This Haleon Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the Haleon Guarantor has caused this Haleon Guarantee to be duly executed this 24th day of March 2022.

HALEON PLC,
as the Haleon Guarantor

By:
Name:
Title:

By:
Name:
Title:

[REVERSE SIDE OF NOTE]

GSK Consumer Healthcare Capital US LLC

3.375% Fixed Rate Senior Note due 2029

Guaranteed on a Senior Basis by

GlaxoSmithKline plc (prior to the Guarantee Assumption Date)

and

Haleon plc (from and including the Guarantee Assumption Date)

1.	Interest

Interest on the 2029 Fixed Rate Notes will be payable at a rate of 3.375% per annum.

Interest on the 2029 Fixed Rate Notes will be payable semi-annually in arrear on 24 March and 24 September of each year, commencing on September 24, 2022 (each a “Fixed Rate Notes Interest Payment Date”) to the person in whose name this 2029 Fixed Rate Note is registered at the close of business on the Regular Record Date that precedes the applicable Fixed Rate Notes Interest Payment Date.

The 2029 Fixed Rate Notes will accrue interest from (and including) the Issue Date, or from the most recent Fixed Rate Notes Interest Payment Date, to (but excluding) the next succeeding Fixed Rate Notes Interest Payment Date. Interest on the 2029 Fixed Rate Notes will be paid on the basis of twelve 30-day months assuming a 360-day year.

2.	Method of Payment

Not later than 11:00am New York City time on the due date for any payment due in respect of the 2029 Fixed Rate Notes and on the 2029 Fixed Rate Notes Maturity Date, GSK Consumer Healthcare Capital US LLC (the “Issuer”) shall deposit with the relevant Paying Agent in same day immediately available funds an amount sufficient to make cash payments due on such due date of payments of any other amounts or the Maturity Date, as the case may be. Holders must surrender 2029 Fixed Rate Notes to a Paying Agent to collect principal payments. The Issuer shall pay principal and other amounts in cash in U.S. dollars.

Payments in respect of 2029 Fixed Rate Notes represented by a Global Note (including principal and other amounts) shall be made by the transfer of immediately available funds to the accounts specified by the Depositary. The Issuer shall make all payments in respect of a Certificated Note (including principal and other amounts) by wire transfer to the specified account maintained by the payee by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 15 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

3.	Paying Agent, Transfer Agent, Calculation Agent and Registrar

Initially, Deutsche Bank Trust Company Americas (the “Trustee”) shall act as Trustee, Principal Paying Agent, Transfer Agent, calculation agent and as Registrar. The Issuer may appoint and change any Paying Agent, Transfer Agent, calculation agent and Registrar or co-registrar without notice to any Holder. The Issuer or the applicable Guarantor may act as Paying Agent, Transfer Agent, calculation agent and Registrar or co-registrar.

4.	Indenture

The Issuer issued the 2029 Fixed Rate Notes under an Indenture, dated as of March 24, 2022 (as it may be amended or supplemented from time to time in accordance with the terms thereof, the “Indenture”), among the Issuers, the Guarantors, the Trustee, the Principal Paying Agent, the Transfer Agent and the Registrar. The terms of the 2029 Fixed Rate Notes include those stated in the Indenture. Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. The 2029 Fixed Rate Notes are subject to all such terms, and Holders are referred to the Indenture for a statement of those terms. Each Holder by accepting a 2029 Fixed Rate Note agrees to be bound by all of the terms and provisions of the Indenture, as amended from time to time.

The 2029 Fixed Rate Notes are general unsecured obligations of the Issuer limited to $                 aggregate principal amount.

Prior to the Guarantee Assumption Date, the 2029 Fixed Rate Notes are unconditionally and irrevocably guaranteed by the GSK Guarantor under the GSK Guarantee. With effect from (and including) the Guarantee Assumption Date, the 2029 Fixed Rate Notes are unconditionally and irrevocably guaranteed by the Haleon Guarantor under the Haleon Guarantee, in each case for the benefit of the Holders pursuant to the Indenture.

5.	Redemption

Unless earlier redeemed, purchased or cancelled as provided in the Indenture, the Notes will be redeemed by the Issuer at their principal amount on March 24, 2029.

5.1	Optional Redemption for Tax Reasons

The Issuer may redeem the 2029 Fixed Rate Notes in whole but not in part at any time prior to maturity, at a redemption price equal to 100% of their principal amount plus accrued interest to the date fixed for redemption, if:

(a) the Issuer determines that, as a result of any change in or amendment to the laws or any regulations or rulings promulgated thereunder of the United Kingdom or the United States, or any change in the application or official interpretation of such laws, regulations or rulings, or any change in the application or official interpretation of, or any execution of or amendment to, any treaty or treaties affecting taxation to which any such jurisdiction is a party, which change, execution or amendment becomes effective on or after the Issue Date: (i) the Issuer would be required to pay Additional Amounts on the 2029 Fixed Rate Notes on the next succeeding Interest Payment Date and the payment of such additional amounts cannot be avoided by the use of reasonable measures available to the Issuer or the applicable Guarantor; or (ii) withholding tax has been or would be required to be withheld with respect to interest income received or receivable by the Issuer directly from the applicable Guarantor (or any Affiliate) and such withholding tax obligation cannot be avoided by the use of reasonable measures available to the Issuer or the applicable Guarantor (or any Affiliate); or

(b) the Issuer determines, based upon an opinion of independent counsel of recognised standing that, as a result of any action taken by any legislative body of, taxing authority of, or any action brought in a court of competent jurisdiction in, the United Kingdom or the United States, which action is taken or brought on after the Issue Date, there is a substantial probability that the circumstances described above would exist; provided, however, that no such notice of redemption may be given earlier than 90 days prior to the earliest date on which the Issuer would be obligated to pay such Additional Amounts.

5.2	Make-Whole and Par Redemption

Prior to the 2029 Fixed Rate Notes Par Call Date, the Issuer may redeem the 2029 Fixed Rate Notes, in whole or in part, at its option at any time and from time to time at a redemption price equal to the greater of (i) 100% of the principal amount of the 2029 Fixed Rate Notes to be redeemed on that redemption date and (ii) as determined by the Issuer, the sum of the present values of the remaining scheduled payments of principal of and interest on the 2029 Fixed Rate Notes to be redeemed on that redemption date (not including any portion of such payments of interest accrued as of the redemption date) that would be due if the 2029 Fixed Rate Notes matured on the 2029 Fixed Rate Notes Par Call Date, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, in each case plus accrued and unpaid interest, if any, thereon to, but excluding, the redemption date.

On or after the 2029 Fixed Rate Notes Par Call Date, the Issuer may redeem the 2029 Fixed Rate Notes, in whole or in part, at its option at any time and from time to time at a redemption price equal to 100% of the principal amount of the 2029 Fixed Rate Notes to be redeemed, plus accrued and unpaid interest, if any, thereon to, but excluding, the redemption date.

5.3	Redemption upon a Change of Control Put Event

If a Change of Control Put Event occurs with respect to the 2029 Fixed Rate Notes, the Holders will have the option to require the Issuer to redeem or, at the Issuer’s option, purchase (or procure the purchase of) the whole, but not part, of such Holders’ 2029 Fixed Rate Notes not previously called for redemption on the Change of Control Put Date at the Change of Control Redemption Amount together with interest accrued (but unpaid) to (but excluding) the Change of Control Put Date.

5.4	Special Mandatory Early Redemption

If the Demerger has not completed by the first anniversary of the Issue Date or, if earlier, GSK releases and announcement which makes public that it no longer intends to pursue the Demerger, a Special Mandatory Redemption Event shall occur in accordance with the terms of the Indenture, pursuant to which the Issuer shall redeem the 2029 Fixed Rate Notes in whole, but not in part, at a redemption price equal to 101 per cent, of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, thereon to, but excluding, the redemption date.

6.	Denominations; Transfer

The 2029 Fixed Rate Notes are in book-entry form only, and only in denominations of $250,000 and multiples of $1,000 in excess thereof. A Holder may transfer 2029 Fixed Rate Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture.

7.	Persons Deemed Owners

The registered Holder of this 2029 Fixed Rate Note may be treated as the owner of it for all purposes.

8.	Unclaimed Money

Any money deposited with the Trustee or the Paying Agent, or then held by the Issuer, as banker for the payment of the principal of or other amounts on, any 2029 Fixed Rate Note and remaining unclaimed for (a) 10 years after such principal has become due and payable or (b) five years after other amounts have become due and payable, shall promptly upon request be paid to the Issuer or (if then held by the Issuer) shall be discharged from such trust. The Holder of such 2029 Fixed Rate Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof, without interest and until such amount must be remitted to the state under escheat or similar laws, and all liability of the Trustee or the Paying Agent with respect to such trust money, and all liability of the Issuer as trustee thereof, shall thereupon cease.

9.	Amendment; Waiver

Subject to certain exceptions set forth in the Indenture, (i) the Indenture, the 2029 Fixed Rate Notes or the Guarantees may be amended with the consent of the Holders of a majority in principal amount of the 2029 Fixed Rate Notes then Outstanding and (ii) any past default or noncompliance with any provision may be waived with the consent of the Holders of a majority in aggregate principal amount of the 2029 Fixed Rate Notes at the time Outstanding (including consents obtained in connection with a tender offer or exchange offer). Subject to certain exceptions set forth in the Indenture, without the consent of any Holder, the Issuer and the Trustee may amend the Indenture to, among other things, cure any ambiguity, defect or inconsistency in the Indenture, to provide for the assumption by a successor of the obligations of the Issuer, to evidence and provide for the acceptance of appointment by a successor Trustee, to make any change that does not materially and adversely affect the rights of any Holder or to provide for uncertificated 2029 Fixed Rate Notes in addition to or in place of certificated 2029 Fixed Rate Notes.

10.	Defaults and Remedies

If certain Events of Default with respect to the 2029 Fixed Rate Notes shall occur, the principal amount of all the 2029 Fixed Rate Notes may be declared to become immediately due and payable.

Holders may not enforce the Indenture or the 2029 Fixed Rate Notes except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the 2029 Fixed Rate Notes unless it receives reasonable indemnity and/or security.

11.	Trustee Dealings with the Issuer

Subject to certain limitations set forth in the Indenture, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of 2029 Fixed Rate Notes and may otherwise deal with and collect obligations owed to it by the Issuer or its Affiliates and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Trustee.

12.	No Recourse Against Others

No recourse for the payment of the principal of or other amounts on any of the 2029 Fixed Rate Notes or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Issuer or the applicable Guarantor in this Indenture, or in any of the 2029 Fixed Rate Notes, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, limited partner, stockholder, officer, director, employee or controlling person of the Issuer (other than the applicable Guarantor under the Guarantees) or the applicable Guarantor or of any successor Persons thereof. Each Holder, by accepting the 2029 Fixed Rate Notes, waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the 2029 Fixed Rate Notes. Such waiver may not be effective to waive liabilities under U.S. federal securities laws.

13.	Authentication

This 2029 Fixed Rate Note shall not be valid until an authorized signatory of the Trustee (or an authenticating agent acting on its behalf) manually or electronically signs the certificate of authentication on the other side of this 2029 Fixed Rate Note.

14.	CUSIP Numbers

The Issuer in issuing the 2029 Fixed Rate Notes may use “CUSIP” numbers (if then generally in use). No representation is made as to the accuracy of such numbers either as printed on the 2029 Fixed Rate Notes or as contained in any such notice and reliance may be placed only on the other identification numbers placed on the 2029 Fixed Rate Notes. The Issuer will promptly notify the Trustee, in writing, of any change in the “CUSIP” number.

15.	Governing Law

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

16.	Demerger Capital Reduction

By their holding of the 2029 Fixed Rate Note, each Holder shall be deemed without the need for any further action to have unconditionally and irrevocably (i) consented to any reduction in the capital of Haleon which is implemented within 6 months of the Demerger, (ii) agreed not to object to the Demerger Capital Reduction, and (iii) appointed the Issuer, or such person (other than the Trustee) as the Issuer shall nominate as its agent to undertake all such acts and take all such steps on its behalf (including, without limitation, the execution and delivery of any documents to any court) as may be necessary or desirable for Haleon to implement the Demerger Capital Reduction.

17.	Agent for Service; Submission to Jurisdiction; Waiver of Immunities

The Issuer and each Guarantor have agreed that any suit, action or proceeding against the Issuer brought by any Holder or the Trustee arising out of or based upon the Indenture or the 2029 Fixed Rate Notes may be instituted in any state or federal court in The City of New York, New York. The Issuer and each Guarantor have irrevocably submitted to the non-exclusive jurisdiction of such courts for such purpose and waived, to the fullest extent permitted by law, trial by jury and any objection they may now or hereafter have to the laying of venue of any such proceeding, and any claim they may now or hereafter have that any proceeding in any such court is brought in an inconvenient forum. The Guarantors each have appointed the Issuer as its Authorized Agent upon whom all writs, process and summonses may be served in any suit, action or proceeding arising out of or based upon the Indenture or the 2029 Fixed Rate Notes which may be instituted in any state or federal court in The City of New York, New York. To the extent that either of the Issuer and the applicable Guarantor have or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment in aid or otherwise) with respect to themselves or any of their property, the Issuer and the applicable Guarantor have irrevocably waived and agreed not to plead or claim such immunity in respect of their obligations under the Indenture or the 2029 Fixed Rate Notes.

The Issuer shall furnish to any Holder upon written request and without charge to the Holder a copy of the Indenture which has in it the text of this 2029 Fixed Rate Note. Requests may be made to: GSK Consumer Healthcare Capital US LLC, attention: Timothy Woodthorpe (Group Treasurer), e-mail: cf.treasury@gsk.com, with copy to: Justin T. Huang (VP and Secretary), Charles David Simpson (VP and Treasurer) and Hatixhe Hoxha (Assistant Secretary), email address: US.CorpSec@gsk.com.

Schedule A

SCHEDULE OF INCREASES OR DECREASES IN 2029 FIXED RATE GLOBAL NOTE

The following increases or decreases in this 2029 Fixed Rate Global Note have been made:

Date of Exchange	Amount of decrease in Principal Amount of this 2029 Fixed Rate Global Note	Amount of increase in Principal Amount of this 2029 Fixed Rate Global Note	Principal Amount of this 2029 Fixed Rate Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Registrar

EXHIBIT D

FORM OF 2032 FIXED RATE GLOBAL NOTE

[Include the following legend for all Rule 144A Global Notes:]

THIS NOTE AND THE GUARANTEES OF THIS NOTE BY GLAXOSMITHKLINE PLC, EFFECTIVE BEFORE THE GUARANTEE ASSUMPTION DATE, AND HALEON PLC, EFFECTIVE FROM (AND INCLUDING) THE GUARANTEE ASSUMPTION DATE (UPON WHICH THE GUARANTEE OF GLAXOSMITHKLINE PLC WILL BE AUTOMATICALLY AND UNCONDITIONALLY TERMINATED AND RELEASED) (TOGETHER “THE GUARANTORS”) HAVE NOT BEEN REGISTERED UNDER THE US SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (A) REPRESENTS, WARRANTS, ACKNOWLEDGES AND AGREES FOR THE BENEFIT OF THE ISSUER, THE GUARANTORS AND THE TRUSTEE THAT IT IS A ‘‘QUALIFIED INSTITUTIONAL BUYER’’ (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) PURCHASING THE SECURITIES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ONE OR MORE QUALIFIED INSTITUTIONAL BUYERS; (B) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE SECURITIES OTHER THAN (1) TO THE ISSUER, (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (3) IN THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ONE OR MORE QUALIFIED INSTITUTIONAL BUYERS IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (4) IN AN OFFSHORE TRANSACTION TO A NON-U.S. PERSON IN COMPLIANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND ANY OTHER JURISDICTION; AND (C) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

[Include the following legend for all Regulation S Global Notes:]

THIS NOTE AND THE GUARANTEES OF THE NOTE BY GLAXOSMITHKLINE PLC, EFFECTIVE BEFORE THE GUARANTEE ASSUMPTION DATE, AND HALEON PLC, EFFECTIVE FROM (AND INCLUDING) THE GUARANTEE ASSUMPTION DATE (UPON WHICH THE GUARANTEE OF GLAXOSMITHKLINE PLC WILL BE AUTOMATICALLY AND UNCONDITIONALLY TERMINATED AND RELEASED) (TOGETHER “THE GUARANTORS”) HAVE NOT BEEN REGISTERED UNDER THE US SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION AND, ACCORDINGLY, MAY NOT BE

OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT. UNTIL THE EXPIRY OF THE PERIOD OF 40 DAYS AFTER THE LATER OF (i) THE DATE ON WHICH THE OFFERING OF THIS NOTE TO PERSONS OTHER THAN THE DISTRIBUTORS IN RELIANCE ON REGULATION S COMMENCED AND (ii) THE DATE OF ISSUANCE OF SUCH NOTE, SALES MAY NOT BE MADE IN THE UNITED STATES OR TO U.S. PERSONS UNLESS MADE TO QUALIFIED INSTITUTIONAL BUYERS AS DEFINED IN, AND IN TRANSACTIONS PURSUANT TO, RULE 144A UNDER THE SECURITIES ACT.

[FORM OF FACE OF 2032 FIXED RATE GLOBAL NOTE]

GSK Consumer Healthcare Capital US LLC

3.625% Fixed Rate Senior Note due 2032

Guaranteed on a Senior Basis by

GlaxoSmithKline plc (prior to the Guarantee Assumption Date)

and

Haleon plc (from and including the Guarantee Assumption Date)

[Include the following for all Rule 144A Global Notes:]

CUSIP No. (144A): 36264FAD3

ISIN (144A): US36264FAD33

Common Code (144A): 246345058

No.:

[Include the following for all Regulation S Global Notes:]

CUSIP No. (Regulation S): U04020AD2

ISIN (Regulation S): USU04020AD22

Common Code (Regulation S): 246354243

No.:

Principal Amount $ as revised by Schedule A attached hereto of Increases and Decreases in this 2032 Fixed Rate Global Note

This is to certify that CEDE & CO. is, as of the date hereof, the registered holder (the “Holder”) of $                     of 3.625% Fixed Rate Senior Notes due 2032 represented by this Global Note. GSK Consumer Healthcare Capital US LLC, a public limited company incorporated under the laws of Delaware, promises to pay to the Holder, or registered assigns, the principal sum of $                     as revised by the Schedule of Increases and Decreases in 2032 Fixed Rate Global Note attached hereto, on March 24, 2032.

In the event of a redemption or cancellation of the 2032 Fixed Rate Notes in part only, the 2032 Fixed Rate Notes evidenced by this 2032 Fixed Rate Global Note shall be reduced by the principal amount so redeemed or cancelled. Thereafter, the 2032 Fixed Rate Notes represented by this 2032 Fixed Rate Global Note shall be the principal amount of 2032 Fixed Rate Notes most recently entered by or on behalf of the Issuer in the relevant column in Schedule A attached hereto.

Reference is hereby made to the further provisions of this 2032 Fixed Rate Note as set forth on the reverse hereof, which provisions shall for all purposes have the same effect as if set forth at this place.

GSK CONSUMER HEALTHCARE CAPITAL US LLC

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF
AUTHENTICATION

Deutsche Bank Trust Company Americas, as Trustee, certifies that this is one of the 2032 Fixed Rate Notes referred to in the Indenture

By:
Authorized Signatory	Date:

GUARANTEE OF GLAXOSMITHKLINE PLC

For value received, GlaxoSmithKline plc, a public limited company incorporated under the laws of England and Wales, having its principal executive offices at 980 Great West Road, Brentford, Middlesex TW8 9GS, England (the “GSK Guarantor,” which term includes any Person as a successor Guarantor under the Indenture referred to in the Note upon which this GSK Guarantee is endorsed), hereby fully and unconditionally guarantees to the Holder of the Note upon which this GSK Guarantee is endorsed and to the Trustee on behalf of each such Holder prior to the date on which GSK ceases to hold a direct or indirect interest in the share capital of GlaxoSmithKline Consumer Healthcare Holdings (No.2) Ltd, other than as a result of any interest it may have in the share capital of Haleon, in order to implement the Demerger (the “Guarantee Assumption Date”) the due payment of all principal of and other amounts on, each Note payable by GSK Consumer Healthcare Capital US LLC, a public limited company incorporated under the laws of Delaware (the “U.S. Issuer”, which term includes any successor Person under the Indenture) under the Indenture. In case of the failure of the U.S. Issuer to punctually make any such payment or satisfy any such obligation in respect of the U.S. Issuer Notes prior to the Guarantee Assumption Date, the GSK Guarantor hereby agrees to cause any such payment or obligation to be made or satisfied punctually when and as the same shall become due, payable or otherwise deliverable, whether on the stated maturity date or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the U.S. Issuer.

The indebtedness evidenced by this GSK Guarantee constitutes an unsubordinated and unsecured obligation of the GSK Guarantor and ranks equally and pari passu with all existing and future senior and unsecured obligations of the GSK Guarantor (except for obligations which may rank senior by operation of applicable law) and senior to all existing and future subordinated obligations of the GSK Guarantor.

The GSK Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Note or such Indenture, any failure to enforce the provisions of such Note or such Indenture, or any waiver, modification or indulgence granted to the U.S. Issuer with respect thereto, by the Holder of such Note or the Trustee or any other circumstance that may otherwise constitute a legal or equitable discharge of a guarantor; provided, however, that, notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the GSK Guarantor, increase the principal of such Note, or increase the amounts due in respect of the Notes, or alter the stated maturity date thereof. The GSK Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the U.S. Issuer, any right to require a proceeding first against the U.S. Issuer, protest or notice with respect to such Note or the indebtedness evidenced thereby or with respect to any sinking fund or analogous payment required under such Note and all demands whatsoever, and covenants that this GSK Guarantee will not be discharged except by payment or satisfaction in full of the principal of and Additional Amounts, if any, payable in respect of such Note. This GSK Guarantee is a guarantee of payment and not of collection.

The GSK Guarantor shall be subrogated to all rights of the Holder of such Note and the Trustee against the U.S. Issuer in respect of any amounts paid to such Holder by the GSK Guarantor pursuant to the provisions of this GSK Guarantee; provided, however, that the GSK Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon such right of subrogation until the principal of and Additional Amounts, if any, payable or deliverable in respect of all Notes issued under such Indenture shall have been paid in full.

No reference herein to such Indenture and no provision of such Indenture shall alter or impair the guarantees of the GSK Guarantor, which are absolute and unconditional, of the due and punctual payment or delivery of the principal of and Additional Amounts, if any, payable in respect of, the Note upon which this GSK Guarantee is endorsed.

This GSK Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of such Note shall have been manually or electronically executed by or on behalf of the Trustee under such Indenture.

All terms used in this GSK Guarantee that are defined in such Indenture shall have the meanings assigned to them in such Indenture.

This GSK Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the GSK Guarantor has caused this GSK Guarantee to be duly executed this 24th day of March 2022.

GLAXOSMITHKLINE PLC, as the GSK Guarantor

By:
Name:
Title:

By:
Name:
Title:

GUARANTEE OF HALEON

For value received, Haleon, a public limited company incorporated under the laws of England and Wales, having its principal executive offices at 980 Great West Road, Brentford, Middlesex TW8 9GS, England (the “Haleon Guarantor,” which term includes any Person as a successor Guarantor under the Indenture referred to in the Note upon which this Haleon Guarantee is endorsed), hereby fully and unconditionally guarantees to the Holder of the Note upon which this Haleon Guarantee is endorsed and to the Trustee on behalf of each such Holder from (and including) the date on which GSK ceases to hold a direct or indirect interest in the share capital of GlaxoSmithKline Consumer Healthcare Holdings (No.2) Ltd, other than as a result of any interest it may have in the share capital of Haleon, in order to implement the Demerger (the “Guarantee Assumption Date”) the due payment of all principal of and other amounts on, each Note payable by GSK Consumer Healthcare Capital US LLC, a public limited company incorporated under the laws of Delaware (the “U.S. Issuer,” which term includes any successor Person under the Indenture) under the Indenture. In case of the failure of the U.S. Issuer to punctually make any such payment or satisfy any such obligation in respect of the U.S. Issuer Notes, from (and including) the Guarantee Assumption Date, the Haleon Guarantor hereby agrees to cause any such payment or obligation to be made or satisfied punctually when and as the same shall become due, payable or otherwise deliverable, whether on the stated maturity date or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the U.S. Issuer.

The indebtedness evidenced by this Haleon Guarantee constitutes an unsubordinated and unsecured obligation of the Haleon Guarantor and ranks equally and pari passu with all existing and future senior and unsecured obligations of the Haleon Guarantor (except for obligations which may rank senior by operation of applicable law) and senior to all existing and future subordinated obligations of the Haleon Guarantor.

The Haleon Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Note or such Indenture, any failure to enforce the provisions of such Note or such Indenture, or any waiver, modification or indulgence granted to the U.S. Issuer with respect thereto, by the Holder of such Note or the Trustee or any other circumstance that may otherwise constitute a legal or equitable discharge of a guarantor; provided, however, that, notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Haleon Guarantor, increase the principal of such Note, or increase the amounts due in respect of the Notes, or alter the stated maturity date thereof. The Haleon Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the U.S. Issuer, any right to require a proceeding first against the U.S., protest or notice with respect to such Note or the indebtedness evidenced thereby or with respect to any sinking fund or analogous payment required under such Note and all demands whatsoever, and covenants that this Haleon Guarantee will not be discharged except by payment or satisfaction in full of the principal of and Additional Amounts, if any, payable in respect of such Note. This Haleon Guarantee is a guarantee of payment and not of collection.

The Haleon Guarantor shall be subrogated to all rights of the Holder of such Note and the Trustee against the U.S. Issuer in respect of any amounts paid to such Holder by the Haleon Guarantor pursuant to the provisions of this Haleon Guarantee; provided, however, that the Haleon Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon such right of subrogation until the principal of and Additional Amounts, if any, payable or deliverable in respect of all Notes issued under such Indenture shall have been paid in full.

No reference herein to such Indenture and no provision of such Indenture shall alter or impair the guarantees of the Haleon Guarantor, which are absolute and unconditional, of the due and punctual payment or delivery of the principal of and Additional Amounts, if any, payable in respect of, the Note upon which this Haleon Guarantee is endorsed.

This Haleon Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of such Note shall have been manually or electronically executed by or on behalf of the Trustee under such Indenture.

All terms used in this Haleon Guarantee that are defined in such Indenture shall have the meanings assigned to them in such Indenture.

This Haleon Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the Haleon Guarantor has caused this Haleon Guarantee to be duly executed this 24th day of March 2022.

HALEON PLC, as the Haleon Guarantor

By:
Name:
Title:

By:
Name:
Title:

[REVERSE SIDE OF NOTE]

GSK Consumer Healthcare Capital US LLC

3.625% Fixed Rate Senior Note due 2032

Guaranteed on a Senior Basis by

GlaxoSmithKline plc (prior to the Guarantee Assumption Date)

and

Haleon plc (from and including the Guarantee Assumption Date)

1.	Interest

Interest on the 2032 Fixed Rate Notes will be payable at a rate of 3.625% per annum.

Interest on the 2032 Fixed Rate Notes will be payable semi-annually in arrear on 24 March and 24 September of each year, commencing on September 24, 2022 (each a “Fixed Rate Notes Interest Payment Date”) to the person in whose name this 2032 Fixed Rate Note is registered at the close of business on the Regular Record Date that precedes the applicable Fixed Rate Notes Interest Payment Date.

The 2032 Fixed Rate Notes will accrue interest from (and including) the Issue Date, or from the most recent Fixed Rate Notes Interest Payment Date, to (but excluding) the next succeeding Fixed Rate Notes Interest Payment Date. Interest on the 2032 Fixed Rate Notes will be paid on the basis of twelve 30-day months assuming a 360-day year.

2.	Method of Payment

Not later than 11:00am New York City time on the due date for any payment due in respect of the 2032 Fixed Rate Notes and on the 2032 Fixed Rate Notes Maturity Date, GSK Consumer Healthcare Capital US LLC (the “Issuer”) shall deposit with the relevant Paying Agent in same day immediately available funds an amount sufficient to make cash payments due on such due date of payments of any other amounts or the Maturity Date, as the case may be. Holders must surrender 2032 Fixed Rate Notes to a Paying Agent to collect principal payments. The Issuer shall pay principal and other amounts in cash in U.S. dollars.

Payments in respect of 2032 Fixed Rate Notes represented by a Global Note (including principal and other amounts) shall be made by the transfer of immediately available funds to the accounts specified by the Depositary. The Issuer shall make all payments in respect of a Certificated Note (including principal and other amounts) by wire transfer to the specified account maintained by the payee by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 15 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

3.	Paying Agent, Transfer Agent, Calculation Agent and Registrar

Initially, Deutsche Bank Trust Company Americas (the “Trustee”) shall act as Trustee, Principal Paying Agent, Transfer Agent, calculation agent and as Registrar. The Issuer may appoint and change any Paying Agent, Transfer Agent, calculation agent and Registrar or co-registrar without notice to any Holder. The Issuer or the applicable Guarantor may act as Paying Agent, Transfer Agent, calculation agent and Registrar or co-registrar.

4.	Indenture

The Issuer issued the 2032 Fixed Rate Notes under an Indenture, dated as of March 24, 2022 (as it may be amended or supplemented from time to time in accordance with the terms thereof, the “Indenture”), among the Issuers, the Guarantors, the Trustee, the Principal Paying Agent, the Transfer Agent and the Registrar. The terms of the 2032 Fixed Rate Notes include those stated in the Indenture. Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. The 2032 Fixed Rate Notes are subject to all such terms, and Holders are referred to the Indenture for a statement of those terms. Each Holder by accepting a 2032 Fixed Rate Note agrees to be bound by all of the terms and provisions of the Indenture, as amended from time to time.

The 2032 Fixed Rate Notes are general unsecured obligations of the Issuer limited to $                         aggregate principal amount.

Prior to the Guarantee Assumption Date, the 2032 Fixed Rate Notes are unconditionally and irrevocably guaranteed by the GSK Guarantor under the GSK Guarantee. With effect from (and including) the Guarantee Assumption Date, the 2032 Fixed Rate Notes are unconditionally and irrevocably guaranteed by the Haleon Guarantor under the Haleon Guarantee, in each case for the benefit of the Holders pursuant to the Indenture.

5.	Redemption

Unless earlier redeemed, purchased or cancelled as provided in the Indenture, the Notes will be redeemed by the Issuer at their principal amount on March 24, 2032.

5.1 Optional Redemption for Tax Reasons

The Issuer may redeem the 2032 Fixed Rate Notes in whole but not in part at any time prior to maturity, at a redemption price equal to 100% of their principal amount plus accrued interest to the date fixed for redemption, if:

(a) the Issuer determines that, as a result of any change in or amendment to the laws or any regulations or rulings promulgated thereunder of the United Kingdom or the United States, or any change in the application or official interpretation of such laws, regulations or rulings, or any change in the application or official interpretation of, or any execution of or amendment to, any treaty or treaties affecting taxation to which any such jurisdiction is a party, which change, execution or amendment becomes effective on or after the Issue Date: (i) the Issuer would be required to pay Additional Amounts on the 2032 Fixed Rate Notes on the next succeeding Interest Payment Date and the payment of such additional amounts cannot be avoided by the use of reasonable measures available to the Issuer or the applicable Guarantor; or (ii) withholding tax has been or would be required to be withheld with respect to interest income received or receivable by the Issuer directly from the applicable Guarantor (or any Affiliate) and such withholding tax obligation cannot be avoided by the use of reasonable measures available to the Issuer or the applicable Guarantor (or any Affiliate); or

(b) the Issuer determines, based upon an opinion of independent counsel of recognised standing that, as a result of any action taken by any legislative body of, taxing authority of, or any action brought in a court of competent jurisdiction in, the United Kingdom or the United States, which action is taken or brought on after the Issue Date, there is a substantial probability that the circumstances described above would exist; provided, however, that no such notice of redemption may be given earlier than 90 days prior to the earliest date on which the Issuer would be obligated to pay such Additional Amounts.

5.2 Make-Whole and Par Redemption

Prior to the 2032 Fixed Rate Notes Par Call Date, the Issuer may redeem the 2032 Fixed Rate Notes, in whole or in part, at its option at any time and from time to time at a redemption price equal to the greater of (i) 100% of the principal amount of the 2032 Fixed Rate Notes to be redeemed on that redemption date and (ii) as determined by the Issuer, the sum of the present values of the remaining scheduled payments of principal of and interest on the 2032 Fixed Rate Notes to be redeemed on that redemption date (not including any portion of such payments of interest accrued as of the redemption date) that would be due if the 2032 Fixed Rate Notes matured on the 2032 Fixed Rate Notes Par Call Date, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points, in each case plus accrued and unpaid interest, if any, thereon to, but excluding, the redemption date.

On or after the 2032 Fixed Rate Notes Par Call Date, the Issuer may redeem the 2032 Fixed Rate Notes, in whole or in part, at its option at any time and from time to time at a redemption price equal to 100% of the principal amount of the 2032 Fixed Rate Notes to be redeemed, plus accrued and unpaid interest, if any, thereon to, but excluding, the redemption date.

5.3 Redemption upon a Change of Control Put Event

If a Change of Control Put Event occurs with respect to the 2032 Fixed Rate Notes, the Holders will have the option to require the Issuer to redeem or, at the Issuer’s option, purchase (or procure the purchase of) the whole, but not part, of such Holders’ 2032 Fixed Rate Notes not previously called for redemption on the Change of Control Put Date at the Change of Control Redemption Amount together with interest accrued (but unpaid) to (but excluding) the Change of Control Put Date.

5.4 Special Mandatory Early Redemption

If the Demerger has not completed by the first anniversary of the Issue Date or, if earlier, GSK releases an announcement which makes public that it no longer intends to pursue the Demerger, a Special Mandatory Redemption Event shall occur in accordance with the terms of the Indenture, pursuant to which the Issuer shall redeem the 2032 Fixed Rate Notes in whole, but not in part, at a redemption price equal to 101 per cent of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, thereon to, but excluding, the redemption date.

6.	Denominations; Transfer

The 2032 Fixed Rate Notes are in book-entry form only, and only in denominations of $250,000 and multiples of $1,000 in excess thereof. A Holder may transfer 2032 Fixed Rate Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture.

7.	Persons Deemed Owners

The registered Holder of this 2032 Fixed Rate Note may be treated as the owner of it for all purposes.

8.	Unclaimed Money

Any money deposited with the Trustee or the Paying Agent, or then held by the Issuer, as banker for the payment of the principal of or other amounts on, any 2032 Fixed Rate Note and remaining unclaimed for (a) 10 years after such principal has become due and payable or (b) five years after other amounts have become due and payable, shall promptly upon request be paid to the Issuer or (if then held by the Issuer) shall be discharged from such trust. The Holder of such 2032 Fixed Rate Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof, without interest and until such amount must be remitted to the state under escheat or similar laws, and all liability of the Trustee or the Paying Agent with respect to such trust money, and all liability of the Issuer as trustee thereof, shall thereupon cease.

9.	Amendment; Waiver

Subject to certain exceptions set forth in the Indenture, (i) the Indenture, the 2032 Fixed Rate Notes or the Guarantees may be amended with the consent of the Holders of a majority in principal amount of the 2032 Fixed Rate Notes then Outstanding and (ii) any past default or noncompliance with any provision may be waived with the consent of the Holders of a majority in aggregate principal amount of the 2032 Fixed Rate Notes at the time Outstanding (including consents obtained in connection with a tender offer or exchange offer). Subject to certain exceptions set forth in the Indenture, without the consent of any Holder, the Issuer and the Trustee may amend the Indenture to, among other things, cure any ambiguity, defect or inconsistency in the Indenture, to provide for the assumption by a successor of the obligations of the Issuer, to evidence and provide for the acceptance of appointment by a successor Trustee, to make any change that does not materially and adversely affect the rights of any Holder or to provide for uncertificated 2032 Fixed Rate Notes in addition to or in place of certificated 2032 Fixed Rate Notes.

10.	Defaults and Remedies

If certain Events of Default with respect to the 2032 Fixed Rate Notes shall occur, the principal amount of all the 2032 Fixed Rate Notes may be declared to become immediately due and payable.

Holders may not enforce the Indenture or the 2032 Fixed Rate Notes except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the 2032 Fixed Rate Notes unless it receives reasonable indemnity and/or security.

11.	Trustee Dealings with the Issuer

Subject to certain limitations set forth in the Indenture, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of 2032 Fixed Rate Notes and may otherwise deal with and collect obligations owed to it by the Issuer or its Affiliates and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Trustee.

12.	No Recourse Against Others

No recourse for the payment of the principal of or other amounts on any of the 2032 Fixed Rate Notes or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Issuer or the applicable Guarantor in this Indenture, or in any of the 2032 Fixed Rate Notes, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, limited partner, stockholder, officer, director, employee or controlling person of the Issuer (other than the applicable Guarantor under the Guarantees) or the applicable Guarantor or of any successor Persons thereof. Each Holder, by accepting the 2032 Fixed Rate Notes, waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the 2032 Fixed Rate Notes. Such waiver may not be effective to waive liabilities under U.S. federal securities laws.

13.	Authentication

This 2032 Fixed Rate Note shall not be valid until an authorized signatory of the Trustee (or an authenticating agent acting on its behalf) manually or electronically signs the certificate of authentication on the other side of this 2032 Fixed Rate Note.

14.	CUSIP Numbers

The Issuer in issuing the 2032 Fixed Rate Notes may use “CUSIP” numbers (if then generally in use). No representation is made as to the accuracy of such numbers either as printed on the 2032 Fixed Rate Notes or as contained in any such notice and reliance may be placed only on the other identification numbers placed on the 2032 Fixed Rate Notes. The Issuer will promptly notify the Trustee, in writing, of any change in the “CUSIP” number.

15.	Governing Law

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

16.	Demerger Capital Reduction

By their holding of the 2032 Fixed Rate Note, each Holder shall be deemed without the need for any further action to have unconditionally and irrevocably (i) consented to any reduction in the capital of Haleon which is implemented within 6 months of the Demerger, (ii) agreed not to object to the Demerger Capital Reduction, and (iii) appointed the Issuer, or such person (other than the Trustee) as the Issuer shall nominate as its agent to undertake all such acts and take all such steps on its behalf (including, without limitation, the execution and delivery of any documents to any court) as may be necessary or desirable for Haleon to implement the Demerger Capital Reduction.

17.	Agent for Service; Submission to Jurisdiction; Waiver of Immunities

The Issuer and each Guarantor have agreed that any suit, action or proceeding against the Issuer brought by any Holder or the Trustee arising out of or based upon the Indenture or the 2032 Fixed Rate Notes may be instituted in any state or federal court in The City of New York, New York. The Issuer and each Guarantor have irrevocably submitted to the non-exclusive jurisdiction of such courts for such purpose and waived, to the fullest extent permitted by law, trial by jury and any objection they may now or hereafter have to the laying of venue of any such proceeding, and any claim they may now or hereafter have that any proceeding in any such court is brought in an inconvenient forum. The Guarantors each have appointed the Issuer as its Authorized Agent upon whom all writs, process and summonses may be served in any suit, action or proceeding arising out of or based upon the Indenture or the 2032 Fixed Rate Notes which may be instituted in any state or federal court in The City of New York, New York. To the extent that either of the Issuer and the applicable Guarantor have or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment in aid or otherwise) with respect to themselves or any of their property, the Issuer and the applicable Guarantor have irrevocably waived and agreed not to plead or claim such immunity in respect of their obligations under the Indenture or the 2032 Fixed Rate Notes.

The Issuer shall furnish to any Holder upon written request and without charge to the Holder a copy of the Indenture which has in it the text of this 2032 Fixed Rate Note. Requests may be made to: GSK Consumer Healthcare Capital US LLC, attention: Timothy Woodthorpe (Group Treasurer), e-mail: cf.treasury@gsk.com, with copy to: Justin T. Huang (VP and Secretary), Charles David Simpson (VP and Treasurer) and Hatixhe Hoxha (Assistant Secretary), email address: US.CorpSec@gsk.com.

Schedule A

SCHEDULE OF INCREASES OR DECREASES IN 2032 FIXED RATE GLOBAL NOTE

The following increases or decreases in this 2032 Fixed Rate Global Note have been made:

Date of Exchange	Amount of decrease in Principal Amount of this 2032 Fixed Rate Global Note	Amount of increase in Principal Amount of this 2032 Fixed Rate Global Note	Principal Amount of this 2032 Fixed Rate Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Registrar

EXHIBIT E

FORM OF 2052 FIXED RATE GLOBAL NOTE

[Include the following legend for all Rule 144A Global Notes:]

THIS NOTE AND THE GUARANTEES OF THIS NOTE BY GLAXOSMITHKLINE PLC, EFFECTIVE BEFORE THE GUARANTEE ASSUMPTION DATE, AND HALEON PLC, EFFECTIVE FROM (AND INCLUDING) THE GUARANTEE ASSUMPTION DATE (UPON WHICH THE GUARANTEE OF GLAXOSMITHKLINE PLC WILL BE AUTOMATICALLY AND UNCONDITIONALLY TERMINATED AND RELEASED) (TOGETHER “THE GUARANTORS”) HAVE NOT BEEN REGISTERED UNDER THE US SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (A) REPRESENTS, WARRANTS, ACKNOWLEDGES AND AGREES FOR THE BENEFIT OF THE ISSUER, THE GUARANTORS AND THE TRUSTEE THAT IT IS A ‘‘QUALIFIED INSTITUTIONAL BUYER’’ (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) PURCHASING THE SECURITIES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ONE OR MORE QUALIFIED INSTITUTIONAL BUYERS; (B) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE SECURITIES OTHER THAN (1) TO THE ISSUER, (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (3) IN THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ONE OR MORE QUALIFIED INSTITUTIONAL BUYERS IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (4) IN AN OFFSHORE TRANSACTION TO A NON-U.S. PERSON IN COMPLIANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND ANY OTHER JURISDICTION; AND (C) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

[Include the following legend for all Regulation S Global Notes:]

THIS NOTE AND THE GUARANTEES OF THE NOTE BY GLAXOSMITHKLINE PLC, EFFECTIVE BEFORE THE GUARANTEE ASSUMPTION DATE, AND HALEON PLC, EFFECTIVE FROM (AND INCLUDING) THE GUARANTEE ASSUMPTION DATE (UPON WHICH THE GUARANTEE OF GLAXOSMITHKLINE PLC WILL BE AUTOMATICALLY AND UNCONDITIONALLY TERMINATED AND RELEASED) (TOGETHER “THE GUARANTORS”) HAVE NOT BEEN REGISTERED UNDER THE US SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION AND, ACCORDINGLY, MAY NOT BE

OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT. UNTIL THE EXPIRY OF THE PERIOD OF 40 DAYS AFTER THE LATER OF (i) THE DATE ON WHICH THE OFFERING OF THIS NOTE TO PERSONS OTHER THAN THE DISTRIBUTORS IN RELIANCE ON REGULATION S COMMENCED AND (ii) THE DATE OF ISSUANCE OF SUCH NOTE, SALES MAY NOT BE MADE IN THE UNITED STATES OR TO U.S. PERSONS UNLESS MADE TO QUALIFIED INSTITUTIONAL BUYERS AS DEFINED IN, AND IN TRANSACTIONS PURSUANT TO, RULE 144A UNDER THE SECURITIES ACT.

[FORM OF FACE OF 2052 FIXED RATE GLOBAL NOTE]

GSK Consumer Healthcare Capital US LLC

4.000% Fixed Rate Senior Note due 2052

Guaranteed on a Senior Basis by

GlaxoSmithKline plc (prior to the Guarantee Assumption Date)

and

Haleon plc (from and including the Guarantee Assumption Date)

[Include the following for all Rule 144A Global Notes:]

CUSIP No. (144A): 36264FAE1

ISIN (144A): US36264FAE16

Common Code (144A): 246354286

No.:

[Include the following for all Regulation S Global Notes:]

CUSIP No. (Regulation S): U04020AE0

ISIN (Regulation S): USU04020AE05

Common Code (Regulation S): 246354251

No.:

Principal Amount $

as revised by Schedule A

attached

hereto of Increases and

Decreases in this 2052 Fixed

Rate Global Note

This is to certify that CEDE & CO. is, as of the date hereof, the registered holder (the “Holder”) of $                     of 4.000% Fixed Rate Senior Notes due 2052 represented by this Global Note. GSK Consumer Healthcare Capital US LLC, a public limited company incorporated under the laws of Delaware, promises to pay to the Holder, or registered assigns, the principal sum of $                     as revised by the Schedule of Increases and Decreases in 2052 Fixed Rate Global Note attached hereto, on March 24, 2052.

In the event of a redemption or cancellation of the 2052 Fixed Rate Notes in part only, the 2052 Fixed Rate Notes evidenced by this 2052 Fixed Rate Global Note shall be reduced by the principal amount so redeemed or cancelled. Thereafter, the 2052 Fixed Rate Notes represented by this 2052 Fixed Rate Global Note shall be the principal amount of 2052 Fixed Rate Notes most recently entered by or on behalf of the Issuer in the relevant column in Schedule A attached hereto.

Reference is hereby made to the further provisions of this 2052 Fixed Rate Note as set forth on the reverse hereof, which provisions shall for all purposes have the same effect as if set forth at this place.

GSK CONSUMER HEALTHCARE CAPITAL US LLC

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF
AUTHENTICATION

Deutsche Bank Trust Company Americas, as Trustee, certifies that this is one of the 2052 Fixed Rate Notes referred to in the Indenture

By:
Authorized Signatory	Date:

GUARANTEE OF GLAXOSMITHKLINE PLC

For value received, GlaxoSmithKline plc, a public limited company incorporated under the laws of England and Wales, having its principal executive offices at 980 Great West Road, Brentford, Middlesex TW8 9GS, England (the “GSK Guarantor,” which term includes any Person as a successor Guarantor under the Indenture referred to in the Note upon which this GSK Guarantee is endorsed), hereby fully and unconditionally guarantees to the Holder of the Note upon which this GSK Guarantee is endorsed and to the Trustee on behalf of each such Holder prior to the date on which GSK ceases to hold a direct or indirect interest in the share capital of GlaxoSmithKline Consumer Healthcare Holdings (No.2) Ltd, other than as a result of any interest it may have in the share capital of Haleon, in order to implement the Demerger (the “Guarantee Assumption Date”) the due payment of all principal of and other amounts on, each Note payable by GSK Consumer Healthcare Capital US LLC, a public limited company incorporated under the laws of Delaware (the “U.S. Issuer”, which term includes any successor Person under the Indenture) under the Indenture. In case of the failure of the U.S. Issuer to punctually make any such payment or satisfy any such obligation in respect of the U.S. Issuer Notes prior to the Guarantee Assumption Date, the GSK Guarantor hereby agrees to cause any such payment or obligation to be made or satisfied punctually when and as the same shall become due, payable or otherwise deliverable, whether on the stated maturity date or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the U.S. Issuer.

The indebtedness evidenced by this GSK Guarantee constitutes an unsubordinated and unsecured obligation of the GSK Guarantor and ranks equally and pari passu with all existing and future senior and unsecured obligations of the GSK Guarantor (except for obligations which may rank senior by operation of applicable law) and senior to all existing and future subordinated obligations of the GSK Guarantor.

The GSK Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Note or such Indenture, any failure to enforce the provisions of such Note or such Indenture, or any waiver, modification or indulgence granted to the U.S. Issuer with respect thereto, by the Holder of such Note or the Trustee or any other circumstance that may otherwise constitute a legal or equitable discharge of a guarantor; provided, however, that, notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the GSK Guarantor, increase the principal of such Note, or increase the amounts due in respect of the Notes, or alter the stated maturity date thereof. The GSK Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the U.S. Issuer, any right to require a proceeding first against the U.S. Issuer, protest or notice with respect to such Note or the indebtedness evidenced thereby or with respect to any sinking fund or analogous payment required under such Note and all demands whatsoever, and covenants that this GSK Guarantee will not be discharged except by payment or satisfaction in full of the principal of and Additional Amounts, if any, payable in respect of such Note. This GSK Guarantee is a guarantee of payment and not of collection.

The GSK Guarantor shall be subrogated to all rights of the Holder of such Note and the Trustee against the U.S. Issuer in respect of any amounts paid to such Holder by the GSK Guarantor pursuant to the provisions of this GSK Guarantee; provided, however, that the GSK Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon such right of subrogation until the principal of and Additional Amounts, if any, payable or deliverable in respect of all Notes issued under such Indenture shall have been paid in full.

No reference herein to such Indenture and no provision of such Indenture shall alter or impair the guarantees of the GSK Guarantor, which are absolute and unconditional, of the due and punctual payment or delivery of the principal of and Additional Amounts, if any, payable in respect of, the Note upon which this GSK Guarantee is endorsed.

This GSK Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of such Note shall have been manually or electronically executed by or on behalf of the Trustee under such Indenture.

All terms used in this GSK Guarantee that are defined in such Indenture shall have the meanings assigned to them in such Indenture.

This GSK Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the GSK Guarantor has caused this GSK Guarantee to be duly executed this 24th day of March 2022.

GLAXOSMITHKLINE PLC, as the GSK Guarantor

By:
Name:
Title:

By:
Name:
Title:

GUARANTEE OF HALEON

For value received, Haleon, a public limited company incorporated under the laws of England and Wales, having its principal executive offices at 980 Great West Road, Brentford, Middlesex TW8 9GS, England (the “Haleon Guarantor,” which term includes any Person as a successor Guarantor under the Indenture referred to in the Note upon which this Haleon Guarantee is endorsed), hereby fully and unconditionally guarantees to the Holder of the Note upon which this Haleon Guarantee is endorsed and to the Trustee on behalf of each such Holder from (and including) the date on which GSK ceases to hold a direct or indirect interest in the share capital of GlaxoSmithKline Consumer Healthcare Holdings (No.2) Ltd, other than as a result of any interest it may have in the share capital of Haleon, in order to implement the Demerger (the “Guarantee Assumption Date”) the due payment of all principal of and other amounts on, each Note payable by GSK Consumer Healthcare Capital US LLC, a public limited company incorporated under the laws of Delaware (the “U.S. Issuer,” which term includes any successor Person under the Indenture) under the Indenture. In case of the failure of the U.S. Issuer to punctually make any such payment or satisfy any such obligation in respect of the U.S. Issuer Notes, from (and including) the Guarantee Assumption Date, the Haleon Guarantor hereby agrees to cause any such payment or obligation to be made or satisfied punctually when and as the same shall become due, payable or otherwise deliverable, whether on the stated maturity date or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the U.S. Issuer.

The indebtedness evidenced by this Haleon Guarantee constitutes an unsubordinated and unsecured obligation of the Haleon Guarantor and ranks equally and pari passu with all existing and future senior and unsecured obligations of the Haleon Guarantor (except for obligations which may rank senior by operation of applicable law) and senior to all existing and future subordinated obligations of the Haleon Guarantor.

The Haleon Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Note or such Indenture, any failure to enforce the provisions of such Note or such Indenture, or any waiver, modification or indulgence granted to the U.S. Issuer with respect thereto, by the Holder of such Note or the Trustee or any other circumstance that may otherwise constitute a legal or equitable discharge of a guarantor; provided, however, that, notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Haleon Guarantor, increase the principal of such Note, or increase the amounts due in respect of the Notes, or alter the stated maturity date thereof. The Haleon Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the U.S. Issuer, any right to require a proceeding first against the U.S., protest or notice with respect to such Note or the indebtedness evidenced thereby or with respect to any sinking fund or analogous payment required under such Note and all demands whatsoever, and covenants that this Haleon Guarantee will not be discharged except by payment or satisfaction in full of the principal of and Additional Amounts, if any, payable in respect of such Note. This Haleon Guarantee is a guarantee of payment and not of collection.

The Haleon Guarantor shall be subrogated to all rights of the Holder of such Note and the Trustee against the U.S. Issuer in respect of any amounts paid to such Holder by the Haleon Guarantor pursuant to the provisions of this Haleon Guarantee; provided, however, that the Haleon Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon such right of subrogation until the principal of and Additional Amounts, if any, payable or deliverable in respect of all Notes issued under such Indenture shall have been paid in full.

No reference herein to such Indenture and no provision of such Indenture shall alter or impair the guarantees of the Haleon Guarantor, which are absolute and unconditional, of the due and punctual payment or delivery of the principal of and Additional Amounts, if any, payable in respect of, the Note upon which this Haleon Guarantee is endorsed.

This Haleon Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of such Note shall have been manually or electronically executed by or on behalf of the Trustee under such Indenture.

All terms used in this Haleon Guarantee that are defined in such Indenture shall have the meanings assigned to them in such Indenture.

This Haleon Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the Haleon Guarantor has caused this Haleon Guarantee to be duly executed this 24th day of March 2022.

HALEON PLC, as the Haleon Guarantor

By:
Name:
Title:

By:
Name:
Title:

[REVERSE SIDE OF NOTE]

GSK Consumer Healthcare Capital US LLC

4.000% Fixed Rate Senior Note due 2052

Guaranteed on a Senior Basis by

GlaxoSmithKline plc (prior to the Guarantee Assumption Date)

and

Haleon plc (from and including the Guarantee Assumption Date)

1.	Interest

Interest on the 2052 Fixed Rate Notes will be payable at a rate of 4.000% per annum.

Interest on the 2052 Fixed Rate Notes will be payable semi-annually in arrear on 24 March and 24 September of each year, commencing on September 24, 2022 (each a “Fixed Rate Notes Interest Payment Date”) to the person in whose name this 2052 Fixed Rate Note is registered at the close of business on the Regular Record Date that precedes the applicable Fixed Rate Notes Interest Payment Date.

The 2052 Fixed Rate Notes will accrue interest from (and including) the Issue Date, or from the most recent Fixed Rate Notes Interest Payment Date, to (but excluding) the next succeeding Fixed Rate Notes Interest Payment Date. Interest on the 2052 Fixed Rate Notes will be paid on the basis of twelve 30-day months assuming a 360-day year.

2.	Method of Payment

Not later than 11:00am New York City time on the due date for any payment due in respect of the 2052 Fixed Rate Notes and on the 2052 Fixed Rate Notes Maturity Date, GSK Consumer Healthcare US LLC (the “Issuer”) shall deposit with the relevant Paying Agent in same day immediately available funds an amount sufficient to make cash payments due on such due date of payments of any other amounts or the Maturity Date, as the case may be. Holders must surrender 2052 Fixed Rate Notes to a Paying Agent to collect principal payments. The Issuer shall pay principal and other amounts in cash in U.S. dollars.

Payments in respect of 2052 Fixed Rate Notes represented by a Global Note (including principal and other amounts) shall be made by the transfer of immediately available funds to the accounts specified by the Depositary. The Issuer shall make all payments in respect of a Certificated Note (including principal and other amounts) by wire transfer to the specified account maintained by the payee by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 15 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

3.	Paying Agent, Transfer Agent, Calculation Agent and Registrar

Initially, Deutsche Bank Trust Company Americas (the “Trustee”) shall act as Trustee, Principal Paying Agent, Transfer Agent, calculation agent and as Registrar. The Issuer may appoint and change any Paying Agent, Transfer Agent, calculation agent and Registrar or co-registrar without notice to any Holder. The Issuer or the applicable Guarantor may act as Paying Agent, Transfer Agent, calculation agent and Registrar or co-registrar.

4.	Indenture

The Issuer issued the 2052 Fixed Rate Notes under an Indenture, dated as of March 24, 2022 (as it may be amended or supplemented from time to time in accordance with the terms thereof, the “Indenture”), among the Issuers, the Guarantors, the Trustee, the Principal Paying Agent, the Transfer Agent and the Registrar. The terms of the 2052 Fixed Rate Notes include those stated in the Indenture. Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. The 2052 Fixed Rate Notes are subject to all such terms, and Holders are referred to the Indenture for a statement of those terms. Each Holder by accepting a 2052 Fixed Rate Note agrees to be bound by all of the terms and provisions of the Indenture, as amended from time to time.

The 2052 Fixed Rate Notes are general unsecured obligations of the Issuer limited to $                     aggregate principal amount.

Prior to the Guarantee Assumption Date, the 2052 Fixed Rate Notes are unconditionally and irrevocably guaranteed by the GSK Guarantor under the GSK Guarantee. With effect from (and including) the Guarantee Assumption Date, the 2052 Fixed Rate Notes are unconditionally and irrevocably guaranteed by the Haleon Guarantor under the Haleon Guarantee, in each case for the benefit of the Holders pursuant to the Indenture.

5.	Redemption

Unless earlier redeemed, purchased or cancelled as provided in the Indenture, the Notes will be redeemed by the Issuer at their principal amount on March 24, 2052.

5.1 Optional Redemption for Tax Reasons

The Issuer may redeem the 2052 Fixed Rate Notes in whole but not in part at any time prior to maturity, at a redemption price equal to 100% of their principal amount plus accrued interest to the date fixed for redemption, if:

(a) the Issuer determines that, as a result of any change in or amendment to the laws or any regulations or rulings promulgated thereunder of the United Kingdom or the United States, or any change in the application or official interpretation of such laws, regulations or rulings, or any change in the application or official interpretation of, or any execution of or amendment to, any treaty or treaties affecting taxation to which any such jurisdiction is a party, which change, execution or amendment becomes effective on or after the Issue Date: (i) the Issuer would be required to pay Additional Amounts on the 2052 Fixed Rate Notes on the next succeeding Interest Payment Date and the payment of such additional amounts cannot be avoided by the use of reasonable measures available to the Issuer or the applicable Guarantor; or (ii) withholding tax has been or would be required to be withheld with respect to interest income received or receivable by the Issuer directly from the applicable Guarantor (or any Affiliate) and such withholding tax obligation cannot be avoided by the use of reasonable measures available to the Issuer or the applicable Guarantor (or any Affiliate); or

(b) the Issuer determines, based upon an opinion of independent counsel of recognised standing that, as a result of any action taken by any legislative body of, taxing authority of, or any action brought in a court of competent jurisdiction in, the United Kingdom or the United States, which action is taken or brought on after the Issue Date, there is a substantial probability that the circumstances described above would exist; provided, however, that no such notice of redemption may be given earlier than 90 days prior to the earliest date on which the Issuer would be obligated to pay such Additional Amounts.

5.2 Make-Whole and Par Redemption

Prior to the 2052 Fixed Rate Notes Par Call Date, the Issuer may redeem the 2052 Fixed Rate Notes, in whole or in part, at its option at any time and from time to time at a redemption price equal to the greater of (i) 100% of the principal amount of the 2052 Fixed Rate Notes to be redeemed on that redemption date and (ii) as determined by the Issuer, the sum of the present values of the remaining scheduled payments of principal of and interest on the 2052 Fixed Rate Notes to be redeemed on that redemption date (not including any portion of such payments of interest accrued as of the redemption date) that would be due if the 2052 Fixed Rate Notes matured on the 2052 Fixed Rate Notes Par Call Date, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points, in each case plus accrued and unpaid interest, if any, thereon to, but excluding, the redemption date.

On or after the 2052 Fixed Rate Notes Par Call Date, the Issuer may redeem the 2052 Fixed Rate Notes, in whole or in part, at its option at any time and from time to time at a redemption price equal to 100% of the principal amount of the 2052 Fixed Rate Notes to be redeemed, plus accrued and unpaid interest, if any, thereon to, but excluding, the redemption date.

5.3 Redemption upon a Change of Control Put Event

If a Change of Control Put Event occurs with respect to the 2052 Fixed Rate Notes, the Holders will have the option to require the Issuer to redeem or, at the Issuer’s option, purchase (or procure the purchase of) the whole, but not part, of such Holders’ 2052 Fixed Rate Notes not previously called for redemption on the Change of Control Put Date at the Change of Control Redemption Amount together with interest accrued (but unpaid) to (but excluding) the Change of Control Put Date.

5.4 Special Mandatory Early Redemption

If the Demerger has not completed by the first anniversary of the Issue Date or, if earlier, GSK releases an announcement which makes public that it no longer intends to pursue the Demerger, a Special Mandatory Redemption Event shall occur in accordance with the terms of the Indenture, pursuant to which the Issuer shall redeem the 2052 Fixed Rate Notes in whole, but not in part, at a redemption price equal to 101 per cent, of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, thereon to, but excluding, the redemption date.

6.	Denominations; Transfer

The 2052 Fixed Rate Notes are in book-entry form only, and only in denominations of $250,000 and multiples of $1,000 in excess thereof. A Holder may transfer 2052 Fixed Rate Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture.

7.	Persons Deemed Owners

The registered Holder of this 2052 Fixed Rate Note may be treated as the owner of it for all purposes.

8.	Unclaimed Money

Any money deposited with the Trustee or the Paying Agent, or then held by the Issuer, as banker for the payment of the principal of or other amounts on, any 2052 Fixed Rate Note and remaining unclaimed for (a) 10 years after such principal has become due and payable or (b) five years after other amounts have become due and payable, shall promptly upon request be paid to the Issuer or (if then held by the Issuer) shall be discharged from such trust. The Holder of such 2052 Fixed Rate Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof, without interest and until such amount must be remitted to the state under escheat or similar laws, and all liability of the Trustee or the Paying Agent with respect to such trust money, and all liability of the Issuer as trustee thereof, shall thereupon cease.

9.	Amendment; Waiver

Subject to certain exceptions set forth in the Indenture, (i) the Indenture, the 2052 Fixed Rate Notes or the Guarantees may be amended with the consent of the Holders of a majority in principal amount of the 2052 Fixed Rate Notes then Outstanding and (ii) any past default or noncompliance with any provision may be waived with the consent of the Holders of a majority in aggregate principal amount of the 2052 Fixed Rate Notes at the time Outstanding (including consents obtained in connection with a tender offer or exchange offer). Subject to certain exceptions set forth in the Indenture, without the consent of any Holder, the Issuer and the Trustee may amend the Indenture to, among other things, cure any ambiguity, defect or inconsistency in the Indenture, to provide for the assumption by a successor of the obligations of the Issuer, to evidence and provide for the acceptance of appointment by a successor Trustee, to make any change that does not materially and adversely affect the rights of any Holder or to provide for uncertificated 2052 Fixed Rate Notes in addition to or in place of certificated 2052 Fixed Rate Notes.

10.	Defaults and Remedies

If certain Events of Default with respect to the 2052 Fixed Rate Notes shall occur, the principal amount of all the 2052 Fixed Rate Notes may be declared to become immediately due and payable.

Holders may not enforce the Indenture or the 2052 Fixed Rate Notes except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the 2052 Fixed Rate Notes unless it receives reasonable indemnity and/or security.

11.	Trustee Dealings with the Issuer

Subject to certain limitations set forth in the Indenture, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of 2052 Fixed Rate Notes and may otherwise deal with and collect obligations owed to it by the Issuer or its Affiliates and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Trustee.

12.	No Recourse Against Others

No recourse for the payment of the principal of or other amounts on any of the 2052 Fixed Rate Notes or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Issuer or the applicable Guarantor in this Indenture, or in any of the 2052 Fixed Rate Notes, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, limited partner, stockholder, officer, director, employee or controlling person of the Issuer (other than the applicable Guarantor under the Guarantees) or the applicable Guarantor or of any successor Persons thereof. Each Holder, by accepting the 2052 Fixed Rate Notes, waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the 2052 Fixed Rate Notes. Such waiver may not be effective to waive liabilities under U.S. federal securities laws.

13.	Authentication

This 2052 Fixed Rate Note shall not be valid until an authorized signatory of the Trustee (or an authenticating agent acting on its behalf) manually or electronically signs the certificate of authentication on the other side of this 2052 Fixed Rate Note.

14.	CUSIP Numbers

The Issuer in issuing the 2052 Fixed Rate Notes may use “CUSIP” numbers (if then generally in use). No representation is made as to the accuracy of such numbers either as printed on the 2052 Fixed Rate Notes or as contained in any such notice and reliance may be placed only on the other identification numbers placed on the 2052 Fixed Rate Notes. The Issuer will promptly notify the Trustee, in writing, of any change in the “CUSIP” number.

15.	Governing Law

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

16.	Demerger Capital Reduction

By their holding of the 2052 Fixed Rate Note, each Holder shall be deemed without the need for any further action to have unconditionally and irrevocably (i) consented to any reduction in the capital of Haleon which is implemented within 6 months of the Demerger, (ii) agreed not to object to the Demerger Capital Reduction, and (iii) appointed the Issuer, or such person (other than the Trustee) as the Issuer shall nominate as its agent to undertake all such acts and take all such steps on its behalf (including, without limitation, the execution and delivery of any documents to any court) as may be necessary or desirable for Haleon to implement the Demerger Capital Reduction.

17.	Agent for Service; Submission to Jurisdiction; Waiver of Immunities

The Issuer and each Guarantor have agreed that any suit, action or proceeding against the Issuer brought by any Holder or the Trustee arising out of or based upon the Indenture or the 2052 Fixed Rate Notes may be instituted in any state or federal court in The City of New York, New York. The Issuer and each Guarantor have irrevocably submitted to the non-exclusive jurisdiction of such courts for such purpose and waived, to the fullest extent permitted by law, trial by jury and any objection they may now or hereafter have to the laying of venue of any such proceeding, and any claim they may now or hereafter have that any proceeding in any such court is brought in an inconvenient forum. The Guarantors each have appointed the Issuer as its Authorized Agent upon whom all writs, process and summonses may be served in any suit, action or proceeding arising out of or based upon the Indenture or the 2052 Fixed Rate Notes which may be instituted in any state or federal court in The City of New York, New York. To the extent that either of the Issuer and the applicable Guarantor have or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment in aid or otherwise) with respect to themselves or any of their property, the Issuer and the applicable Guarantor have irrevocably waived and agreed not to plead or claim such immunity in respect of their obligations under the Indenture or the 2052 Fixed Rate Notes.

The Issuer shall furnish to any Holder upon written request and without charge to the Holder a copy of the Indenture which has in it the text of this 2052 Fixed Rate Note. Requests may be made to: GSK Consumer Healthcare Capital US LLC, attention: Timothy Woodthorpe (Group Treasurer), e-mail: cf.treasury@gsk.com, with copy to: Justin T. Huang (VP and Secretary), Charles David Simpson (VP and Treasurer) and Hatixhe Hoxha (Assistant Secretary), email address: US.CorpSec@gsk.com.

Schedule A

SCHEDULE OF INCREASES OR DECREASES IN 2052 FIXED RATE GLOBAL NOTE

The following increases or decreases in this 2052 Fixed Rate Global Note have been made:

Date of Exchange	Amount of decrease in Principal Amount of this 2052 Fixed Rate Global Note	Amount of increase in Principal Amount of this 2052 Fixed Rate Global Note	Principal Amount of this 2052 Fixed Rate Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Registrar

EXHIBIT F

FORM OF CALLABLE FIXED RATE GLOBAL NOTE

[Include the following legend for all Rule 144A Global Notes:]

THIS NOTE AND THE GUARANTEES OF THIS NOTE BY GLAXOSMITHKLINE PLC, EFFECTIVE BEFORE THE GUARANTEE ASSUMPTION DATE, AND HALEON PLC, EFFECTIVE FROM (AND INCLUDING) THE GUARANTEE ASSUMPTION DATE (UPON WHICH THE GUARANTEE OF GLAXOSMITHKLINE PLC WILL BE AUTOMATICALLY AND UNCONDITIONALLY TERMINATED AND RELEASED) (TOGETHER “THE GUARANTORS”) HAVE NOT BEEN REGISTERED UNDER THE US SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (A) REPRESENTS, WARRANTS, ACKNOWLEDGES AND AGREES FOR THE BENEFIT OF THE ISSUER, THE GUARANTORS AND THE TRUSTEE THAT IT IS A ‘‘QUALIFIED INSTITUTIONAL BUYER’’ (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) PURCHASING THE SECURITIES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ONE OR MORE QUALIFIED INSTITUTIONAL BUYERS; (B) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE SECURITIES OTHER THAN (1) TO THE ISSUER, (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (3) IN THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ONE OR MORE QUALIFIED INSTITUTIONAL BUYERS IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (4) IN AN OFFSHORE TRANSACTION TO A NON-U.S. PERSON IN COMPLIANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND ANY OTHER JURISDICTION; AND (C) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

[Include the following legend for all Regulation S Global Notes:]

THIS NOTE AND THE GUARANTEES OF THE NOTE BY GLAXOSMITHKLINE PLC, EFFECTIVE BEFORE THE GUARANTEE ASSUMPTION DATE, AND HALEON PLC, EFFECTIVE FROM (AND INCLUDING) THE GUARANTEE ASSUMPTION DATE (UPON WHICH THE GUARANTEE OF GLAXOSMITHKLINE PLC WILL BE AUTOMATICALLY AND UNCONDITIONALLY TERMINATED AND RELEASED) (TOGETHER “THE GUARANTORS”) HAVE NOT BEEN REGISTERED UNDER THE US SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION AND, ACCORDINGLY, MAY NOT BE

OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT. UNTIL THE EXPIRY OF THE PERIOD OF 40 DAYS AFTER THE LATER OF (i) THE DATE ON WHICH THE OFFERING OF THIS NOTE TO PERSONS OTHER THAN THE DISTRIBUTORS IN RELIANCE ON REGULATION S COMMENCED AND (ii) THE DATE OF ISSUANCE OF SUCH NOTE, SALES MAY NOT BE MADE IN THE UNITED STATES OR TO U.S. PERSONS UNLESS MADE TO QUALIFIED INSTITUTIONAL BUYERS AS DEFINED IN, AND IN TRANSACTIONS PURSUANT TO, RULE 144A UNDER THE SECURITIES ACT.

[FORM OF FACE OF CALLABLE FIXED RATE GLOBAL NOTE]

GSK Consumer Healthcare Capital US LLC

3.024% Callable Fixed Rate Senior Note due 2024

Guaranteed on a Senior Basis by

GlaxoSmithKline plc (prior to the Guarantee Assumption Date)

and

Haleon plc (from and including the Guarantee Assumption Date)

[Include the following for all Rule 144A Global Notes:]

CUSIP No. (144A): 36264FAA9

ISIN (144A): US36264FAA93

Common Code (144A): 246354294

No.:

[Include the following for all Regulation S Global Notes:]

CUSIP No. (Regulation S): U04020AA8

ISIN (Regulation S): USU04020AA82

Common Code (Regulation S): 246354227

No.:

Principal Amount $ as revised by Schedule A attached hereto of Increases and Decreases in this Callable Fixed Rate Global Note

This is to certify that CEDE & CO. is, as of the date hereof, the registered holder (the “Holder”) of $                 of 3.024% Callable Fixed Rate Senior Notes due 2024 represented by this Global Note. GSK Consumer Healthcare Capital US LLC, a public limited company incorporated under the laws of Delaware, promises to pay to the Holder, or registered assigns, the principal sum of $                 as revised by the Schedule of Increases and Decreases in Callable Fixed Rate Global Note attached hereto, on March 24, 2024.

In the event of a redemption or cancellation of the Callable Fixed Rate Notes in part only, the Callable Fixed Rate Notes evidenced by this Callable Fixed Rate Global Note shall be reduced by the principal amount so redeemed or cancelled. Thereafter, the Callable Fixed Rate Notes represented by this Callable Fixed Rate Global Note shall be the principal amount of Callable Fixed Rate Notes most recently entered by or on behalf of the Issuer in the relevant column in Schedule A attached hereto.

Reference is hereby made to the further provisions of this Callable Fixed Rate Note as set forth on the reverse hereof, which provisions shall for all purposes have the same effect as if set forth at this place.

GSK CONSUMER HEALTHCARE CAPITAL US LLC

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

Deutsche Bank Trust Company Americas, as Trustee, certifies that this is one of the Callable Fixed Rate Notes referred to in the Indenture

By:
Authorized Signatory	Date:

GUARANTEE OF GLAXOSMITHKLINE PLC

For value received, GlaxoSmithKline plc, a public limited company incorporated under the laws of England and Wales, having its principal executive offices at 980 Great West Road, Brentford, Middlesex TW8 9GS, England (the “GSK Guarantor,” which term includes any Person as a successor Guarantor under the Indenture referred to in the Note upon which this GSK Guarantee is endorsed), hereby fully and unconditionally guarantees to the Holder of the Note upon which this GSK Guarantee is endorsed and to the Trustee on behalf of each such Holder prior to the date on which GSK ceases to hold a direct or indirect interest in the share capital of GlaxoSmithKline Consumer Healthcare Holdings (No.2) Ltd, other than as a result of any interest it may have in the share capital of Haleon, in order to implement the Demerger (the “Guarantee Assumption Date”) the due payment of all principal of and other amounts on, each Note payable by GSK Consumer Healthcare Capital US LLC, a public limited company incorporated under the laws of Delaware (the “U.S. Issuer”, which term includes any successor Person under the Indenture) under the Indenture. In case of the failure of the U.S. Issuer to punctually make any such payment or satisfy any such obligation in respect of the U.S. Issuer Notes prior to the Guarantee Assumption Date, the GSK Guarantor hereby agrees to cause any such payment or obligation to be made or satisfied punctually when and as the same shall become due, payable or otherwise deliverable, whether on the stated maturity date or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the U.S. Issuer.

The indebtedness evidenced by this GSK Guarantee constitutes an unsubordinated and unsecured obligation of the GSK Guarantor and ranks equally and pari passu with all existing and future senior and unsecured obligations of the GSK Guarantor (except for obligations which may rank senior by operation of applicable law) and senior to all existing and future subordinated obligations of the GSK Guarantor.

The GSK Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Note or such Indenture, any failure to enforce the provisions of such Note or such Indenture, or any waiver, modification or indulgence granted to the U.S. Issuer with respect thereto, by the Holder of such Note or the Trustee or any other circumstance that may otherwise constitute a legal or equitable discharge of a guarantor; provided, however, that, notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the GSK Guarantor, increase the principal of such Note, or increase the amounts due in respect of the Notes, or alter the stated maturity date thereof. The GSK Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the U.S. Issuer, any right to require a proceeding first against the U.S. Issuer, protest or notice with respect to such Note or the indebtedness evidenced thereby or with respect to any sinking fund or analogous payment required under such Note and all demands whatsoever, and covenants that this GSK Guarantee will not be discharged except by payment or satisfaction in full of the principal of and Additional Amounts, if any, payable in respect of such Note. This GSK Guarantee is a guarantee of payment and not of collection.

The GSK Guarantor shall be subrogated to all rights of the Holder of such Note and the Trustee against the U.S. Issuer in respect of any amounts paid to such Holder by the GSK Guarantor pursuant to the provisions of this GSK Guarantee; provided, however, that the GSK Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon such right of subrogation until the principal of and Additional Amounts, if any, payable or deliverable in respect of all Notes issued under such Indenture shall have been paid in full.

No reference herein to such Indenture and no provision of such Indenture shall alter or impair the guarantees of the GSK Guarantor, which are absolute and unconditional, of the due and punctual payment or delivery of the principal of and Additional Amounts, if any, payable in respect of, the Note upon which this GSK Guarantee is endorsed.

This GSK Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of such Note shall have been manually or electronically executed by or on behalf of the Trustee under such Indenture.

All terms used in this GSK Guarantee that are defined in such Indenture shall have the meanings assigned to them in such Indenture.

This GSK Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the GSK Guarantor has caused this GSK Guarantee to be duly executed this 24th day of March 2022.

GLAXOSMITHKLINE PLC, as the GSK Guarantor

By:
Name:
Title:

By:
Name:
Title:

GUARANTEE OF HALEON

For value received, Haleon, a public limited company incorporated under the laws of England and Wales, having its principal executive offices at 980 Great West Road, Brentford, Middlesex TW8 9GS, England (the “Haleon Guarantor,” which term includes any Person as a successor Guarantor under the Indenture referred to in the Note upon which this Haleon Guarantee is endorsed), hereby fully and unconditionally guarantees to the Holder of the Note upon which this Haleon Guarantee is endorsed and to the Trustee on behalf of each such Holder from (and including) the date on which GSK ceases to hold a direct or indirect interest in the share capital of GlaxoSmithKline Consumer Healthcare Holdings (No.2) Ltd, other than as a result of any interest it may have in the share capital of Haleon, in order to implement the Demerger (the “Guarantee Assumption Date”) the due payment of all principal of and other amounts on, each Note payable by GSK Consumer Healthcare Capital US LLC, a public limited company incorporated under the laws of Delaware (the “U.S. Issuer,” which term includes any successor Person under the Indenture) under the Indenture. In case of the failure of the U.S. Issuer to punctually make any such payment or satisfy any such obligation in respect of the U.S. Issuer Notes, from (and including) the Guarantee Assumption Date, the Haleon Guarantor hereby agrees to cause any such payment or obligation to be made or satisfied punctually when and as the same shall become due, payable or otherwise deliverable, whether on the stated maturity date or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the U.S. Issuer.

The indebtedness evidenced by this Haleon Guarantee constitutes an unsubordinated and unsecured obligation of the Haleon Guarantor and ranks equally and pari passu with all existing and future senior and unsecured obligations of the Haleon Guarantor (except for obligations which may rank senior by operation of applicable law) and senior to all existing and future subordinated obligations of the Haleon Guarantor.

The Haleon Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Note or such Indenture, any failure to enforce the provisions of such Note or such Indenture, or any waiver, modification or indulgence granted to the U.S. Issuer with respect thereto, by the Holder of such Note or the Trustee or any other circumstance that may otherwise constitute a legal or equitable discharge of a guarantor; provided, however, that, notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Haleon Guarantor, increase the principal of such Note, or increase the amounts due in respect of the Notes, or alter the stated maturity date thereof. The Haleon Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the U.S. Issuer, any right to require a proceeding first against the U.S., protest or notice with respect to such Note or the indebtedness evidenced thereby or with respect to any sinking fund or analogous payment required under such Note and all demands whatsoever, and covenants that this Haleon Guarantee will not be discharged except by payment or satisfaction in full of the principal of and Additional Amounts, if any, payable in respect of such Note. This Haleon Guarantee is a guarantee of payment and not of collection.

The Haleon Guarantor shall be subrogated to all rights of the Holder of such Note and the Trustee against the U.S. Issuer in respect of any amounts paid to such Holder by the Haleon Guarantor pursuant to the provisions of this Haleon Guarantee; provided, however, that the Haleon Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon such right of subrogation until the principal of and Additional Amounts, if any, payable or deliverable in respect of all Notes issued under such Indenture shall have been paid in full.

No reference herein to such Indenture and no provision of such Indenture shall alter or impair the guarantees of the Haleon Guarantor, which are absolute and unconditional, of the due and punctual payment or delivery of the principal of and Additional Amounts, if any, payable in respect of, the Note upon which this Haleon Guarantee is endorsed.

This Haleon Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of such Note shall have been manually or electronically executed by or on behalf of the Trustee under such Indenture.

All terms used in this Haleon Guarantee that are defined in such Indenture shall have the meanings assigned to them in such Indenture.

This Haleon Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the Haleon Guarantor has caused this Haleon Guarantee to be duly executed this 24th day of March 2022.

HALEON PLC, as the Haleon Guarantor

By:
Name:
Title:

By:
Name:
Title:

[REVERSE SIDE OF NOTE]

GSK Consumer Healthcare Capital US LLC

3.024% Callable Fixed Rate Senior Note due 2024

Guaranteed on a Senior Basis by

GlaxoSmithKline plc (prior to the Guarantee Assumption Date)

and

Haleon plc (from and including the Guarantee Assumption Date)

1.	Interest

Interest on the Callable Fixed Rate Notes will be payable at a rate of 3.024% per annum.

Interest on the Callable Fixed Rate Notes will be payable semi-annually in arrear on 24 March and 24 September of each year, commencing on September 24, 2022 (each a “Fixed Rate Notes Interest Payment Date”) to the person in whose name this Callable Fixed Rate Note is registered at the close of business on the Regular Record Date that precedes the applicable Fixed Rate Notes Interest Payment Date.

The Callable Fixed Rate Notes will accrue interest from (and including) the Issue Date, or from the most recent Fixed Rate Notes Interest Payment Date, to (but excluding) the next succeeding Fixed Rate Notes Interest Payment Date. Interest on the Callable Fixed Rate Notes will be paid on the basis of twelve 30-day months assuming a 360-day year.

2.	Method of Payment

Not later than 11:00am New York City time on the due date for any payment due in respect of the Callable Fixed Rate Notes and on the Callable Fixed Rate Notes Maturity Date, GSK Consumer Healthcare Capital US LLC (the “Issuer”) shall deposit with the relevant Paying Agent in same day immediately available funds an amount sufficient to make cash payments due on such due date of payments of any other amounts or the Maturity Date, as the case may be. Holders must surrender Callable Fixed Rate Notes to a Paying Agent to collect principal payments. The Issuer shall pay principal and other amounts in cash in U.S. dollars.

Payments in respect of Callable Fixed Rate Notes represented by a Global Note (including principal and other amounts) shall be made by the transfer of immediately available funds to the accounts specified by the Depositary. The Issuer shall make all payments in respect of a Certificated Note (including principal and other amounts) by wire transfer to the specified account maintained by the payee by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 15 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

3.	Paying Agent, Transfer Agent, Calculation Agent and Registrar

Initially, Deutsche Bank Trust Company Americas (the “Trustee”) shall act as Trustee, Principal Paying Agent, Transfer Agent, calculation agent and as Registrar. The Issuer may appoint and change any Paying Agent, Transfer Agent, calculation agent and Registrar or co-registrar without notice to any Holder. The Issuer or the applicable Guarantor may act as Paying Agent, Transfer Agent, calculation agent and Registrar or co-registrar.

4.	Indenture

The Issuer issued the Callable Fixed Rate Notes under an Indenture, dated as of March 24, 2022 (as it may be amended or supplemented from time to time in accordance with the terms thereof, the “Indenture”), among the Issuers, the Guarantors, the Trustee, the Principal Paying Agent, the Transfer Agent and the Registrar. The terms of the Callable Fixed Rate Notes include those stated in the Indenture. Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. The Callable Fixed Rate Notes are subject to all such terms, and Holders are referred to the Indenture for a statement of those terms. Each Holder by accepting a Callable Fixed Rate Note agrees to be bound by all of the terms and provisions of the Indenture, as amended from time to time.

The Callable Fixed Rate Notes are general unsecured obligations of the Issuer limited to $                 aggregate principal amount.

Prior to the Guarantee Assumption date, the Callable Fixed Rate Notes are unconditionally and irrevocably guaranteed by the GSK Guarantor under the GSK Guarantee. With effect from (and including) the Guarantee Assumption Date, the Callable Fixed Rate Notes are unconditionally and irrevocably guaranteed by the Haleon Guarantor under the Haleon Guarantee, in each case for the benefit of the Holders pursuant to the Indenture.

5.	Redemption

Unless earlier redeemed, purchased or cancelled as provided in the Indenture, the Notes will be redeemed by the Issuer at their principal amount on March 24, 2024.

5.1 Optional Redemption for Tax Reasons

The Issuer may redeem the Callable Fixed Rate Notes in whole but not in part at any time prior to maturity, at a redemption price equal to 100% of their principal amount plus accrued interest to the date fixed for redemption, if:

(a) the Issuer determines that, as a result of any change in or amendment to the laws or any regulations or rulings promulgated thereunder of the United Kingdom or the United States, or any change in the application or official interpretation of such laws, regulations or rulings, or any change in the application or official interpretation of, or any execution of or amendment to, any treaty or treaties affecting taxation to which any such jurisdiction is a party, which change, execution or amendment becomes effective on or after the Issue Date: (i) the Issuer would be required to pay Additional Amounts on the Callable Fixed Rate Notes on the next succeeding Interest Payment Date and the payment of such additional amounts cannot be avoided by the use of reasonable measures available to the Issuer or the applicable Guarantor; or (ii) withholding tax has been or would be required to be withheld with respect to interest income received or receivable by the Issuer directly from the applicable Guarantor (or any Affiliate) and such withholding tax obligation cannot be avoided by the use of reasonable measures available to the Issuer or the applicable Guarantor (or any Affiliate); or

(b) the Issuer determines, based upon an opinion of independent counsel of recognised standing that, as a result of any action taken by any legislative body of, taxing authority of, or any action brought in a court of competent jurisdiction in, the United Kingdom or the United States, which action is taken or brought on after the Issue Date, there is a substantial probability that the circumstances described above would exist; provided, however, that no such notice of redemption may be given earlier than 90 days prior to the earliest date on which the Issuer would be obligated to pay such Additional Amounts.

5.2 Make-Whole and Par Redemption

Prior to the Callable Fixed Rate Notes Par Call Date, the Issuer may redeem the Callable Fixed Rate Notes, in whole or in part, at its option at any time and from time to time at a redemption price equal to the greater of (i) 100% of the principal amount of the Callable Fixed Rate Notes to be redeemed on that redemption date and (ii) as determined by the Issuer, the sum of the present values of the remaining scheduled payments of principal of and interest on the Callable Fixed Rate Notes to be redeemed on that redemption date (not including any portion of such payments of interest accrued as of the redemption date) that would be due if the Callable Fixed Rate Notes matured on the Callable Fixed Rate Notes Par Call Date, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, in each case plus accrued and unpaid interest, if any, thereon to, but excluding, the redemption date.

On or after the Callable Fixed Rate Notes Par Call Date, the Issuer may redeem the Callable Fixed Rate Notes, in whole or in part, at its option at any time and from time to time at a redemption price equal to 100% of the principal amount of the Callable Fixed Rate Notes to be redeemed, plus accrued and unpaid interest, if any, thereon to, but excluding, the redemption date.

5.3 Redemption upon a Change of Control Put Event

If a Change of Control Put Event occurs with respect to the Callable Fixed Rate Notes, the Holders will have the option to require the Issuer to redeem or, at the Issuer’s option, purchase (or procure the purchase of) the whole, but not part, of such Holders’ Callable Fixed Rate Notes not previously called for redemption on the Change of Control Put Date at the Change of Control Redemption Amount together with interest accrued (but unpaid) to (but excluding) the Change of Control Put Date.

5.4 Special Mandatory Early Redemption

If the Demerger has not completed by the first anniversary of the Issue Date or, if earlier, GSK releases an announcement which makes public that it no longer intends to pursue the Demerger, a Special Mandatory Redemption Event shall occur in accordance with the terms of the Indenture, pursuant to which the Issuer shall redeem the Callable Fixed Rate Notes in whole, but not in part, at a redemption price equal to 101 per cent, of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, thereon to, but excluding, the redemption date.

6.	Denominations; Transfer

The Callable Fixed Rate Notes are in book-entry form only, and only in denominations of $250,000 and multiples of $1,000 in excess thereof. A Holder may transfer Callable Fixed Rate Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture.

7.	Persons Deemed Owners

The registered Holder of this Callable Fixed Rate Note may be treated as the owner of it for all purposes.

8.	Unclaimed Money

Any money deposited with the Trustee or the Paying Agent, or then held by the Issuer, as banker for the payment of the principal of or other amounts on, any Callable Fixed Rate Note and remaining unclaimed for (a) 10 years after such principal has become due and payable or (b) five years after other amounts have become due and payable, shall promptly upon request be paid to the Issuer or (if then held by the Issuer) shall be discharged from such trust. The Holder of such Callable Fixed Rate Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof, without interest and until such amount must be remitted to the state under escheat or similar laws, and all liability of the Trustee or the Paying Agent with respect to such trust money, and all liability of the Issuer as trustee thereof, shall thereupon cease.

9.	Amendment; Waiver

Subject to certain exceptions set forth in the Indenture, (i) the Indenture, the Callable Fixed Rate Notes or the Guarantees may be amended with the consent of the Holders of a majority in principal amount of the Callable Fixed Rate Notes then Outstanding and (ii) any past default or noncompliance with any provision may be waived with the consent of the Holders of a majority in aggregate principal amount of the Callable Fixed Rate Notes at the time Outstanding (including consents obtained in connection with a tender offer or exchange offer). Subject to certain exceptions set forth in the Indenture, without the consent of any Holder, the Issuer and the Trustee may amend the Indenture to, among other things, cure any ambiguity, defect or inconsistency in the Indenture, to provide for the assumption by a successor of the obligations of the Issuer, to evidence and provide for the acceptance of appointment by a successor Trustee, to make any change that does not materially and adversely affect the rights of any Holder or to provide for uncertificated Callable Fixed Rate Notes in addition to or in place of certificated Callable Fixed Rate Notes.

10.	Defaults and Remedies

If certain Events of Default with respect to the Callable Fixed Rate Notes shall occur, the principal amount of all the Callable Fixed Rate Notes may be declared to become immediately due and payable.

Holders may not enforce the Indenture or the Callable Fixed Rate Notes except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Callable Fixed Rate Notes unless it receives reasonable indemnity and/or security.

11.	Trustee Dealings with the Issuer

Subject to certain limitations set forth in the Indenture, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Callable Fixed Rate Notes and may otherwise deal with and collect obligations owed to it by the Issuer or its Affiliates and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Trustee.

12.	No Recourse Against Others

No recourse for the payment of the principal of or other amounts on any of the Callable Fixed Rate Notes or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Issuer or the applicable Guarantor in this Indenture, or in any of the Callable Fixed Rate Notes, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, limited partner, stockholder, officer, director, employee or controlling person of the Issuer (other than the applicable Guarantor under the Guarantees) or the applicable Guarantor or of any successor Persons thereof. Each Holder, by accepting the Callable Fixed Rate Notes, waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Callable Fixed Rate Notes. Such waiver may not be effective to waive liabilities under U.S. federal securities laws.

13.	Authentication

This Callable Fixed Rate Note shall not be valid until an authorized signatory of the Trustee (or an authenticating agent acting on its behalf) manually or electronically signs the certificate of authentication on the other side of this Callable Fixed Rate Note.

14.	CUSIP Numbers

The Issuer in issuing the Callable Fixed Rate Notes may use “CUSIP” numbers (if then generally in use). No representation is made as to the accuracy of such numbers either as printed on the Callable Fixed Rate Notes or as contained in any such notice and reliance may be placed only on the other identification numbers placed on the Callable Fixed Rate Notes. The Issuer will promptly notify the Trustee, in writing, of any change in the “CUSIP” number.

15.	Governing Law

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

16.	Demerger Capital Reduction

By their holding of the Callable Fixed Rate Note, each Holder shall be deemed without the need for any further action to have unconditionally and irrevocably (i) consented to any reduction in the capital of Haleon which is implemented within 6 months of the Demerger, (ii) agreed not to object to the Demerger Capital Reduction, and (iii) appointed the Issuer, or such person (other than the Trustee) as the Issuer shall nominate as its agent to undertake all such acts and take all such steps on its behalf (including, without limitation, the execution and delivery of any documents to any court) as may be necessary or desirable for Haleon to implement the Demerger Capital Reduction.

17.	Agent for Service; Submission to Jurisdiction; Waiver of Immunities

The Issuer and each Guarantor have agreed that any suit, action or proceeding against the Issuer brought by any Holder or the Trustee arising out of or based upon the Indenture or the Callable Fixed Rate Notes may be instituted in any state or federal court in The City of New York, New York. The Issuer and each Guarantor have irrevocably submitted to the non-exclusive jurisdiction of such courts for such purpose and waived, to the fullest extent permitted by law, trial by jury and any objection they may now or hereafter have to the laying of venue of any such proceeding, and any claim they may now or hereafter have that any proceeding in any such court is brought in an inconvenient forum. The Guarantors each have appointed the Issuer as its Authorized Agent upon whom all writs, process and summonses may be served in any suit, action or proceeding arising out of or based upon the Indenture or the Callable Fixed Rate Notes which may be instituted in any state or federal court in The City of New York, New York. To the extent that either of the Issuer and the applicable Guarantor have or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment in aid or otherwise) with respect to themselves or any of their property, the Issuer and the applicable Guarantor have irrevocably waived and agreed not to plead or claim such immunity in respect of their obligations under the Indenture or the Callable Fixed Rate Notes.

The Issuer shall furnish to any Holder upon written request and without charge to the Holder a copy of the Indenture which has in it the text of this Callable Fixed Rate Note. Requests may be made to: GSK Consumer Healthcare Capital US LLC, attention: Timothy Woodthorpe (Group Treasurer), e-mail: cf.treasury@gsk.com, with copy to: Justin T. Huang (VP and Secretary), Charles David Simpson (VP and Treasurer) and Hatixhe Hoxha (Assistant Secretary), email address: US.CorpSec@gsk.com.

Schedule A

SCHEDULE OF INCREASES OR DECREASES IN CALLABLE FIXED RATE GLOBAL NOTE

The following increases or decreases in this Callable Fixed Rate Global Note have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Callable Fixed Rate Global Note	Amount of increase in Principal Amount of this Callable Fixed Rate Global Note	Principal Amount of this Callable Fixed Rate Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Registrar

EXHIBIT G

FORM OF CALLABLE FLOATING RATE GLOBAL NOTE

[Include the following legend for all Rule 144A Global Notes:]

THIS NOTE AND THE GUARANTEES OF THIS NOTE BY GLAXOSMITHKLINE PLC, EFFECTIVE BEFORE THE GUARANTEE ASSUMPTION DATE, AND HALEON PLC, EFFECTIVE FROM (AND INCLUDING) THE GUARANTEE ASSUMPTION DATE (UPON WHICH THE GUARANTEE OF GLAXOSMITHKLINE PLC WILL BE AUTOMATICALLY AND UNCONDITIONALLY TERMINATED AND RELEASED) (TOGETHER “THE GUARANTORS”) HAVE NOT BEEN REGISTERED UNDER THE US SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (A) REPRESENTS, WARRANTS, ACKNOWLEDGES AND AGREES FOR THE BENEFIT OF THE ISSUER, THE GUARANTORS AND THE TRUSTEE THAT IT IS A ‘‘QUALIFIED INSTITUTIONAL BUYER’’ (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) PURCHASING THE SECURITIES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ONE OR MORE QUALIFIED INSTITUTIONAL BUYERS; (B) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE SECURITIES OTHER THAN (1) TO THE ISSUER, (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (3) IN THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ONE OR MORE QUALIFIED INSTITUTIONAL BUYERS IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (4) IN AN OFFSHORE TRANSACTION TO A NON-U.S. PERSON IN COMPLIANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND ANY OTHER JURISDICTION; AND (C) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

[Include the following legend for all Regulation S Global Notes:]

THIS NOTE AND THE GUARANTEES OF THE NOTE BY GLAXOSMITHKLINE PLC, EFFECTIVE BEFORE THE GUARANTEE ASSUMPTION DATE, AND HALEON PLC, EFFECTIVE FROM (AND INCLUDING) THE GUARANTEE ASSUMPTION DATE (UPON WHICH THE GUARANTEE OF GLAXOSMITHKLINE PLC WILL BE AUTOMATICALLY AND UNCONDITIONALLY TERMINATED AND RELEASED) (TOGETHER “THE GUARANTORS”) HAVE NOT BEEN REGISTERED UNDER THE US SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF

ANY STATE OR ANY OTHER JURISDICTION AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT. UNTIL THE EXPIRY OF THE PERIOD OF 40 DAYS AFTER THE LATER OF (i) THE DATE ON WHICH THE OFFERING OF THIS NOTE TO PERSONS OTHER THAN THE DISTRIBUTORS IN RELIANCE ON REGULATION S COMMENCED AND (ii) THE DATE OF ISSUANCE OF SUCH NOTE, SALES MAY NOT BE MADE IN THE UNITED STATES OR TO U.S. PERSONS UNLESS MADE TO QUALIFIED INSTITUTIONAL BUYERS AS DEFINED IN, AND IN TRANSACTIONS PURSUANT TO, RULE 144A UNDER THE SECURITIES ACT.

[FORM OF FACE OF CALLABLE FLOATING RATE GLOBAL NOTE]

GSK Consumer Healthcare Capital US LLC

Callable Senior Floating Rate Note due 2024

Guaranteed on a Senior Basis by

GlaxoSmithKline plc (prior to the Guarantee Assumption Date)

and

Haleon plc (from and including the Guarantee Assumption Date)

[Include the following for all Rule 144A Global Notes:]

CUSIP No. (144A): 36264GAB5

ISIN (144A): US36264GAB59

Common Code (144A): 246354324

No.:

[Include the following for all Regulation S Global Notes:]

CUSIP No. (Regulation S): U0396GAB9

ISIN (Regulation S): USU0396GAB96

Common Code (Regulation S): 246354219

No.:

Principal Amount $ as revised by Schedule A attached hereto of Increases and Decreases in this Callable Floating Rate Global Note

This is to certify that CEDE & CO. is, as of the date hereof, the registered holder (the “Holder”) of $                     of Callable Senior Floating Rate Notes due 2024 represented by this Global Note. GSK Consumer Healthcare Capital US LLC, a public limited company incorporated under the laws of England and Wales, promises to pay to the Holder, or registered assigns, the principal sum of $                     as revised by the Schedule of Increases and Decreases in Callable Floating Rate Global Note attached hereto, on March 24, 2024.

In the event of a redemption or cancellation of the Callable Floating Rate Notes in part only, the Callable Floating Rate Notes evidenced by this Callable Floating Rate Global Note shall be reduced by the principal amount so redeemed or cancelled. Thereafter, the Callable Floating Rate Notes represented by this Callable Floating Rate Global Note shall be the principal amount of Callable Floating Rate Notes most recently entered by or on behalf of the Issuer in the relevant column in Schedule A attached hereto.

Reference is hereby made to the further provisions of this Callable Floating Rate Note as set forth on the reverse hereof, which provisions shall for all purposes have the same effect as if set forth at this place.

GSK CONSUMER HEALTHCARE CAPITAL US LLC

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF
AUTHENTICATION

Deutsche Bank Trust Company Americas, as Trustee, certifies that this is one of the Callable Floating Rate Notes referred to in the Indenture

By:
	Authorized Signatory	Date:

GUARANTEE OF GLAXOSMITHKLINE PLC

For value received, GlaxoSmithKline plc, a public limited company incorporated under the laws of England and Wales, having its principal executive offices at 980 Great West Road, Brentford, Middlesex TW8 9GS, England (the “GSK Guarantor,” which term includes any Person as a successor Guarantor under the Indenture referred to in the Note upon which this GSK Guarantee is endorsed), hereby fully and unconditionally guarantees to the Holder of the Note upon which this GSK Guarantee is endorsed and to the Trustee on behalf of each such Holder prior to the date on which GSK ceases to hold a direct or indirect interest in the share capital of GlaxoSmithKline Consumer Healthcare Holdings (No.2) Ltd, other than as a result of any interest it may have in the share capital of Haleon, in order to implement the Demerger (the “Guarantee Assumption Date”) the due payment of all principal of and other amounts on, each Note payable by GSK Consumer Healthcare Capital US LLC, a public limited company incorporated under the laws of Delaware (the “U.S. Issuer”, which term includes any successor Person under the Indenture) under the Indenture. In case of the failure of the U.S. Issuer to punctually make any such payment or satisfy any such obligation in respect of the U.S. Issuer Notes prior to the Guarantee Assumption Date, the GSK Guarantor hereby agrees to cause any such payment or obligation to be made or satisfied punctually when and as the same shall become due, payable or otherwise deliverable, whether on the stated maturity date or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the U.S. Issuer.

The indebtedness evidenced by this GSK Guarantee constitutes an unsubordinated and unsecured obligation of the GSK Guarantor and ranks equally and pari passu with all existing and future senior and unsecured obligations of the GSK Guarantor (except for obligations which may rank senior by operation of applicable law) and senior to all existing and future subordinated obligations of the GSK Guarantor.

The GSK Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Note or such Indenture, any failure to enforce the provisions of such Note or such Indenture, or any waiver, modification or indulgence granted to the U.S. Issuer with respect thereto, by the Holder of such Note or the Trustee or any other circumstance that may otherwise constitute a legal or equitable discharge of a guarantor; provided, however, that, notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the GSK Guarantor, increase the principal of such Note, or increase the amounts due in respect of the Notes, or alter the stated maturity date thereof. The GSK Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the U.S. Issuer, any right to require a proceeding first against the U.S. Issuer, protest or notice with respect to such Note or the indebtedness evidenced thereby or with respect to any sinking fund or analogous payment required under such Note and all demands whatsoever, and covenants that this GSK Guarantee will not be discharged except by payment or satisfaction in full of the principal of and Additional Amounts, if any, payable in respect of such Note. This GSK Guarantee is a guarantee of payment and not of collection.

The GSK Guarantor shall be subrogated to all rights of the Holder of such Note and the Trustee against the U.S. Issuer in respect of any amounts paid to such Holder by the GSK Guarantor pursuant to the provisions of this GSK Guarantee; provided, however, that the GSK Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon such right of subrogation until the principal of and Additional Amounts, if any, payable or deliverable in respect of all Notes issued under such Indenture shall have been paid in full.

No reference herein to such Indenture and no provision of such Indenture shall alter or impair the guarantees of the GSK Guarantor, which are absolute and unconditional, of the due and punctual payment or delivery of the principal of and Additional Amounts, if any, payable in respect of, the Note upon which this GSK Guarantee is endorsed.

This GSK Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of such Note shall have been manually or electronically executed by or on behalf of the Trustee under such Indenture.

All terms used in this GSK Guarantee that are defined in such Indenture shall have the meanings assigned to them in such Indenture.

This GSK Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the GSK Guarantor has caused this GSK Guarantee to be duly executed this 24th day of March 2022.

GLAXOSMITHKLINE PLC, as the GSK Guarantor

By:
Name:
Title:

By:
Name:
Title:

GUARANTEE OF HALEON

For value received, Haleon, a public limited company incorporated under the laws of England and Wales, having its principal executive offices at 980 Great West Road, Brentford, Middlesex TW8 9GS, England (the “Haleon Guarantor,” which term includes any Person as a successor Guarantor under the Indenture referred to in the Note upon which this Haleon Guarantee is endorsed), hereby fully and unconditionally guarantees to the Holder of the Note upon which this Haleon Guarantee is endorsed and to the Trustee on behalf of each such Holder from (and including) the date on which GSK ceases to hold a direct or indirect interest in the share capital of GlaxoSmithKline Consumer Healthcare Holdings (No.2) Ltd, other than as a result of any interest it may have in the share capital of Haleon, in order to implement the Demerger (the “Guarantee Assumption Date”) the due payment of all principal of and other amounts on, each Note payable by GSK Consumer Healthcare Capital US LLC, a public limited company incorporated under the laws of Delaware (the “U.S. Issuer,” which term includes any successor Person under the Indenture) under the Indenture. In case of the failure of the U.S. Issuer to punctually make any such payment or satisfy any such obligation in respect of the U.S. Issuer Notes, from (and including) the Guarantee Assumption Date, the Haleon Guarantor hereby agrees to cause any such payment or obligation to be made or satisfied punctually when and as the same shall become due, payable or otherwise deliverable, whether on the stated maturity date or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the U.S. Issuer.

The indebtedness evidenced by this Haleon Guarantee constitutes an unsubordinated and unsecured obligation of the Haleon Guarantor and ranks equally and pari passu with all existing and future senior and unsecured obligations of the Haleon Guarantor (except for obligations which may rank senior by operation of applicable law) and senior to all existing and future subordinated obligations of the Haleon Guarantor.

The Haleon Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Note or such Indenture, any failure to enforce the provisions of such Note or such Indenture, or any waiver, modification or indulgence granted to the U.S. Issuer with respect thereto, by the Holder of such Note or the Trustee or any other circumstance that may otherwise constitute a legal or equitable discharge of a guarantor; provided, however, that, notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Haleon Guarantor, increase the principal of such Note, or increase the amounts due in respect of the Notes, or alter the stated maturity date thereof. The Haleon Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the U.S. Issuer, any right to require a proceeding first against the U.S., protest or notice with respect to such Note or the indebtedness evidenced thereby or with respect to any sinking fund or analogous payment required under such Note and all demands whatsoever, and covenants that this Haleon Guarantee will not be discharged except by payment or satisfaction in full of the principal of and Additional Amounts, if any, payable in respect of such Note. This Haleon Guarantee is a guarantee of payment and not of collection.

The Haleon Guarantor shall be subrogated to all rights of the Holder of such Note and the Trustee against the U.S. Issuer in respect of any amounts paid to such Holder by the Haleon Guarantor pursuant to the provisions of this Haleon Guarantee; provided, however, that the Haleon Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon such right of subrogation until the principal of and Additional Amounts, if any, payable or deliverable in respect of all Notes issued under such Indenture shall have been paid in full.

No reference herein to such Indenture and no provision of such Indenture shall alter or impair the guarantees of the Haleon Guarantor, which are absolute and unconditional, of the due and punctual payment or delivery of the principal of and Additional Amounts, if any, payable in respect of, the Note upon which this Haleon Guarantee is endorsed.

This Haleon Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of such Note shall have been manually or electronically executed by or on behalf of the Trustee under such Indenture.

All terms used in this Haleon Guarantee that are defined in such Indenture shall have the meanings assigned to them in such Indenture.

This Haleon Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the Haleon Guarantor has caused this Haleon Guarantee to be duly executed this 24th day of March 2022.

HALEON PLC, as the Haleon Guarantor

By:
Name:
Title:

By:
Name:
Title:

[REVERSE SIDE OF NOTE]

GSK Consumer Healthcare Capital US LLC

Callable Senior Floating Rate Note due 2024

Guaranteed on a Senior Basis by

GlaxoSmithKline plc (prior to the Guarantee Assumption Date)

and

Haleon plc (from and including the Guarantee Assumption Date)

1.	Interest

The initial interest rate on the Callable Floating Rate Notes for the first Callable Floating Rate Notes Interest Period will be equal to the Benchmark plus 0.89% per annum (the “Callable Floating Rate Notes Margin”). Thereafter, the interest rate on the Callable Floating Rate Notes for any Callable Floating Rate Notes Interest Period will be a per annum rate equal to the Benchmark, as determined on the applicable Interest Determination Date plus the Callable Floating Rate Notes Margin.

The interest rate on the Callable Floating Rate Notes will be calculated quarterly on the date that is two USGS Business Days before each Callable Floating Rate Notes Interest Payment Date (each such date, an “Interest Determination Date”).

Interest on the Callable Floating Rate Notes will be payable quarterly in arrear on 24 March, 24 June, 24 September and 24 December of each year, commencing on June 24, 2022 (each a “Callable Floating Rate Notes Interest Payment Date”), to the person in whose name a Callable Floating Rate Note is registered at the close of business on the Regular Record Date that precedes the applicable Callable Floating Rate Notes Interest Payment Date. Interest on the Callable Floating Rate Notes will be calculated on the basis of the actual number of days in each Callable Floating Rate Notes Interest Period, assuming a 360-day year.

Should a Benchmark Transition Event occur, certain transitional provisions relating to the calculation of the Benchmark will apply, as set out in the Indenture.

2.	Method of Payment

Not later than 11:00am New York City time on the due date for any payment due in respect of the Callable Floating Rate Notes and on the Callable Floating Rate Notes Maturity Date, GSK Consumer Healthcare Capital US LLC (the “Issuer”) shall deposit with the relevant Paying Agent in same day immediately available funds an amount sufficient to make cash payments due on such due date of payments of any other amounts or the Maturity Date, as the case may be. Holders must surrender Callable Floating Rate Notes to a Paying Agent to collect principal payments. The Issuer shall pay principal and other amounts in cash in U.S. dollars.

Payments in respect of Callable Floating Rate Notes represented by a Global Note (including principal and other amounts) shall be made by the transfer of immediately available funds to the accounts specified by the Depositary. The Issuer shall make all payments in respect of a Certificated Note (including principal and other amounts) by wire transfer to the specified account maintained by the payee by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 15 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

3.	Paying Agent, Transfer Agent, Calculation Agent and Registrar

Initially, Deutsche Bank Trust Company Americas (the “Trustee”) shall act as Trustee, Principal Paying Agent, Transfer Agent and as Registrar. The Issuer may appoint and change any Paying Agent, Transfer Agent, calculation agent and Registrar or co-registrar without notice to any Holder. The Issuer or the applicable Guarantor may act as Paying Agent, Transfer Agent, calculation agent and Registrar or co-registrar.

4.	Indenture

The Issuer issued the Callable Floating Rate Notes under an Indenture, dated as of March 24, 2022 (as it may be amended or supplemented from time to time in accordance with the terms thereof, the “Indenture”), among the Issuers, the Guarantors, the Trustee, the Principal Paying Agent, the Transfer Agent and the Registrar. The terms of the Callable Floating Rate Notes include those stated in the Indenture. Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. The Callable Floating Rate Notes are subject to all such terms, and Holders are referred to the Indenture for a statement of those terms. Each Holder by accepting a Callable Floating Rate Note agrees to be bound by all of the terms and provisions of the Indenture, as amended from time to time.

The Callable Floating Rate Notes are general unsecured obligations of the Issuer limited to $                 aggregate principal amount.

Prior to the Guarantee Assumption Date, the Callable Floating Rate Notes are unconditionally and irrevocably guaranteed by the GSK Guarantor under the GSK Guarantee. With effect from (and including) the Guarantee Assumption Date, the Callable Floating Rate Notes are unconditionally and irrevocably guaranteed by the Haleon Guarantor under the Haleon Guarantee, in each case for the benefit of the Holders pursuant to the Indenture.

5.	Redemption

Unless earlier redeemed, purchased or cancelled as provided in the Indenture, the Notes will be redeemed by the Issuer at their principal amount on March 24, 2024.

5.1 Optional Redemption for Tax Reasons

The Issuer may redeem the Callable Floating Rate Notes in whole but not in part at any time prior to maturity, at a redemption price equal to 100% of their principal amount plus accrued interest to the date fixed for redemption, if:

(a) the Issuer determines that, as a result of any change in or amendment to the laws or any regulations or rulings promulgated thereunder of the United Kingdom or the United States, or any change in the application or official interpretation of such laws, regulations or rulings, or any change in the application or official interpretation of, or any execution of or amendment to, any treaty or treaties affecting taxation to which any such jurisdiction is a party, which change, execution or amendment becomes effective on or after the Issue Date: (i) the Issuer would be required to pay Additional Amounts on the Callable Floating Rate Notes on the next succeeding Interest Payment Date and the payment of such additional amounts cannot be avoided by the use of reasonable measures available to the Issuer or the applicable Guarantor; or (ii) withholding tax has been or would be required to be withheld with respect to interest income received or receivable by the Issuer directly from the applicable Guarantor (or any Affiliate) and such withholding tax obligation cannot be avoided by the use of reasonable measures available to the Issuer or the applicable Guarantor (or any Affiliate); or

(b) the Issuer determines, based upon an opinion of independent counsel of recognised standing that, as a result of any action taken by any legislative body of, taxing authority of, or any action brought in a court of competent jurisdiction in, the United Kingdom or the United States, which action is taken or brought on after the Issue Date, there is a substantial probability that the circumstances described above would exist; provided, however, that no such notice of redemption may be given earlier than 90 days prior to the earliest date on which the Issuer would be obligated to pay such Additional Amounts.

5.2 Par Redemption

On or after the Callable Floating Rate Notes Par Call Date, the Issuer may redeem the Callable Floating Rate Notes, in whole or in part, at its option at any time and from time to time at a redemption price equal to 100% of the principal amount of the Callable Floating Rate Notes to be redeemed, plus accrued and unpaid interest, if any, thereon to, but excluding, the redemption date.

5.3 Redemption upon a Change of Control Put Event

If a Change of Control Put Event occurs with respect to the Callable Floating Rate Notes, the Holders will have the option to require the Issuer to redeem or, at the Issuer’s option, purchase (or procure the purchase of) the whole, but not part, of such Holders’ Callable Floating Rate Notes not previously called for redemption on the Change of Control Put Date at the Change of Control Redemption Amount together with interest accrued (but unpaid) to (but excluding) the Change of Control Put Date.

5.4 Special Mandatory Early Redemption

If the Demerger has not completed by the first anniversary of the Issue Date or, if earlier, GSK releases an announcement which makes public that it no longer intends to pursue the Demerger, a Special Mandatory Redemption Event shall occur in accordance with the terms of the Indenture, pursuant to which the Issuer shall redeem the Callable Floating Rate Notes in whole, but not in part, at a redemption price equal to 101 per cent, of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, thereon to, but excluding, the redemption date.

6.	Denominations; Transfer

The Callable Floating Rate Notes are in book-entry form only, and only in denominations of $250,000 and multiples of $1,000 in excess thereof. A Holder may transfer Callable Floating Rate Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture.

7.	Persons Deemed Owners

The registered Holder of this Callable Floating Rate Note may be treated as the owner of it for all purposes.

8.	Unclaimed Money

Any money deposited with the Trustee or the Paying Agent, or then held by the Issuer, as banker for the payment of the principal of or other amounts on, any Callable Floating Rate Note and remaining unclaimed for (a) 10 years after such principal has become due and payable or (b) five years after other amounts have become due and payable, shall promptly upon request be paid to the Issuer or (if then held by the Issuer) shall be discharged from such trust. The Holder of such Callable Floating Rate Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof, without interest and until such amount must be remitted to the state under escheat or similar laws, and all liability of the Trustee or the Paying Agent with respect to such trust money, and all liability of the Issuer as trustee thereof, shall thereupon cease.

9.	Amendment; Waiver

Subject to certain exceptions set forth in the Indenture, (i) the Indenture, the Callable Floating Rate Notes or the Guarantees may be amended with the consent of the Holders of a majority in principal amount of the Callable Floating Rate Notes then Outstanding and (ii) any past default or noncompliance with any provision may be waived with the consent of the Holders of a majority in aggregate principal amount of the Callable Floating Rate Notes at the time Outstanding (including consents obtained in connection with a tender offer or exchange offer). Subject to certain exceptions set forth in the Indenture, without the consent of any Holder, the Issuer and the Trustee may amend the Indenture to, among other things, cure any ambiguity, defect or inconsistency in the Indenture, to provide for the assumption by a successor of the obligations of the Issuer, to evidence and provide for the acceptance of appointment by a successor Trustee, to make any change that does not materially and adversely affect the rights of any Holder or to provide for uncertificated Callable Floating Rate Notes in addition to or in place of certificated Callable Floating Rate Notes.

10.	Defaults and Remedies

If certain Events of Default with respect to the Callable Floating Rate Notes shall occur, the principal amount of all the Callable Floating Rate Notes may be declared to become immediately due and payable.

Holders may not enforce the Indenture or the Callable Floating Rate Notes except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Callable Floating Rate Notes unless it receives reasonable indemnity and/or security.

11.	Trustee Dealings with the Issuer

Subject to certain limitations set forth in the Indenture, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Callable Floating Rate Notes and may otherwise deal with and collect obligations owed to it by the Issuer or its Affiliates and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Trustee.

12.	No Recourse Against Others

No recourse for the payment of the principal of or other amounts on any of the Callable Floating Rate Notes or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Issuer or the applicable Guarantor in this Indenture, or in any of the Callable Floating Rate Notes, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, limited partner, stockholder, officer, director, employee or controlling person of the Issuer (other than the applicable Guarantor under the Guarantees) or the applicable Guarantor or of any successor Persons thereof. Each Holder, by accepting the Callable Floating Rate Notes, waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Callable Floating Rate Notes. Such waiver may not be effective to waive liabilities under U.S. federal securities laws.

13.	Authentication

This Callable Floating Rate Note shall not be valid until an authorized signatory of the Trustee (or an authenticating agent acting on its behalf) manually or electronically signs the certificate of authentication on the other side of this Callable Floating Rate Note.

14.	CUSIP Numbers

The Issuer in issuing the Callable Floating Rate Notes may use “CUSIP” numbers (if then generally in use). No representation is made as to the accuracy of such numbers either as printed on the Callable Floating Rate Notes or as contained in any such notice and reliance may be placed only on the other identification numbers placed on the Callable Floating Rate Notes. The Issuer will promptly notify the Trustee, in writing, of any change in the “CUSIP” number.

15.	Governing Law

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

16.	Demerger Capital Reduction

By their holding of the Callable Floating Rate Note, each Holder shall be deemed without the need for any further action to have unconditionally and irrevocably (i) consented to any reduction in the capital of Haleon which is implemented within 6 months of the Demerger, (ii) agreed not to object to the Demerger Capital Reduction, and (iii) appointed the Issuer, or such person (other than the Trustee) as the Issuer shall nominate as its agent to undertake all such acts and take all such steps on its behalf (including, without limitation, the execution and delivery of any documents to any court) as may be necessary or desirable for Haleon to implement the Demerger Capital Reduction.

17.	Agent for Service; Submission to Jurisdiction; Waiver of Immunities

The Issuer and each Guarantor have agreed that any suit, action or proceeding against the Issuer brought by any Holder or the Trustee arising out of or based upon the Indenture or the Callable Floating Rate Notes may be instituted in any state or federal court in The City of New York, New York. The Issuer and each Guarantor have irrevocably submitted to the non-exclusive jurisdiction of such courts for such purpose and waived, to the fullest extent permitted by law, trial by jury and any objection they may now or hereafter have to the laying of venue of any such proceeding, and any claim they may now or hereafter have that any proceeding in any such court is brought in an inconvenient forum. The Guarantors each have appointed the Issuer as its Authorized Agent upon whom all writs, process and summonses may be served in any suit, action or proceeding arising out of or based upon the Indenture or the Callable Floating Rate Notes which may be instituted in any state or federal court in The City of New York, New York. To the extent that either of the Issuer and the applicable Guarantor have or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment in aid or otherwise) with respect to themselves or any of their property, the Issuer and the applicable Guarantor have irrevocably waived and agreed not to plead or claim such immunity in respect of their obligations under the Indenture or the Callable Floating Rate Notes.

The Issuer shall furnish to any Holder upon written request and without charge to the Holder a copy of the Indenture which has in it the text of this Callable Floating Rate Note. Requests may be made to: GSK Consumer Healthcare Capital US LLC, attention: Timothy Woodthorpe (Group Treasurer), e-mail: cf.treasury@gsk.com, with copy to: Justin T. Huang (VP and Secretary), Charles David Simpson (VP and Treasurer) and Hatixhe Hoxha (Assistant Secretary), email address: US.CorpSec@gsk.com.

Schedule A

SCHEDULE OF INCREASES OR DECREASES IN CALLABLE FLOATING RATE GLOBAL NOTE

The following increases or decreases in this Callable Floating Rate Global Note have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Callable Floating Rate Global Note	Amount of increase in Principal Amount of this Callable Floating Rate Global Note	Principal Amount of this Callable Floating Rate Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Registrar

EXHIBIT H-A

FORM OF A RULE 144A CERTIFICATED NOTE

[Include the following legend for all Rule 144A Certificated Notes:]

THE NOTES EVIDENCED BY THIS CERTIFICATED NOTE MAY BE PURCHASED AND TRANSFERRED ONLY IN MINIMUM PRINCIPAL AMOUNTS OF $250,000 AND INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF.

THIS NOTE AND THE GUARANTEES OF THIS NOTE BY GLAXOSMITHKLINE PLC, EFFECTIVE BEFORE THE GUARANTEE ASSUMPTION DATE, AND HALEON PLC, EFFECTIVE FROM (AND INCLUDING) THE GUARANTEE ASSUMPTION DATE (UPON WHICH THE GUARANTEE OF GLAXOSMITHKLINE PLC WILL BE AUTOMATICALLY AND UNCONDITIONALLY TERMINATED AND RELEASED) (TOGETHER “THE GUARANTORS”) HAVE NOT BEEN REGISTERED UNDER THE US SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (A) REPRESENTS, WARRANTS, ACKNOWLEDGES AND AGREES FOR THE BENEFIT OF THE ISSUER, THE GUARANTORS AND THE TRUSTEE THAT IT IS A ‘‘QUALIFIED INSTITUTIONAL BUYER’’ (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) PURCHASING THE SECURITIES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ONE OR MORE QUALIFIED INSTITUTIONAL BUYERS; (B) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE SECURITIES OTHER THAN (1) TO THE ISSUER, (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (3) IN THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ONE OR MORE QUALIFIED INSTITUTIONAL BUYERS IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (4) IN AN OFFSHORE TRANSACTION TO A NON-U.S. PERSON IN COMPLIANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND ANY OTHER JURISDICTION; AND (C) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

H-A-1

[FORM OF FACE OF CERTIFICATED NOTE]

[GSK Consumer Healthcare Capital US LLC]

[GSK Consumer Healthcare Capital UK PLC]

[3.125% Fixed Rate Senior Notes due 2025]

[3.375% Fixed Rate Senior Notes due 2027]

[3.375% Fixed Rate Senior Notes due 2029]

[3.625% Fixed Rate Senior Notes due 2032]

[4.000% Fixed Rate Senior Notes due 2052]

[Callable Senior Floating Rate Notes due 2024]

[3.024% Callable Fixed Rate Senior Notes due 2024]

Guaranteed on a Senior Basis by

GlaxoSmithKline plc (prior to the Guarantee Assumption Date)

and

Haleon plc (from and including the Guarantee Assumption Date)

CUSIP No. (144A): [•]

ISIN (144A): [•]

Common Code (144A): [•]

No.	Principal Amount $

This is to certify that:

of

is the person registered in the register maintained by the Registrar in relation to the Notes (the “Note Register”) as the duly registered holder of the Notes represented by this Certificated Note or, if more than one person is so registered, the first named of such persons (the “Holder”). [GSK Consumer Healthcare Capital US LLC]/[GSK Consumer Healthcare Capital UK plc] (the “Issuer”), a public limited company incorporated under the laws of [Delaware]/[England and Wales], promises to pay to the Holder the principal sum of $                on [•].

H-A-2

Reference is hereby made to the further provisions of this Note as set forth on the reverse hereof, which provisions shall for all purposes have the same effect as if set forth at this place.

[GSK CONSUMER HEALTHCARE CAPITAL US LLC]
[GSK CONSUMER HEALTHCARE CAPITAL UK PLC]

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF
AUTHENTICATION

Deutsche Bank Trust Company Americas, as Trustee, certifies that this is one of the Notes referred to in the Indenture.

By:
	Authorized Signatory	Date:

[Attach REVERSE SIDE OF RELEVANT SERIES OF NOTE AND GUARANTEE set forth in Exhibits A to G, excluding Schedule A thereto]

H-A-3

EXHIBIT H-B

FORM OF A REGULATION S CERTIFICATED NOTE

[Include the following legend for all Regulation S Certificated Notes:]

THE NOTES EVIDENCED BY THIS CERTIFICATED NOTE MAY BE PURCHASED AND TRANSFERRED ONLY IN MINIMUM PRINCIPAL AMOUNTS OF $250,000 AND INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF.

THIS NOTE AND THE GUARANTEES OF THE NOTE BY GLAXOSMITHKLINE PLC, EFFECTIVE BEFORE THE GUARANTEE ASSUMPTION DATE, AND HALEON PLC, EFFECTIVE FROM (AND INCLUDING) THE GUARANTEE ASSUMPTION DATE (UPON WHICH THE GUARANTEE OF GLAXOSMITHKLINE PLC WILL BE AUTOMATICALLY AND UNCONDITIONALLY TERMINATED AND RELEASED) (TOGETHER “THE GUARANTORS”) HAVE NOT BEEN REGISTERED UNDER THE US SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT. UNTIL THE EXPIRY OF THE PERIOD OF 40 DAYS AFTER THE LATER OF (i) THE DATE ON WHICH THE OFFERING OF THIS NOTE TO PERSONS OTHER THAN THE DISTRIBUTORS IN RELIANCE ON REGULATION S COMMENCED AND (ii) THE DATE OF ISSUANCE OF SUCH NOTE, SALES MAY NOT BE MADE IN THE UNITED STATES OR TO U.S. PERSONS UNLESS MADE TO QUALIFIED INSTITUTIONAL BUYERS AS DEFINED IN, AND IN TRANSACTIONS PURSUANT TO, RULE 144A UNDER THE SECURITIES ACT.

H-B-1

[FORM OF FACE OF CERTIFICATED NOTE]

[GSK Consumer Healthcare Capital US LLC]

[GSK Consumer Healthcare Capital UK PLC]

[3.125% Fixed Rate Senior Notes due 2025]

[3.375% Fixed Rate Senior Notes due 2027]

[3.375% Fixed Rate Senior Notes due 2029]

[3.625% Fixed Rate Senior Notes due 2032]

[4.000% Fixed Rate Senior Notes due 2052]

[Callable Floating Rate Notes due 2024]

[3.024% Callable Fixed Rate Senior Notes due 2024]

Guaranteed on a Senior Basis by

GlaxoSmithKline plc (prior to the Guarantee Assumption Date)

and

Haleon plc (from and including the Guarantee Assumption Date)

CUSIP No. (Regulation S): [•]

ISIN (Regulation S): [•]

Common Code (Regulation S): [•]

No.	Principal Amount $

This is to certify that:

of

is the person registered in the register maintained by the Registrar in relation to the Notes (the “Note Register”) as the duly registered holder of the Notes represented by this Certificated Note or, if more than one person is so registered, the first named of such persons (the “Holder”). [GSK Consumer Healthcare Capital US LLC]/[GSK Consumer Healthcare Capital UK plc] (the “Issuer”), a public limited company incorporated under the laws of [Delaware]/[England and Wales], promises to pay to the Holder the principal sum of $                on [•].

H-B-2

Reference is hereby made to the further provisions of this Note as set forth on the reverse hereof, which provisions shall for all purposes have the same effect as if set forth at this place.

[GSK CONSUMER HEALTHCARE CAPITAL US LLC]
[GSK CONSUMER HEALTHCARE CAPITAL UK PLC]

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF
AUTHENTICATION

Deutsche Bank Trust Company Americas, as Trustee, certifies that this is one of the Notes referred to in the Indenture.

By:
	Authorized Signatory	Date:

[Attach REVERSE SIDE OF RELEVANT SERIES OF NOTE AND GUARANTEE set forth in Exhibits A to G, excluding Schedule A thereto]

H-B-3

EXHIBIT I

FORM OF CERTIFICATE FOR TRANSFER TO QIB

[Date]

Deutsche Bank Trust Company Americas

c/o DB Services Americas, Inc.

Attention: Reorg. Department

5022 Gate Parkway, Suite 200

Jacksonville, FL 32256

Attn: Transfer Department

E-mail: transfer.operations@db.com

Re:	[Include description of relevant Notes] (the “Notes”) of [GSK Consumer Healthcare Capital US LLC]/[GSK Consumer Healthcare Capital UK plc] (the “Issuer”)

Ladies and Gentleman:

Reference is hereby made to the Indenture, dated as of March 24, 2022 (as amended and supplemented from time to time, the “Indenture”), between GSK Consumer Healthcare Capital US LLC, GSK Consumer Healthcare Capital UK plc, the Guarantors and Deutsche Bank Trust Company Americas, as Trustee, Principal Paying Agent, Transfer Agent and Registrar. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This letter relates to US$[                         ] aggregate principal amount of Notes, which represents an interest in a Regulation S Global Note beneficially owned by the undersigned (the “Transferor”), to effect the transfer of such Notes in exchange for an equivalent beneficial interest in the Rule 144A Global Note.

In connection with such request, and with respect to such Notes, the Transferor does hereby certify that such Notes are being transferred in accordance with Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”), to a transferee that the Transferor reasonably believes is purchasing the Notes for its own account or an account with respect to which the transferee exercises sole investment discretion, and the transferee, as well as any such account, is a “qualified institutional buyer” within the meaning of Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with applicable securities laws of any state of the United States or any other jurisdiction.

You and the Issuer are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

I-1

Very truly yours,

[Name of Transferor]

By:
Authorized Signature

I-2

EXHIBIT J

FORM OF CERTIFICATE FOR TRANSFER PURSUANT TO REGULATION S

[Date]

Deutsche Bank Trust Company Americas

c/o DB Services Americas, Inc.

Attention: Reorg. Department

5022 Gate Parkway, Suite 200

Jacksonville, FL 32256

Attn: Transfer Department

E-mail: transfer.operations@db.com

Re:	[Include description of relevant Notes] (the “Notes”) of [GSK Consumer Healthcare Capital US LLC]/[GSK Consumer Healthcare Capital UK plc] (the “Issuer”)

Ladies and Gentleman:

Reference is hereby made to the Indenture, dated as of March 24, 2022 (as amended and supplemented from time to time, the “Indenture”), between GSK Consumer Healthcare Capital US LLC, GSK Consumer Healthcare Capital UK plc, the Guarantors and Deutsche Bank Trust Company Americas, as Trustee, Principal Paying Agent, Transfer Agent and Registrar. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

In connection with our proposed sale of US$[                     ] aggregate principal amount of the Notes, which represents an interest in a 144A Global Note beneficially owned by the undersigned (the “Transferor”), to effect the transfer of such Notes in exchange for an equivalent beneficial interest in the Regulation S Global Note.

We confirm that such sale has been effected pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, we represent that:

(a) the offer of the Notes was not made to a person in the United States;

(b) either (i) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States or (ii) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

(c) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable;

J-1

(d) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

(e) we are the beneficial owner of the principal amount of Notes being transferred.

In addition, if the sale is made during a Distribution Compliance Period and the provisions of Rule 904(b)(1) or Rule 904(b)(2) of Regulation S are applicable thereto, we confirm that such sale has been made in accordance with the applicable provisions of Rule 904(b)(1) or Rule 904(b)(2), as the case may be.

You and the Issuer are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this letter have the meanings set forth in Regulation S.

Very truly yours,

[Name of Transferor]

By:
Authorized Signature

J-2

EXHIBIT K

FORM OF CERTIFICATE FOR TRANSFER PURSUANT TO RULE 144

[Date]

Deutsche Bank Trust Company Americas

c/o DB Services Americas, Inc.

Attention: Reorg. Department

5022 Gate Parkway, Suite 200

Jacksonville, FL 32256

Attn: Transfer Department

E-mail: transfer.operations@db.com

Re:	[Include description of relevant Notes] (the “Notes”) of [GSK Consumer Healthcare Capital US LLC]/[GSK Consumer Healthcare Capital UK plc] (the “Issuer”)

Ladies and Gentleman:

Reference is hereby made to the Indenture, dated as of March 24, 2022 (as amended and supplemented from time to time, the “Indenture”), between GSK Consumer Healthcare Capital US LLC, GSK Consumer Healthcare Capital UK plc, the Guarantors and Deutsche Bank Trust Company Americas, as Trustee, Principal Paying Agent, Transfer Agent and Registrar. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

In connection with our proposed sale of US$[                     ] aggregate principal amount of the Notes, which represent an interest in a 144A Global Note beneficially owned by the undersigned (the “Transferor”), we confirm that such sale has been effected pursuant to and in accordance with Rule 144 under the Securities Act.

You and the Issuer are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

Very truly yours,

[Name of Transferor]

By:
Authorized Signature

K-1